File No. 333-109900

811-4320

Securities and Exchange Commission

Washington, D.C. 20549

Form N-6

☒	Registration Under the Securities Act of 1933

☐	Pre-Effective Amendment Number

☒	Post Effective Amendment Number 23

And/or

☒	Registration Statement Under the Investment Company Act of 1940

☒	Amendment No. 25

Ohio National Variable Account R

(Exact Name of Registrant)

Ohio National Life Assurance Corporation

(Name of Depositor)

One Financial Way

Montgomery, Ohio 45242

(Address of Depositor’s Principal Executive Offices)

1-800-366-6654

(Depositor’s Telephone Number, including Area Code)

Yeon J. Bae, Senior Assistant Counsel

The Ohio National Life Insurance Company

P.O. Box 237

Cincinnati, Ohio 45201

(Name and Address of Agent for Service)

Copy to:

Chip C. Lunde

Carlton Fields

1025 Thomas Jefferson Street, NW, Suite 400 East

Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2016 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

GP VUL

Individual, Flexible Premium Variable Life Insurance Policy
Issued by

Ohio National Life Assurance Corporation
Ohio National Variable Account R

One Financial Way • Cincinnati, Ohio 45242 • (800) 366-6654

This prospectus describes an individual, flexible premium variable life insurance policy (called the “policy”, or the “contract”) offered through Ohio National Variable Account R (“VAR”), a separate account of ours. We are Ohio National Life Assurance Corporation (“ONLAC”), a subsidiary of The Ohio National Life Insurance Company (“Ohio National Life”).

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a “Fund” or the “Funds”), your premium payments are not an investment in a retail mutual fund. Each Fund may have several series or portfolios (“portfolios”) that use different investment strategies or invest in different securities. VAR is the registered shareholder of the Funds’ shares. VAR purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in Subaccounts (“Subaccounts”) of VAR. We may use the term “portfolios” or “Subaccounts” interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and (iv) may go down in value.

To learn more about ONLAC, this policy and Ohio National Life, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2016. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your registered representative or by logging onto the Securities and Exchange Commission’s website at http://www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should retain this prospectus for future reference. For information related to the portfolios to which you may allocate premium payments, please refer to the current fund prospectuses which should accompany this prospectus.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. The company does not authorize any information or representations regarding the variable aspects of the policy described in this prospectus other than as contained in this prospectus, the fund prospectuses or the statements of additional information of the funds.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 18 of the investment options we offer, including the General Account. However, you will not own the shares of the portfolio. VAR is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAR, we have established Subaccounts that invest in the shares of the portfolios based on Policyholders’ premium allocations. We have listed the available portfolios in this prospectus, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contain important information that describe the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your registered representative. Your policy’s Accumulation Value will reflect the investment performance of the portfolios you select and is not guaranteed.

May 1, 2016

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SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy’s important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

Policy Benefits

Death Benefit — You may select one of two Death Benefit options — the level option (Option A) or the variable option (Option B). With certain limitations, you may also change Death Benefit options during the life of the policy. The Death Benefit under the level option is the Stated Amount. The Death Benefit under the variable option is the Stated Amount plus the Accumulation Value on the date of death.

Death Benefit Guarantee — The policy includes a Death Benefit Guarantee. Under this provision, we guarantee that the Death Benefit during the Death Benefit Guarantee period will not be less than the Stated Amount, provided you pay the Minimum Premium for each month that the Death Benefit Guarantee is active. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the Death Benefit Guarantee is in effect.

Loans — You may borrow against the Loan Value of your policy after the first Policy Year. The Loan Value is the Cash Surrender Value less the cost of insurance charges for the rest of the current Policy Year and will never be less than 90% of your Cash Surrender Value. Loan interest at a rate of 5.00% is taken from your cash surrender value and then credited to your loan collateral account. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 5.26% if the interest was paid at the end of the year. Any outstanding policy indebtedness will be deducted from Proceeds payable at the Insured’s death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable Subaccounts and the General Account. Accumulation Value in each Subaccount equal to the Policy Indebtedness so withdrawn will be transferred to the Loan Collateral Account. If loan interest is not paid when due, the amount is transferred to the Loan Collateral Account and becomes loan principal. Accumulation Value held in the Loan Collateral Account earns interest daily at an annual rate guaranteed to be at least 4.00%.

Preferred Loans — Preferred loans are available at any time on or after the 10th policy anniversary. In the first Policy Year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross Loan Value. The gross Loan Value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later Policy Years, you may increase your preferred loan by an amount no greater than 10% of the gross Loan Value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 4.00% if the interest was paid at the end of the year. The interest rate credited to the Accumulation Value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges — At any time you may surrender your policy in full and receive the Cash Surrender Value. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your Cash Surrender Value. Such withdrawals will reduce your policy’s Death Benefit and may be subject to a Surrender Charge.

Free Look/Right to Return the Policy — Following the initial purchase of your policy or following any subsequent increase in the Stated Amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid for the policy or for the increase, as applicable, or the policy’s current value, depending on your state’s laws. Typically, the free look period expires 20 days from your Receipt of the policy or increase, although the free look period may be longer or shorter in some states.

Variable Investment Choices — Your policy permits you to allocate Net Premiums among up to 18 of the investment options we offer, which include the General Account and the variable portfolios listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account — You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of VAR. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation

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Value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums — You may allocate your Net Premiums among up to 18 investment options, including the variable Subaccounts and the General Account, in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer Accumulation Values and reallocate future premiums according to our current administrative policies and procedures.

Transfers — We allow transfers of Accumulation Values among the Subaccounts of VAR and to the General Account at any time, although charges may apply. Transfers from the General Account to the Subaccounts of VAR are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits — All Death Benefits paid under the policy will generally be excludable from the Beneficiary’s gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a “life insurance policy,” any increases in Accumulation Value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

Policy Risks

Liquidity Risk — Access to the value in your policy through loans or partial or full surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the Subaccounts.

Because of the limited liquidity and the substantial nature of the Surrender Charge in the early years of your policy (and following any increase in Stated Amount), the policy is not a suitable short-term investment.

Investment Performance — If you allocate your Net Premiums to the Subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulation Value will decrease. You are also subject to the risk that the portfolio(s) you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse — If the Cash Surrender Value in your policy is not enough to pay the monthly charges associated with your policy and the Death Benefit Guarantee is not active, your policy will enter a 61 day grace period that begins on the due date of the monthly charges. We will notify you in writing during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. In some states, we will also notify any secondary addressee on the policy. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. Absent receipt of the full amount of the premium payment necessary at the time you make the payment (which may be more or less than the Amount Due on your notice depending on the investment performance of your Subaccounts), your contract may still be subject to lapse. A lapsed policy may be reinstated, subject to certain restrictions.

Impact of Loans — A policy loan, whether or not repaid, will affect the Accumulation Value over time because we subtract the amount of the policy loan from the Subaccounts and/or the General Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the Death Benefit Guarantee to lapse.

We reduce the amount we pay to the Beneficiary upon the Insured’s death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences — Under certain circumstances (usually if your premium payments in the first seven Policy Years or less exceed specified limits established by the Internal Revenue Service), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty tax. In addition, currently favorable tax laws with regards to life insurance may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Death Benefit Proceeds may be subject to estate taxes.

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Termination of the Death Benefit Guarantee — Your policy makes available a Death Benefit Guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the Minimum Premium. Even if you have a Death Benefit Guarantee, you must monitor the investment performance of the policy as you near the end of your Death Benefit Guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the Death Benefit Guarantee. If this is the case, at the end of the Death Benefit Guarantee period, your policy will lapse, subject to the 61 day grace period that begins on the due date of the monthly charges, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio’s prospectus. Please refer to each portfolio’s prospectus and read it carefully for more information before investing. Copies of each portfolio’s prospectus can be obtained by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy or transfer the cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Distribution Charge(1)	Upon receipt.	2.9% of premiums.(2)
State Premium Taxes(1)	Upon receipt.	Between 0% and 6%.
Surrender Charge	Upon full or partial surrender, lapse and decreases in stated amount.
Maximum		$58.40 per $1000 of Stated Amount.(3)
Minimum		$13.94 per $1000 of Stated Amount.(4)
Representative Insured (45 year old male, non-tobacco, $100,000 Stated Amount, surrender in the first policy year)(5)		$32.01 per $1000 of Stated Amount.
Transfer Fees
Maximum	Upon the applicable transfer.	$15.00 per transfer.(6)
Illustration Charge
Maximum	Upon your request.	$100 per request.(7)
Annual Report of Policyholder’s account
Maximum	Upon special request.(8)	$100 per request.
Reinstatement Fee	Upon reinstatement.	Accrued Monthly Deductions + 2 months Monthly Deductions + 6% interest on outstanding loan amount(9) + Premium Expense Charge(10)
Administrative Fee
Maximum	Upon partial surrender.	The lesser of $25 or 2% of the amount surrendered.
Regular Loan Interest
Maximum	Applied annually.	5.26% of regular loan account balance.
Preferred Loan Interest
Maximum	Applied annually.	4.00% of preferred loan account balance.

OPTIONAL RIDERS:
Accelerated Death Benefit Rider (Lifetime Advantage Rider)
Maximum	When exercised.	$100.00(11)
Exchange of Life Insured
Maximum	At time of exchange.(12)	$75.00 per exchange.

(1) Please note that a Premium Expense Charge will be applied as part of the reinstatement fee.

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(2) In Policy Years 21 and later, this charge is reduced to 2.00%.

(3) The maximum Surrender Charge is for a 56 year old male, smoker surrendering during the first year of the Policy.

(4) The minimum Surrender Charge is for a female, age 0 surrendering during the first year of the Policy.

(5) These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Surrender charges specific to your Policy can be found in your Policy documents or obtained by calling us at 1-800-366-6654.

(6) Currently $3.00 per transfer, with the first 12 transfers during any given Policy Year free.

(7) Please see “Illustration Charge and Charge for Annual Report of Account Status” for further details about this charge.

(8) Please see definition of special request under “Illustration Charge and Charge for Annual Report of Account Status.”

(9) 6% interest is calculated on any loan amount from the date the policy lapsed.

(10) Premium Expense Charge is comprised of the distribution charge and the state premium taxes as described above and in “Premium Expense Charges.” The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and 2 months of Monthly Deductions due at the time of reinstatement.

(11) If permitted under state law, the charge of $100 will be charged at the time the Rider is exercised.

(12) Charge only applies if you have elected to add the specified rider to your Policy.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*
Maximum	Monthly.	$83.33 per $1000 of Stated Amount.(2)
Minimum		$0.06 per $1000 of Stated Amount.(1)
Representative Insured (45 year old male, non-tobacco, Standard Risk class, $100,000 Stated Amount)(3)		$0.22 per $1000 of Stated Amount.
Maintenance Fee
Maximum	Monthly.	$7.00 per month.
Risk Charge
Maximum	Daily.	0.75% of the variable Accumulation Value (annualized).(4)
Death Benefit Guarantee Option	Monthly	• $0.01 per $1000 stated amount for the 10-year-or-to-age-70 guarantee. • $0.03 per $1000 of stated amount for the guarantee to maturity. There is no charge for the 7 year death benefit guarantee.
OPTIONAL RIDERS GENERALLY:
Additional Term Life Insurance Rider (Term Rider)
Maximum	Monthly.**	$83.33 per $1000 of Stated Amount.(5)
Minimum		$0.06 per $1000 of Stated Amount.(6)
Representative Insured (45 year old male, non-tobacco, Standard Risk Class)		Charge for a Representative purchase is $0.22 per $1000 of stated amount.

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Charge	When Charge is Deducted	Amount Deducted
Term Life Insurance for Additional Insured (Additional Insured Term or Spouse Term)(9)
Maximum	Monthly.**	$83.33 per $1000 of Stated Amount.(7)
Minimum		$0.06 per $1000 of Stated Amount.(8)
Representative Insured (45 year old male, non-tobacco, Standard Risk Class)		Charge for a Representative purchaser is $0.22 per $1000 of stated amount.
Family Term Life Insurance
Maximum	Monthly.**	$0.44 per $1000 of Stated Amount of total children’s coverage.
Continuation of Coverage Rider
Maximum	Monthly.**	$0.45 per $1000 of stated amount.(10)
Minimum		$0.00 per $1000 of stated amount.(11)
Representative Insured (male, age 45, non-tobacco)		$0.0003 per $1000 of stated amount.
Accidental Death Benefit
Maximum	Monthly.**	$0.29 per $1000 of Stated Amount.(12)
Minimum		$0.05 per $1000 of Stated Amount.(13)
Representative Insured (male, aged 45, Standard Risk Class)		$0.08 per $1000 of Stated Amount.
Guaranteed Purchase Option
Maximum	Monthly.**	$0.19 per $1000 of Stated Amount.(14)
Minimum		$0.03 per $1000 of Stated Amount.(15)
Representative Insured (25 year old insured)		$0.10 per $1000 of Stated Amount.
Waiver of Premium for Total Disability
Maximum	Monthly.**	$0.18 per $1.00 of stipulated premium.(16)
Minimum		$0.01 per $1.00 of stipulated premium.(17)
Representative Insured (male, age 45, non-tobacco, Standard Risk Class)		$0.03 per $1.00 of stipulated premium.

 * The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular Policyholder will pay. Please contact your representative for a quote of what your charge would be. If you are not sure who your representative is, contact us at 1-800-366-6654 to find out your representative of record. Maximums will not exceed charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. The tables are adopted by the various Departments of Insurance to determine amounts necessary to calculate Cash Values and Policy reserves.

** Charge only applies if you have elected to add the specified rider to your policy.

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(1) The minimum cost of insurance charge is for a female, age 0.

(2) The maximum cost of insurance charge is for a male, age 99.

(3) The characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender, risk class, and stated amount.

(4) Your risk charge may be reduced at certain breakpoints based on your Accumulation Value. Please see “Risk Charge” for more information.

(5) Maximum charge is for a male, age 99, smoker class.

(6) Minimum charge is for a female, age 18, super-preferred non-smoker class.

(7) Maximum charge is for a male, age 99, smoker class.

(8) The minimum cost of insurance charge is for a female, age 0.

(9) If this rider is bought for a spouse, you may enjoy certain tax benefits. Please discuss with your tax advisor.

(10) Maximum charge is for a female, age 85, super-preferred non-smoker.

(11) Minimum charge is for a male, age 18, smoker class.

(12) Maximum charge is for a male, age 69, Table D rated class.

(13) Minimum charge is for a female, age 0.

(14) Maximum charge is for a 39 year old insured.

(15) Minimum charge is for a 0 year old insured.

(16) Maximum charge is for a male, age 59, smoker, Table D rated.

(17) Minimum charge is for a female, age 18, non-smoker.

The following table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Annual Portfolio Operating Expenses

	Minimum	Maximum
(Expenses deducted from portfolio assets, including management fees, 12b-1 fees and other portfolio operating expenses.)	0.35%	2.31%

GENERAL DESCRIPTION OF OHIO NATIONAL LIFE

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of the State of Ohio to facilitate the issuance of certain insurance policies that do not share in our investment performance. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 49 states, the District of Columbia and Puerto Rico. Our address is One Financial Way, Cincinnati, Ohio 45242. We are obligated to pay all amounts promised to the Policyholders of our policies. Amounts in the separate accounts, however, are subject to market risk.

Ohio National Variable Account R (“VAR”)

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law and federal securities law, VAR’s assets are held separate from our assets and exclusively for the benefit of policyholders and persons entitled to payments under the policies. VAR’s assets are not chargeable with liabilities arising out of our other business.

We keep VAR’s assets segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s Subaccounts.

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VAR has Subaccounts corresponding to each of the Funds listed in this prospectus. VAR may in the future add or delete investment Subaccounts. Each investment Subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each Subaccount are credited to or charged against that Subaccount without regard to income or gains or losses from any other Subaccount and do not reflect the investment experience of Ohio National Life Assurance Corporation’s other assets.

The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of the State of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently it has assets of approximately $40.2 billion and equity in excess of $2.0 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

Ohio National Life and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable products. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable products and about the benefits of variable products generally. These additional amounts are paid from our profits, not deducted from the Policyholders’ purchase payments. Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National Life has contracted with the broker-dealer for the distribution of our products. As with reimbursements, these payments are not deducted from Policyholders’ purchase payments.

From time to time, Ohio National Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

Ohio National Life believes that, consistent with well established industry and the Commission practice, the periodic reporting requirements of the Securities Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.

With the increased use of technologies such as the Internet, our business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect us, the underlying Funds, intermediaries, and other affiliated or third party service providers whose operations may impact your contract. While we have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the Fund prospectus which should accompany this product prospectus. Net Premiums under the policy may be allocated to the Subaccounts of VAR which invest exclusively in portfolio shares. Accordingly, the Accumulation Values you allocate to the Subaccounts will vary with the investment performance of the portfolios.

The value of each Fund’s investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, risks, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your registered representative or by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file

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with the Securities and Exchange Commission and are available on their EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Some of the Fund of Funds invest primarily in a portfolio of exchange-traded funds (“ETFs”). Because the Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying funds. You can invest directly in ETFs and do not have to invest through a variable contract or a mutual fund. You should read the Fund prospectuses carefully for more information.

Periodically some of the Funds may be closed to future allocation of premium payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to Policyholders prior to any such closure.

Listed below are all of the portfolios available in your policy, their adviser and subadviser (if applicable) and investment objective:

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Ohio National Fund, Inc.

Equity Portfolio	(ClearBridge, LLC)(1)	Long-Term Growth Of Capital

Bond Portfolio	Ohio National Investments, Inc.	High Level Of Income And Opportunity for Capital Appreciation Consistent with Preservation of Capital

Omni Portfolio	(Suffolk Capital Management, LLC)(1)	High Level of Long-Term Total Return Consistent with Preservation of Capital

International Portfolio	(Federated Global Investment Management Corp.)(1)	Long-Term Growth Of Capital
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)(1)	Long-Term Growth Of Capital
Capital Appreciation Portfolio	(Jennison Associates LLC)(1)	Long-Term Capital Growth
Aggressive Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Growth
Small Cap Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Appreciation
Mid Cap Opportunity Portfolio	(Goldman Sachs Asset Management, L.P.)(1)	Long-Term Total Return

ClearBridge Small Cap Portfolio	(ClearBridge, LLC)(1)	Long-Term Capital Appreciation
S&P 500® Index Portfolio	(Geode Capital Management, LLC)(1)	Total Return Approximating that of the Standard & Poor’s 500® (S&P 500®) Index at a risk level consistent with that of the S&P 500® Index

High Income Bond Portfolio	(Federated Investment Management Company)(1)	High Current Income
Strategic Value Portfolio	(Federated Equity Management Company of Pennsylvania)(1)	Growth Of Capital and Income

Form 6364	11

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Nasdaq-100 ® Index Portfolio	(Geode Capital Management, LLC)(1)	Long-Term Growth Of Capital

Bristol Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Bristol Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Balanced Portfolio	(ICON Advisers, Inc.)(1)	Capital Appreciation and Income
Target VIP Portfolio	(First Trust Advisors L.P.)(1)	Above Average Total Return
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
Invesco V.I. International Growth Fund	Invesco Advisers, Inc.	Long-Term Growth of Capital
Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)(2)	Long-Term Capital Growth consistent with capital preservation and a Secondary Goal of Current Income
Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II	(Federated Global Investment Management Corp)(3)	Capital Appreciation

Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity Management & Research Company	Long-Term Capital Appreciation
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Fidelity Management & Research Company	Long-Term Growth Of Capital
Fidelity® VIP Growth Portfolio (Service Class 2)	Fidelity Management & Research Company	Capital Appreciation
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Fidelity Management & Research Company	Reasonable Income; Will Also Consider the Potential for Capital Appreciation; Goal is to Achieve a Yield that Exceeds the Composite Yield of the S&P 500® Index
Fidelity® VIP Real Estate Portfolio (Service Class 2)	Fidelity Management & Research Company	Above Average Income and Long-Term Capital Growth, consistent with reasonable investment risk; Goal is to Provide a Yield that Exceeds the Composite Yield of the S&P 500®
Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity Management & Research Company	High Level of Current Income Consistent with Preservation of Capital and Liquidity

Form 6364	12

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Franklin Templeton Variable Insurance Products Trust

Franklin Income VIP Fund (Class 2)	Franklin Advisers, Inc.	Maximize Income While Maintaining Prospects for Capital Appreciation

Franklin Flex Cap Growth VIP Fund (Class 2)	Franklin Advisers, Inc.	Capital Appreciation
Templeton Foreign VIP Fund (Class 2)	Templeton Investment Counsel, LLC	Long-Term Capital Growth

Franklin Founding Funds Allocation VIP Fund (Class 4)(8)	Franklin Templeton Services, LLC(4)	Capital Appreciation With Income As A Secondary Goal

Goldman Sachs Variable Insurance Trust (Institutional Shares)
Goldman Sachs Large Cap Value Fund (formerly Growth and Income)	Goldman Sachs Asset Management, L.P.	Long-Term Capital Appreciation
Goldman Sachs U.S. Equity Insights Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Dividend Income
Goldman Sachs Strategic Growth Fund (formerly Capital Growth)	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital
Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company	Total Return
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company	Capital Growth and Appreciation
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company	Growth of Capital
Janus Aspen Series (Service Shares)
Janus Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Global Research Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Balanced Portfolio	Janus Capital Management LLC	Long-Term Capital Growth, Consistent with Preservation of Capital and Balanced by Current Income
Overseas Portfolio	Janus Capital Management LLC	Long-Term Growth of Capital
JPMorgan Insurance Trust (Class I)

JPMorgan Insurance Trust Mid Cap Value Portfolio	J.P. Morgan Investment Management, Inc.	Capital Appreciation with Achieving Current Income as a Secondary Goal
JPMorgan Insurance Trust Small Cap Core Portfolio	J.P. Morgan Investment Management, Inc.	Capital Growth Over the Long Term

Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation

Form 6364	13

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Legg Mason Partners Variable Equity Trust (Class I)

ClearBridge Variable Dividend Strategy Portfolio	(ClearBridge Investments, LLC)(5)	Dividend Income, Growth of Dividend Income and Long-Term Capital Appreciation
ClearBridge Variable Large Cap Value Portfolio	(ClearBridge Investments, LLC)(5)	Long-Term Growth of Capital with Current Income as a Secondary Objective

MFS® Variable Insurance Trust(SM) (Service Class)
MFS® New Discovery Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Total Return Series	Massachusetts Financial Services Company	Total Return
MFS® Variable Insurance Trust II (Service Class)

MFS® Massachusetts Investors Growth Stock Portfolio	Massachusetts Financial Services Company	Capital Appreciation
Morningstar ETF Allocation Series (Class II)
Morningstar Conservative ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Current Income and Preservation Of Capital
Morningstar Income and Growth ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Current Income and Capital Appreciation
Morningstar Balanced ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Capital Appreciation and Some Current Income
Morningstar Growth ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Capital Appreciation
Morningstar Aggressive Growth ETF Asset Allocation Portfolio(8)	(Morningstar Investment Management LLC)(6)	Capital Appreciation

Neuberger Berman Advisers Management Trust (S Class Shares)

AMT Mid Cap Intrinsic Value Portfolio	Neuberger Berman Investment Advisers LLC	Growth of Capital

PIMCO Variable Insurance Trust (Administrative Shares)

PIMCO Real Return Portfolio	Pacific Investment Management Company LLC	Maximum Real Return, Consistent With Preservation of Real Capital and Prudent Investment Management

Form 6364	14

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

PIMCO Total Return Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management
PIMCO Global Bond Portfolio (Unhedged)	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management
PIMCO CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC	Maximum Real Return Consistent with Prudent Investment Management

The Prudential Series Fund, Inc. (Class II)

Jennison Portfolio	(Jennison Associates LLC) (7)	Long-Term Growth Of Capital
Jennison 20/20 Focus Portfolio	(Jennison Associates LLC) (7)	Long-Term Growth Of Capital

Royce Capital Fund (Investment Class)
Royce Small-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Royce Micro-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Morgan Stanley The Universal Institutional Funds, Inc. (Class II)

Morgan Stanley UIF Core Plus Fixed Income Portfolio	Morgan Stanley Investment Management, Inc.	Above Average Total Return Over a Market Cycle of Three to Five Years
Morgan Stanley UIF Growth Portfolio	Morgan Stanley Investment Management, Inc.	Long-Term Capital Appreciation
Morgan Stanley UIF U.S. Real Estate Portfolio	Morgan Stanley Investment Management, Inc.	Above Average Current Income and Long-Term Capital Appreciation

____________

(1)  Subadviser to Ohio National Investments, Inc.

(2) Subadviser to The Dreyfus Corporation.

(3) Subadviser to Federated Equity Management Company of Pennsylvania.

(4) Franklin Templeton Services, LLC is the administrator for Franklin Founding Fund Allocation VIP Fund, which invests in shares of other series of Franklin Templeton Variable Insurance Products Trust. The advisers of the underlying funds are Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited.

(5) Subadviser to Legg Mason Partners Fund Advisor, LLC

(6) Subadviser to ALPS Advisors, Inc.

(7) Subadviser to Prudential Investments LLC

(8)  This fund is a Fund of Funds. Expenses for these type of funds may be higher because the Policyholders bear a proportion of the expenses of underlying funds in which these Fund of Funds invest.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission’s regulatory oversight.

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General Description

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a Policyholder to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if you pay the Planned Premiums, allocate all Net Premiums only to the General Account and make no transfers, partial surrenders, or Policy loans, the minimum amount and duration of your Death Benefit will be determinable and guaranteed. Transfers from the General Account to VAR are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the Policy.

Accumulation Value

The Accumulation Value in the General Account on the later of the Issue Date or the day we receive your Initial Premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first Monthly Deduction.

Thereafter, until the maturity date, we guarantee that the Accumulation Value in the General Account will not be less than the amount of the net premiums allocated or Accumulation Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the General Account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the Loan Collateral Account. The amount available for distribution upon maturity is the Accumulation Value of the Policy. There are no charges for distribution upon maturity.

We guarantee that interest credited to your Accumulation Value in the General Account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The Policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The Accumulation Value in the General Account will be calculated on each Valuation Date.

Voting Rights

We will vote the Fund shares held in the various Subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy’s Accumulation Value in a Subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes for which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. There is no minimum number of Policyholders required to reach a quorum. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAR which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAR. As a result, a small number of Policyholders may determine the outcome of a vote submitted to the Fund by VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report.

CHARGES

We make charges against or deductions from premium payments, Accumulation Values and policy surrenders in the manner described below.

Form 6364	16

Premium Expense Charges

Each premium payment is subject to a Premium Expense Charge, including payments made for Monthly Deductions when reinstating the policy. The Premium Expense Charge is deducted in proportion to your current premium allocation choices. The Premium Expense Charge has two components:

Distribution Charge. The Policy is subject to a charge of 2.9% of premiums paid in the first 20 years reducing to 2.0% in years 21 and later. This charge is intended to help defray the costs attributable to this Policy including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to the state premium tax and/or any other state or local charges levied against your Policy, if applicable. Currently, most state premium taxes range from 0% to 6%.

Monthly Deduction

As of the Policy Date and each subsequent Process Day, we will deduct from the Accumulation Value of your Policy and in proportion to the values in your various Subaccounts and the General Account, a Monthly Deduction to cover certain charges and expenses incurred in connection with the Policy.

The Monthly Deduction consists of:

• the cost of insurance,

•  a maintenance fee of $7 for the cost of establishing and maintaining policy records and processing applications and notices, and

• the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial Stated Amount and each subsequent increase in the Stated Amount. The monthly cost of insurance rate is based on the Insured's sex, rate class, Stated Amount and Attained Age. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the Policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. Such rates for smokers and non-smokers are based on the 1980 Commissioners Standard Ordinary, Male or Female, Smoker or Nonsmoker, Age nearest birthday Mortality Tables. The cost of insurance charge is guaranteed not to exceed such table rates for the Insured’s risk class;

(ii) is the Death Benefit net of Policy Indebtedness at the beginning of the Policy Month divided by 1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii) is Accumulation Value net of Policy Indebtedness at the beginning of the Policy Month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

There are 3 death benefit guarantee periods from which to choose. For the 7 year death benefit guarantee there is no additional charge. The 10 year or to age 70 guarantee period has a $0.01 per $1,000 of stated amount charge and the guarantee to maturity has a charge of $0.03 per $1,000 of stated amount.

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your Policy.

Risk Charge

Your Accumulation Value in VAR, but not your Accumulation Value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various Subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the Policy. Such charge will be assessed daily against each of the variable Subaccounts at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

Your risk charge will be reduced based upon your Policy Accumulation Value. In the event your Policy Accumulation Value exceeds four times the premium indicated on page 6A of your policy, (hereinafter “indicated premium”) then the risk charge may, at our sole option, be assessed daily at an annual rate of 0.30% (0.65% for Pennsylvania policies) against each of the variable Subaccounts, for the amount in excess of four times the indicated premium. In the event your Policy Accumulation Value exceeds eight times the indicated premium, the risk charge may at our sole option be assessed daily at the annual rate indicated above for the amount up to four times the indicated premium, and daily at an annual rate of 0.20% (0.55% for

Form 6364	17

Pennsylvania policies) against each variable subaccount for the Policy amount in excess of eight times the indicated premium. At our option, we may increase or decrease the reductions set forth in this paragraph.

Surrender Charge

After the free look period and during the first fifteen (15) years of your Policy and for fifteen (15) years following any increase in Stated Amount, a Surrender Charge is assessed in connection with all complete surrenders, all lapses, all decreases in Stated Amount and certain partial surrenders. The charge is based on the 1980 Commissioners Standard Ordinary Mortality Tables and the maximum standard nonforfeiture rate for the first 10 years. Starting with year 11 and through year 15, the charge is graded to zero as follows: 80% of the Surrender Charge applies in year 11, 60% in year 12, 40% in year 13, 20% in year 14 and 0% thereafter.

If you surrender your Policy in full or it lapses when a Surrender Charge applies, we will deduct the total charge from your Accumulation Value. If you decrease the Stated Amount of your Policy while a Surrender Charge applies, your Accumulation Value will be charged with the portion of the total Surrender Charge attributable to the Stated Amount cancelled by the decrease.

The following is a chart showing the maximum Surrender Charge applicable to the Policy. Because the Surrender Charge is based on your Age, sex, rating classification and the length of time you have held your Policy, your actual Surrender Charge may be significantly less.

Form 6364	18

	Maximum Surrender Charges Per $1,000 Of Stated Amount
	Male		Female
Age	Nonsmoker	Smoker	Nonsmoker	Smoker
0-20	$17.80	$20.00	$16.71	$17.78
21-30	21.32	24.62	19.86	21.51
31-40	27.46	32.89	24.98	27.60
41-50	38.03	46.90	33.36	37.20
51-60	57.28	58.40	48.02	53.32
61-70	58.23	58.12	58.20	58.31
71-85	57.51	57.60	57.62	57.63

Partial surrenders in any Policy Year totaling 10% or less of the Cash Surrender Value of your Policy as of the end of the previous Policy Year are not subject to any Surrender Charge. Partial surrenders in any Policy Year in excess of 10% of the Cash Surrender Value of your Policy as of the end of the previous Policy Year will be subject to the Surrender Charges equal to the percentage of Cash Surrender Value withdrawn minus 10%.

For example, assume a Policy which now has, and at the end of the previous Policy Year had, an Accumulation Value of $11,100 and a Surrender Charge of $1,100. The Cash Surrender Value of the Policy is therefore $10,000. If you decide to withdraw 25% of such Cash Surrender Value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total Surrender Charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.

Transfer and Administrative Fees

A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on transfers of values from one portfolio to another or to the General Account or from the General Account to a variable portfolio. Currently, the Company is not assessing this charge on the first 12 transfers made in any Policy Year. Other restrictions may apply to transfers. Please see “Transfers” and “Excessive Trading and Market Timing” for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.

Illustration Charge and Charge for Annual Report of Account Status

A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the Issue Date. Currently, standard, automated illustrations are provided at no charge at the time of purchase and after issue. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations cases in lapse pending and cancellations.

Each year we will send you an annual report which shows the current Accumulation Value, the Cash Surrender Value, the Stated Amount, any Policy Indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. A fee not to exceed $100 may be charged for a special request for an annual report of your account status. A request for an annual report of your account is a special request when it is for a time period other than a Policy Year. We will also send you all reports required by the 1940 Act.

Loan Interest

We charge you interest in advance on loans you take from your policy values. The annual rate is 5.00% of loan account balance for regular loans and 3.846% of loan account balance for preferred loans.

Reinstatement Fee

You will be required to pay a reinstatement fee in order to reinstate your policy. The reinstatement fee is comprised of Accrued Monthly Deductions, 2 months of Monthly Deductions calculated based upon your Attained Age, gender, risk class, rating and Stated Amount at the time of reinstatement, 6% interest on any outstanding loan amount from the time the policy lapsed and a Premium Expense Charge. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and the 2 months of Monthly Deductions due at the time of reinstatement. Please see “Premium Expense Charge” for more information about the charge. At the time of reinstatement, the policy will be restored to the same Accumulation Value you had when the policy lapsed. The Policy Date and Stated Amount, as well as your

Form 6364	19

Subaccount allocations, remain the same as when the policy lapsed. Monthly deductions and charges for the Policy after reinstatement will be based upon your Attained Age, gender, risk class, rating and Stated Amount at the time of reinstatement.

The reinstatement fee is calculated by adding (i) plus (ii) plus (iii) plus (iv), where:

(i) is the Accrued Monthly Deductions;

(ii) is 2 months of Monthly Deductions calculated based upon your Attained Age, gender, risk class, rating and Stated Amount at the time of reinstatement;

(iii) is 6% interest on any outstanding loan amount from the time the policy lapsed; and

(iv) is the Premium Expense Charge on the amounts in (i) and (ii).

Other Charges

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional Insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, exchange of life insured, continuation of coverage and accelerated Death Benefit. More detailed information concerning such riders may be obtained from your registered representative. Optional riders may not be approved in all states and may be no longer offered by the Company at anytime, without prior notice. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. Charges for riders are set forth in the Fee Tables.

The accelerated Death Benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your policy (up to $250,000.00) in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There may be an administrative charge of $100 if permitted under state law for this rider and you can select the rider at anytime by contacting us.

We may also charge the assets of each portfolio and the General Account to provide for any federal taxes that may become payable by us in respect of such assets. Under current federal law, no such federal taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are investment advisory fees and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds’ prospectuses.

GENERAL DESCRIPTION OF THE POLICY

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Policyholder is the Insured unless the application specifies a different person as the Insured or the Policyholder is changed thereafter. While the Insured is living, the Policyholder may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable Beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholder are as follows:

• to appoint or change beneficiaries;

• to receive amounts payable before the death of the Insured;

• to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

• to change the Policyholder of the Policy; and

• to change the face amount of the Policy.

No change of a Policyholder or a Beneficiary will take effect unless we receive written request thereof and the new Policyholder or Beneficiary must have an insurable interest in the life of the Insured at the time of the requested change of a Policyholder or Beneficiary. This requirement may not apply in some states. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are

Form 6364	20

not responsible for the validity of an assignment. The Policyholder’s rights and the rights of the Beneficiary may be affected by an assignment. We will not allow an assignment that, in our sole opinion, could result in the transfer of any rights or benefits payable under the policy to a person, entity or a trust that does not have an insurable interest in the life of the Insured at the time of the requested assignment.

Allocation of Premiums

In the Policy application, you may direct the allocation of your net premium payments among up to 18 investment options, including the Subaccounts of VAR and the General Account. Your initial allocation will take effect on the first Process day following the Issue Date or, if later, when we receive your Initial Premium payment. Pending such allocation, Net Premiums will be held in the Fidelity® VIP Government Money Market Portfolio. Premiums allocated to the DCA program (as described below) will take effect on the day preceding the first Process Day. If you fail to indicate an allocation in your Policy application, we will leave your Net Premiums in the Fidelity® VIP Government Money Market Portfolio until we receive allocation instructions. You will receive a Policy Amendment with your Policy stating that the premium payment was allocated to the Fidelity® VIP Government Money Market Portfolio. The amount allocated to any Subaccount or the General Account must equal a whole percentage. You may change the allocation of your future Net Premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the Subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

Transfers

You may transfer the Accumulation Value of your Policy among the Subaccounts of VAR and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire Accumulation Value of the Subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a transfer fee of $3 for each transfer, but we are presently waiving that charge for the first 12 transfers during a Policy Year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the Subaccounts are subject to additional restrictions. No more than 25% of the Accumulation Value in the General Account as of the end of the previous Policy Year, or $1,000, if greater, may be transferred to one or more of the Subaccounts in any Policy Year.

To the extent that transfers, surrenders and loans from a Subaccount exceed net purchase payments and transfers into that Subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio’s securities on short notice could be detrimental to that portfolio and to Policyholders with values allocated to the corresponding Subaccount. To protect the interests of all Policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day’s total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order received and, lastly, telephone and facsimile transfers in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.

We will process a transfer at the end of the Valuation Period on which we receive your request in Good Order. For example, if we receive your request in Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of Accumulation Value you have available to transfer will be based on that day’s price. Please see “Accumulation Unit Values” and “Determination of Variable Accumulation Values” for more information regarding the calculation of your Accumulation Value.

If you request to rebalance your subaccount allocations by changing the percentage of funds allocated to different subaccounts, we will only be able to comply with your request by using a two business day transfer process. The contract does not provide for this type of request to be processed within one business day.

Electronic Access

If you give us authorization, your Policy and unit values and interest rates can be checked by telephoning us at 1-800-366-6654, #1 or by accessing our web site at any time at www.ohionational.com. You may also make transfers and change allocations on our web site. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer request per day.

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We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the Policyholder a written confirmation of all electronic transfers. However, if we cannot complete a transfer as requested, our customer service representative will contact the Policyholder in writing sent within 48 hours of the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.

We reserve the right to limit or restrict electronic access in any form at any time as to any Policyholder.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your registered representative’s or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our Receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our Home Office.

Reports and Confirmations

We will send you an Annual Report at least once each year showing the number of units credited to the Policy by Fund and the value of each unit as of the end of the last report. This Annual Report will be provided to you free of charge. Additionally, we will send you a written confirmation for certain financial transactions, including premium payments and transfers, loans, loan repayments, withdrawals and surrenders.

Please review your reports and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.

Excessive Trading and Market Timing

We discourage excessive trading and market timing through your Policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The Policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been rejected. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the rejected transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the Policyholder is determined to have traded excessively, we will notify the Policyholder in writing that his or her Policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.

Upon the second instance of excessive trading, the Policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, transfers of Policy values will only be permitted into the Fidelity® VIP Government Money Market Portfolio and all transfer privileges will be suspended. The Policyholder will be informed in writing of the denial of future transfer privileges. If a Policyholder decides to surrender the Policy following suspension of transfer privileges, the Policyholder will incur the resulting Surrender Charge.

We may, in our sole discretion, take any Policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all Policyholders uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a Policy on the list of monitored policies despite the fact the Policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your Policy.

Some of the factors we may consider when determining whether or not to place a Policy on the list of monitored policies may include, but not be limited to:

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• The number of transfers made in a defined period;

• The dollar amount of the transfer;

• The total assets of the portfolios involved in the transfer;

• The investment objectives of the particular portfolios involved in your transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring Policy values if we, or the portfolios, believe that an intermediary associated with the Policyholder’s account has otherwise been involved in market timing or excessive trading on behalf of other Policyholders. Likewise, Policyholders who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

We may alter or amend this Policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such Policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those Policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of Policyholders and the amounts and dates of any purchase, redemption, transfer or exchange requests by Policyholders. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a Policyholder upon instruction from the Funds.

Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from the General Account or Fidelity® VIP Government Money Market Portfolio to any of the other Subaccounts or to the General Account.

The DCA program is only available on Policies having a total Accumulation Value of at least $2,500. Each transfer under the DCA program must be at least $100 and at least 12 transfers must be scheduled. The initial transfer into the DCA program from the Fidelity® VIP Government Money Market Portfolio will count against the 12 free transfers you are allowed each Policy Year; however, the transfer fee will not apply to the remaining DCA transfers. Therefore, if you have transfers in excess of 11 outside of the DCA program, you will incur a transfer fee. We may discontinue or modify the DCA program at any time. You may make an unscheduled transfer from a purchase payment allocated to a DCA account, but only for the full value of the DCA attributable to such purchase payment.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the Subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when share prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than a single up-front investment.

Directed Charges

You may direct us to deduct monthly cost of insurance charges and maintenance fees only from the General Account or the Fidelity® VIP Government Money Market Portfolio instead of pro rata from all of the portfolios to which you have allocated premium payments. In the event you requested directed charges and there is insufficient values to pay the charges, the remaining amount will be deducted pro rata from the portfolios in which there are values. There is no fee for this service, and you may request this feature at any time. We do, however, reserve the right to alter or discontinue the service at any time.

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Conversion

Once during the first two years following the Issue Date and the date of any increase in Stated Amount, you may convert your Policy or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your Accumulation Value to the General Account. After such a transfer, minimum values and Death Benefits under your Policy will be determinable and guaranteed. Accumulation Values will be determined as of the date we receive a conversion request at our Home Office. There will be no change in Stated Amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your Policy. Transfers of Accumulation Value to the General Account in connection with such a conversion will be made without charge. You may continue to benefit from riders you have selected in this policy upon converting your policy to a fixed benefit flexible premium policy. Please speak with your registered representative for additional information.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

• to make the Policy or VAR comply with any law or regulation issued by a governmental agency to which we are subject;

• to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

• to reflect a change in the operation of VAR; or

• to provide additional Subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

Free Look Period

You have the right to examine and cancel your Policy by returning the Policy to us (or to the registered representative who sold it) on or before 20 days after you receive the Policy. There may be longer or shorter periods depending upon applicable state law. See the “Free Look” provision of your Policy. If you decide to cancel the Policy during the Free Look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Initial Premium payments are held in the Fidelity® VIP Government Money Market Portfolio until the first Process Day following the Issue Date. Your Initial Premiums, therefore, will not share in the investment experience of your initial allocations until the first Process Day. Your state’s laws will determine if we return Accumulation Values or the full refund of Premiums if you choose to cancel the policy during the free look period.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

• your entire payment; or

• the Accumulation Value plus deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed.)

If you live in a state that requires us to return Accumulation Value, we will refund:

• your Accumulation Value as of the date we receive the returned Policy, plus

• any deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

Free Look for Increases in Face Amount

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. This period may be longer based upon applicable state law. Premium that you submit to us for the approved increase will be invested in your specified Subaccount allocations upon Receipt. If you cancel the increase, you will receive a credit to your Accumulation Value of the charges deducted for the increase. You may elect to have the premium that you submitted to us for the increase either be returned to you or applied to your policy if you decide to cancel the increase.

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We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

State Variations

Any state variations in the Policy are described in a special Policy form for use in that state. This prospectus provides a general description of the Policy. If you would like to receive a copy of your Policy and any of its endorsements and riders, please contact our Home Office.

Withholding Payment after Premium Payment

We may withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Other Policies

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your registered representative.

PREMIUMS

Purchasing a Policy

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. (“ONEQ”). This Policy is not available to legal residents of the state of New York.

The minimum initial amount of insurance coverage (or face amount) is $100,000. The Policy will generally not be issued to anyone over the age of 85 and will not be issued on the 29th, 30th or 31st of any month.

An Initial Premium is required to purchase a Policy. The Initial Premium is allocated to the Fidelity® VIP Government Money Market Portfolio until the first Process Day following the Issue Date, at which time your initial allocation will take effect. Premiums allocated to the DCA program will take effect on the day preceding the first Process Day. In addition, you must pay a Minimum Premium to keep the Death Benefit Guarantee in effect during the Death Benefit Guarantee Period. The Death Benefit Guarantee is discussed in more detail later in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly Minimum Premium indicated on the Policy specification page multiplied by the number of Policy Months the Policy has been in effect. If you fail to meet this requirement, the Death Benefit Guarantee is no longer in effect and may generally not be reinstated. For purposes of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly Minimum Premium indicated on the specification page of your Policy will remain a level amount until you reach the end of the Death Benefit Guarantee Period shown on the specification page. The monthly Minimum Premium will increase with any increase in the Stated Amount and decrease with any decrease in Stated Amount. The monthly Minimum Premium may also be changed upon any other type of Policy change. You choose the Death Benefit Guarantee Period from among the available periods. Currently, there are three different periods available: 7 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the Policy, without an increase in Death Benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

To aid you in formulating your insurance plan under the Policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your Minimum Premium and less than your Guideline Annual Premium, if applicable. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the Policy will not lapse, unless the Death Benefit Guarantee is in effect.

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This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient Cash Surrender Value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser about the tax risks inherent in such a strategy before purchasing the Policy.

Lapse

Provided you pay the Minimum Premiums required to maintain the Death Benefit Guarantee, your Policy will not lapse during the Death Benefit Guarantee Period. If you fail to pay the Minimum Premiums, the Death Benefit Guarantee expires. Without the Death Benefit Guarantee, the Policy will remain in force only as long as the Cash Surrender Value, less any outstanding Policy Indebtedness, is sufficient to pay the next Monthly Deduction. When the Cash Surrender Value will not pay the next Monthly Deduction, you will have a 61 day grace period in which to increase your Cash Surrender Value by paying additional premiums. The grace period begins on the Process Day upon which the policy goes into lapse pending status. We will notify you in writing that your Policy has entered the 61 day grace period. In some states, we will also notify a second addressee listed on the policy. If you do not pay sufficient additional premiums during the grace period, the Policy will lapse and terminate without value.

Reinstatement

Once a Policy has lapsed, you may request reinstatement of the Policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your Policy, we generally will not reinstate the Death Benefit Guarantee. Your cost of insurance will generally be higher for a reinstated Policy.

Replacing Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a Surrender Charge on your existing insurance, and this Policy will impose a new Surrender Charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. The issuance of the Policy may be delayed where you are replacing existing insurance if (i) we have not received the required replacement forms; or (ii) we have not received the Proceeds from your existing insurance and we have not otherwise received sufficient premium directly from you to put the Policy in force.

Applying For A Policy

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed Insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be for up to a maximum of $1,000,000, depending on the Age and underwriting class of the proposed Insured and whether the proposed Insured has other coverage with us. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. We will return only the premium paid if death occurs during this coverage under certain circumstances as described in the Limited Temporary Life Insurance Agreement.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to the payor of the premium payments without interest.

When Insurance Coverage Takes Effect

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed Insured is alive and in the same condition of health as described in the application. The Issue Date will be the same

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as the Policy Date except for backdated policies, for which the Policy Date will be prior to the Issue Date, and except for cash on delivery policies, for which the Policy Date will be after the Issue Date. (At your request and in limited circumstances, we will backdate a policy as much as six months.) The Policy Date is the date we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your Accumulation Value on the Policy Date. Full insurance coverage under the Policy will take effect when the Policy has been issued, the minimum Initial Premium has been paid and the Policyholder has executed a delivery receipt.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in Stated Amount, after the policy has been in force during your lifetime for a period of two years from the Policy Date or Issue Date depending upon the state law in which you reside. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the Stated Amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase. The basis for contestability will vary by state. A new contestable period of two years begins at reinstatement. A new two year contestable period for the event of suicide begins as well although some states limit the new contestable period to one year.

Accumulation Unit Values

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate Net Premiums to a Subaccount, we credit your Policy with accumulation units. Premiums are credited to the contract’s cash value on the basis of the Subaccount valuation next determined after Receipt of a premium. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and Monthly Deductions, affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. We determine the unit value of each Subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the Valuation Date on which the premium payment or transaction request is received by us at our Home Office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each Subaccount’s units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each Subaccount’s unit initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by multiplying the Subaccount unit value on the previous Valuation Date by its Net Investment Factor for the current Valuation Period.

Determination of Variable Accumulation Values

Your Accumulation Value in VAR may increase or decrease depending on the investment performance of the Subaccounts you choose. There is no guaranteed minimum Accumulation Value in VAR.

The Accumulation Value of your Policy will be calculated initially on the later of the Issue Date or when we first receive a premium payment. After that, it is calculated on each Valuation Date. Valuation Dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your Accumulation Value will equal the initial premium paid minus the Premium Expense Charge and the first Monthly Deduction. On each subsequent Valuation Date, your Accumulation Value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current Valuation Period, where:

(1) is the sum of each Subaccount’s Accumulation Value as of the previous Valuation Date multiplied by each Subaccount’s Net Investment Factor for the current Valuation Period;

(2) is Net Premiums allocated to VAR;

(3) is transfers from the Loan Collateral Account as a result of loan repayments and reallocations of Accumulation Value from the General Account;

(4) is interest on Policy Indebtedness credited to the variable Subaccounts;

(5) is transfers to the Loan Collateral Account in connection with policy loans and reallocations of Accumulation Value to the General Account;

(6) is any partial surrender made (and any Surrender Charge imposed); and

(7) is the Monthly Deduction.

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Net Investment Factor

We use a Net Investment Factor to measure investment performance of each Subaccount and to determine changes in unit value from one Valuation Period to the next. The Net Investment Factor for a Valuation Period is (a/b)–c where:

(a) is (i) the value of the assets of the Subaccount at the end of the preceding Valuation Period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the Subaccount during the Valuation Period for which the Net Investment Factor is being determined, minus, (iii) any amount charged against the Subaccount for taxes or any amount set aside during the Valuation Period by us to provide for taxes we determine are attributable to the operation or maintenance of that Subaccount (currently there are no such taxes);

(b) is the value of the assets of the Subaccount at the end of the preceding Valuation period; and

(c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your Policy’s cash value.

DEATH BENEFITS AND POLICY VALUES

As long as the Policy remains in force we will, upon Receipt of due proof of the Insured’s death, pay the Policy Proceeds to the Beneficiary. The amount of the Death Benefit payable will be determined as of the date of death, or on the next following Valuation Date if the date of death is not a Valuation Date.

Unless a Settlement Option is elected, the Proceeds will be paid according to your Beneficiary’s selection from the settlement options listed in the Policy. We offer both beneficiaries and Policyholders a wide variety of Settlement options listed in the Policy. If no selection is made, the Proceeds will be paid in a lump sum.

Settlement Options

In addition to a lump sum payment of benefits under the Policy, any Proceeds may be paid in any of the five methods described in your Policy. The five Settlement Options are (i) Proceeds at interest, (ii) Payment for a period of time, (iii) Life Income (Under this option, the policy has no more value after the death of the Beneficiary.), (iv) Payment of Certain Amount, or (v) Joint and Survivor life income. (Under this option, the policy has no more value after the second Beneficiary’s death.) For more details, contact your registered representative. A settlement option may be designated by notifying us in writing at our Home Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the Insured, the Policyholder may select a settlement option. If a settlement option has not been chosen at the Insured’s death, the Beneficiary may choose one. If a Beneficiary is changed, the settlement option selection will no longer be in effect unless the Policyholder requests that it continue. A settlement option may be elected only if the amount of the Proceeds is $5,000 or more. In some states, the Beneficiary may select a settlement option other than a lump sum distribution even if the amount of the Proceeds are less than $5,000. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The Policy provides for two Death Benefit options: a level option (“Option A”) and a variable option (“Option B”). Generally, you designate the Death Benefit option in your Policy application. Subject to certain restrictions, you may change the Death Benefit option from time to time. As long as the Policy remains in force, the Death Benefit under either option will never be less than the Stated Amount of the Policy.

Option A — Level Benefit

The Death Benefit is the greater of:

• the Policy’s Stated Amount on the date of death, or

• the death benefit determined by the Corridor Percentage Test.

The death benefit determined by the Corridor Percentage Test equals the Accumulation Value of the Policy on the date of death plus such Accumulation Value multiplied by the corridor percentage. The corridor percentage varies with Attained Age, as indicated in the following table:

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%

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Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

Illustration of Option A.  The purpose of this illustration is to provide an example of how the Corridor Percentage Test affects the death benefit. Assume that the Insured’s Attained Age at time of death is 40 and the Stated Amount of the Policy is $100,000.

Under these circumstances, any time the Accumulation Value of the Policy is less than $40,000.00, the Death Benefit will be the Stated Amount. However, any time the Accumulation Value exceeds $40,000.00, the Death Benefit will be greater than the Policy’s $100,000.00 Stated Amount due to the Corridor Percentage Test. This is because the Death Benefit for an Insured who dies at age 40 must be at least equal to the Accumulation Value plus 150% of the Accumulation Value. Consequently, each additional dollar added to Accumulation Value above $40,000.00 will increase the Death Benefit by $2.50. Similarly, to the extent Accumulation Value exceeds $40,000.00, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $48,000.00 to $40,000.00, the Death Benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the Accumulation Value below the $40,000.00 level will not affect the Death Benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the Death Benefit.

In the foregoing example, the breakpoint of $40,000.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by 100% plus the corridor percentage for your Attained Age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the Corridor Percentage Test. If your Accumulation Value is greater than such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount.

Option B — Variable Benefit

The Death Benefit is equal to the greater of:

• the Stated Amount plus the Accumulation Value on the date of death, or

• the death benefit determined by the Corridor Percentage Test as described above.

Illustration of Option B.  Again assume that the Insured’s Attained Age at the time of death is 40 and that the Stated Amount of the policy is $100,000.00.

Under these circumstances, a Policy with Accumulation Value of $20,000.00 will have a Death Benefit of $120,000.00 ($100,000.00 + $20,000.00). An Accumulation Value of $60,000.00 will yield a Death Benefit of $160,000.00 ($100,000.00 + $60,000.00). The Death Benefit under this illustration, however, must be at least equal to the Accumulation Value plus 150% of the Policy’s Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,667.00, the Death Benefit will be greater than the Stated Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,667.00 will increase the Death Benefit by $2.50. Under this illustration, a policy with an Accumulation Value of $80,000.00 will provide a Death Benefit of $200,000.00 ($80,000.00 + (150% x $80,000.00)).

Similarly, to the extent that Accumulation Value exceeds $66,667.00, each dollar taken out of Accumulation Value reduces the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000.00 to $68,000.00, the Death Benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by the corridor percentage for your Attained Age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the Corridor Percentage Test. If your Accumulation Value is greater than

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such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount plus your Accumulation Value.

Change in Death Benefit Option

Generally, after the second Policy Year, you may change your Death Benefit option on any Process Day by sending us a written request. We may, in our discretion, refuse to accept a change in Death Benefit option that will disqualify the policy as a life insurance contract under the Code. Changing Death Benefit options from Option B to Option A will not require evidence of insurability. Changing Death Benefit options from Option A to Option B may require evidence of insurability. The effective date of any such change will be the Process Day on or following the date of Receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher Accumulation Value, you should elect the Option A Death Benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Option B Death Benefit.

If you change your Death Benefit option from Option A to Option B, your new Stated Amount will decrease by the amount of your Accumulation Value at the time of the change. This change may not be permitted if the new Stated Amount is less than issue amount limits.

If you change your Death Benefit option from Option B to Option A, your new Stated Amount will increase by the amount of your Accumulation Value to equal the Death Benefit which would have been payable under Option B on the effective date of the change. For example, an Option B policy with a $100,000.00 Stated Amount and $20,000.00 Accumulation Value ($120,000.00 Death Benefit) would be converted to an Option A policy with $120,000.00 Stated Amount. Again, the Death Benefit would remain the same on the effective date of the change. A change in the Death Benefit option will not alter the amount of the Accumulation Value or the Death Benefit payable under the Policy on the effective date of the change. However, switching between the variable and the level options will alter your insurance program with consequent effects on the level of your future Death Benefits, Accumulation Values and premiums. For a given Stated Amount, the Death Benefit will be greater under Option B than under Option A, but the Monthly Deduction will be greater under Option B than under Option A. Furthermore, assuming your Accumulation Value continues to increase, your future cost of insurance charges will be higher after a change from Option A to Option B and lower after a change from Option B to Option A. If your Accumulation Value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your Death Benefit under Option A. Under Option B, however, increased cost of insurance charges will reduce the future Accumulation Value and Death Benefit to less than they otherwise would be.

Death Benefit Guarantee

We guarantee that the Policy will not lapse during the Death Benefit Guarantee Period provided you pay the Minimum Premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. As long as the Death Benefit Guarantee is in effect, the Policy will not lapse even if, because of adverse investment performance, the Cash Surrender Value falls below the amount needed to pay the next Monthly Deduction. A charge per $1,000 of stated amount will be made for each month the Death Benefit Guarantee is in effect. There are 3 Death Benefit Guarantee Periods from which to choose. For the 7 year Death Benefit Guarantee, there is no additional charge. The 10 year or to age 70 guarantee period has a charge of $0.01 per $1000 of Stated Amount and the guarantee period to maturity has a charge of $0.03 per $1000 of Stated Amount.

If on any Process Day the Minimum Premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the Death Benefit Guarantee will no longer be in effect. Generally, the Death Benefit Guarantee may not be reinstated once it has been lost.

Changes in Stated Amount

Subject to certain limitations, you may at any time after the first Policy Year increase your Policy’s Stated Amount or decrease your Stated Amount by sending us a written request. We may limit you to two such changes per Policy Year. Any change must be for at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in Stated Amount will affect those charges assessed on a per $1000 of Stated Amount disclosed in the fee tables and Surrender Charges.

Increases.  An increase is treated similarly to the purchase of a new Policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. An increase to the policy may result in a different cost of insurance charge for the increase depending upon insurability at the time of the increase. Depending on your Accumulation Value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an

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additional premium, we must receive it by the effective date of the increase. The Minimum Premium required to maintain the Death Benefit Guarantee will be increased upon an increase in Stated Amount.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial Stated Amount plus the guideline annual premiums for all increases.

Only the increase in Stated Amount will be subject to the additional Surrender Charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your Policy.

Decreases.  You may decrease your Stated Amount after the first Policy Year from the issue date or the date of any increase, subject to the following limitations:

•  The Stated Amount after any requested decrease may not be less than the minimum Stated Amount of $100,000.

• The minimum decrease amount is $5,000.

• We will not permit a decrease in Stated Amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your Stated Amount, we will deduct any applicable Surrender Charge from your Accumulation Value. For purposes of calculating the amount of that Surrender Charge and the cost of insurance charge on your remaining coverage, a decrease in Stated Amount will reduce your existing Stated Amount in the following order:

• the Stated Amount provided by your most recent increase,

• your next most recent increases successively, and

• your initial Stated Amount.

The Minimum Premium required to maintain the Death Benefit Guarantee will be reduced upon a decrease in Stated Amount.

SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your Accumulation Value by using the loan provisions, you may obtain your Cash Surrender Value by exercising your surrender or partial surrender privileges. Partial or full surrenders, however, may involve tax liability.

You may surrender your Policy in full at any time by sending a written request on a form acceptable to us together with the Policy to our Home Office. The Cash Surrender Value of the Policy equals the Accumulation Value less any applicable Surrender Charges. Increases in Stated Amount carry their own Surrender Charge period, therefore, the total Surrender Charge may vary based on the total number of increases during the Policy period. Upon surrender, the amount of any outstanding loans will be deducted from the Cash Surrender Value to determine the Proceeds. The Proceeds will be determined on the Valuation Date on which the request for surrender is received. For example, if we receive your request in Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the Proceeds will be determined using that day’s price. Proceeds will generally be paid within seven days of Receipt of a request for surrender.

After the first year after the Issue Date, you may obtain a portion of your Accumulation Value upon partial surrender of the Policy. Partial surrenders cannot be made more than twice during any Policy Year. The amount of any partial surrender may not exceed the Cash Surrender Value, minus:

• any outstanding Policy Indebtedness,

•  an amount sufficient to cover the next two Monthly Deductions, and

• the Administrative Fee of $25 or 2% of the amount surrendered, if less.

We will reduce the Accumulation Value of your Policy by the amount of any gross partial surrender, which is equal to the amount disbursed plus the Administrative Fee plus any applicable Surrender Charge. If the Stated Amount has been increased, the amount of the partial surrender and any charges and fees arising out of such partial surrender will be applied to the Accumulation Value associated with each increase in the reverse order in which the increases were made. We will also

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treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the Death Benefit Guarantee to lapse.

Under Option A, a partial surrender reduces your Stated Amount. Such a surrender will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds of your Policy are determined by the Corridor Percentage Test. The Stated Amount remaining after a partial surrender may be no less than the minimum Stated Amount of $100,000. If increases in the Stated Amount have occurred previously, a partial surrender will first reduce the Stated Amount of the most recent increase, then the next most recent increases successively, then the initial Stated Amount.

Under Option B, a partial surrender reduces your Accumulation Value. Such a reduction will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds are determined by the Corridor Percentage Test. Because the Option B Death Benefit is the sum of the Accumulation Value and Stated Amount, a partial surrender under Option B does not reduce your Stated Amount but instead reduces Accumulation Value.

If the Proceeds payable under either Death Benefit option both before and after the partial surrender are determined by the Corridor Percentage Test, a partial surrender generally will result in a reduction in Proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.

During the first 15 Policy Years and for 15 years after the effective date of an increase, a Surrender Charge will be charged on the amount of partial surrenders in any Policy Year that exceeds 10% of the Cash Surrender Value as of the end of the previous Policy Year, in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered.

Loans

After the first Policy Year, you may borrow up to the Loan Value of your Policy by sending a written request on a form acceptable to us to our Home Office. The Loan Value is the Cash Surrender Value less the monthly charges, including the cost of insurance charges, on your Policy to the end of the current Policy Year. The Loan Value will never be less than 90% of the Cash Surrender Value. The amount available at any time for a policy loan is the Loan Value less the amount of any outstanding loan. We will generally distribute the loan Proceeds to you within seven days from Receipt of your request for the loan at our Home Office, although payment of the Proceeds may be postponed under certain circumstances. (See “Postponement of Payments” section below.) In some circumstances, loans may involve tax liability. (See “Taxes”.)

When a loan is made, Accumulation Value in an amount equal to the loan will be taken from the General Account and each Subaccount in proportion to your Accumulation Value in the General Account and each Subaccount. This value is then held in the Loan Collateral Account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the Subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest in advance on loans you take from your Policy values. The annual rate we deduct from your loan Proceeds is 5.00%. Due to the compounding of interest paid at the beginning of the year this amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the Policy Year. At the beginning of each subsequent Policy Year, if you fail to pay the interest in cash, we will transfer sufficient Accumulation Value from the General Account and each Subaccount to pay the interest for the following Policy Year. The allocation will be in proportion to your Accumulation Value in each Subaccount.

You may repay a loan at any time, in whole or in part, before we pay the Policy Proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any loan interest due and planned premium will be applied to reduce or repay such loan. When a loan repayment is made the Loan Collateral Account will be reduced by the amount of the repayment. The value of the repayment will be allocated first to the General Account until the amount in the General Account is equal to the amount which was in the General Account immediately prior to the loan. Thereafter, the additional portion of the repayment, if any, will be allocated to the General Account and each Subaccount using the same percentages used to allocate Net Premiums unless you give notice otherwise.

Any outstanding Policy Indebtedness will be subtracted from the Proceeds payable at the Insured’s death and from Cash Surrender Value upon full surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to the loan, which could cause the Death Benefit Guarantee to lapse. A loan, whether or not repaid, will have a permanent effect on a Policy’s Cash Surrender Value (and the Death Benefit under Option B policies) because the investment results of the Subaccounts will apply only to the amount remaining in the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Policy values will be higher than they would have been had no loan been made.

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Preferred Loans

A preferred loan is available at any time on or after the 10th Policy anniversary. In the first Policy Year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross Loan Value. The gross Loan Value is the Cash Surrender Value minus an amount to cover monthly charges to the next Policy anniversary. In later Policy Years, you may increase your preferred loan by an amount not greater than 10% of the gross Loan Value. The total amount of the preferred loan amount may never exceed the gross Loan Value. Loan interest on preferred loans is payable in advance at an annual rate of 3.846%. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 4.00% if the interest was paid at the end of the year. The interest rate credited to the Accumulation Value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain Policy loans may result in currently taxable income and tax penalties. If you are considering the use of Policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the Policy from lapsing. The amount of the premium payments necessary to keep the Policy from lapsing will increase with your Age.

Postponement of Payments

Payment of any amount upon a full or partial surrender, a Policy loan, or benefits payable at death or maturity may be postponed whenever:

• the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

• the Commission by order permits postponement for the protection of Policyholders; or

• an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR’s net assets.

We may also withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

LAPSE AND REINSTATEMENT

Provided you pay the Minimum Premium and thereby keep the Death Benefit Guarantee in effect, your Policy will not lapse during the Death Benefit Guarantee period. If you fail to pay the Minimum Premium and, as a result, the Death Benefit Guarantee is not in effect, the Policy will remain in force as long as the Cash Surrender Value less any Policy Indebtedness is sufficient to pay the next Monthly Deduction. If the Cash Surrender Value less any Policy Indebtedness is insufficient to pay the next Monthly Deduction, you will be given a 61 day grace period within which to make a premium payment to avoid Policy lapse. The 61 day grace period begins on the due date of the monthly charges. The premium required to avoid lapse will be equal to the amount needed to allow the Cash Surrender Value less any Policy Indebtedness to cover the Monthly Deduction for two Policy Months. The grace period begins when we mail the notice. In some states, we will also send the notice to a second addressee listed on the policy. The Policy will continue in force throughout the grace period, but if the required premium is not received in our Home Office by 4:00 p.m. Eastern Time on the last day of the grace period, the Policy will terminate without value at the end of the grace period. If the last day of the grace period is a Saturday, Sunday or a federal holiday, the required premium must be received in our Home Office by 4:00 p.m. Eastern Time the prior business day. Absent receipt of the full amount of the premium payment necessary at the time you make the payment (which may be more or less than the Amount Due on your notice depending on the investment performance of your Subaccounts), your contract may still be subject to lapse. If you die during the grace period, the Death Benefit will be reduced by the amount of any unpaid Monthly Deduction. However, the Policy will never lapse due to insufficient Cash Surrender Value as long as the Death Benefit Guarantee is in effect.

Reinstatement

If the Policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability as described in your contract and pay the reinstatement fee. The reinstatement fee is comprised of Accrued Monthly Deductions, two (2) months of Monthly Deductions calculated based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement, 6% interest on any outstanding loan amount from the time the policy lapsed and a Premium Expense Charge. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and the two (2) months of Monthly Deductions due at the time of reinstatement. Please see “Premium Expense Charges” section for more information about the charge.

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At the time of reinstatement, the Policy will be restored to the same Accumulation Value you had when the Policy lapsed. The Policy Date and Stated Amount, as well as your Subaccount allocations, remain the same as when the Policy lapsed. Monthly Deductions and charges for the Policy after reinstatement will be based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement.

Please see “Reinstatement Fee” section for examples of the reinstatement fee calculation.

TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the Policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

Policy Proceeds

The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code the Policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the Proceeds of the Policy payable to the Beneficiary on the death of the Insured will generally be excluded from the Beneficiary’s income for purposes of federal income tax. As long as the Policy remains in effect, any increases in the value of the Policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a “Modified Endowment Contract” in the Code), any distribution, including surrenders, partial surrenders, maturity Proceeds, and loans secured by the policy, during the Insured’s lifetime (but not payments received as an annuity or as a Death Benefit) would be included in the Policyholder’s gross income to the extent that the policy’s Cash Surrender Value exceeds the owner’s investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

• after the taxpayer’s attaining age 59½,

• as a result of his or her disability, or

• in one of several prescribed forms of annuity payments.

Loans received under the Policy (unless the Policy is a Modified Endowment Contract (“MEC”)) will be construed as indebtedness of the Policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the Policy is expected to constitute income to the Policyholder. Interest payable with respect to such loans is not tax deductible. If the Policy is surrendered or lapsed, any Policy loan then in effect is treated as taxable income to the extent that the Policy’s Accumulation Value (including the loan amount) then exceeds your “basis” in the Policy. (Your “basis” equals the total amount of premiums that were paid into the Policy less any withdrawals from the Policy plus any amounts reported to you as taxable income due to loans secured by the Policy.) Federal estate and local estate, inheritance and other tax consequences of Policy ownership or Receipt of Policy Proceeds depend upon the circumstances of each Policyholder and Beneficiary.

Avoiding DEFRA Violations

The Deficit Reduction Act of 1984 (“DEFRA”) outlines how much premium can be paid into a life insurance policy relative to the death benefit in the policy. In order to ensure that premium payments made to your policy do not exceed DEFRA guidelines, which would cause your policy to no longer be considered as life insurance for tax purposes, we will only apply the portion of your premium payment that does not exceed the DEFRA guidelines. The remaining portion of your premium payment that we are not able to apply given DEFRA guidelines will be returned to you within five (5) business days. Please contact your tax advisor with any further questions regarding DEFRA.

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Avoiding Modified Endowment Contracts

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the Policy to be treated as a MEC for federal income tax purposes.

If (i) you have not given us prior authorization to hold your premium payment for up to ten (10) business days, and we determine your premium payment will cause your Policy to become a MEC if we apply your premium payment immediately or (ii) we determine that your premium will cause the Policy to become a MEC even if we wait ten (10) business days to apply the premium, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the Policy to be treated as a MEC for tax purposes, we will (i) delay applying the premium for ten (10) business days, where applicable, or (ii) refund the premium payment to the payor of the premium payment within five (5) business days of confirming your intention. If we are unable to confirm your intentions within two (2) business days of Receipt of the premium payment, we will apply the premium payment as of the third Valuation Date, and your Policy will be treated as a MEC for federal income tax purposes.

Correction of Modified Endowment Contracts

If you have made premium payments in excess of the amount that would be permitted without your Policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the Policy became a MEC.

Right to Charge for Company Taxes

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each Subaccount of VAR for its portion of any tax charged to us in respect of that Subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. We may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its Subaccounts could have an adverse effect on the investment performance of the Subaccounts.

LEGAL PROCEEDINGS

There are no legal proceedings to which VAR is a party or to which the assets of any of the Subaccounts of VAR are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

FINANCIAL STATEMENTS

The financial statements of the Registrant, VAR, and the financial statements and schedules of the Depositor, Ohio National Life Assurance Corporation are included in the Statement of Additional Information (“SAI”). A copy of the SAI may be obtained by contacting your registered representative, by contacting us at 1-800-366-6654 or by writing us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov.

GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the Policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value — the sum of the policy’s values in the Subaccounts, the General Account and the Loan Collateral Account.

Accrued Monthly Deduction — monthly deductions accrued and outstanding as of the date the policy lapses.

Age — the Insured’s age at his or her nearest birthday.

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Attained Age — the Insured’s age at the end of the most recent policy year.

Beneficiary — the Beneficiary designated by the Policyholder in the application or in the latest notification of change of Beneficiary filed with us. If the Policyholder is the Insured and if no Beneficiary survives the Insured, the Insured’s estate will be the Beneficiary. If the Policyholder is not the Insured and no Beneficiary survives the Insured, the Policyholder or the Policyholder’s estate will be the Beneficiary.

Cash Surrender Value — the Accumulation Value minus any applicable Surrender Charges. The Cash Surrender Value is subject to Policy Indebtedness.

Code — the Internal Revenue Code of 1986, as amended and all related regulations.

Commission — the Securities and Exchange Commission.

Corridor Percentage Test — a method of determining the minimum Death Benefit as required by the Code to qualify the policy as a “life insurance contract”. The minimum Death Benefit equals the Accumulation Value plus the Accumulation Value multiplied by a percentage that varies with Age as specified by the Code.

Death Benefit — the amount payable upon the death of the Insured, before deductions for policy indebtedness and unpaid Monthly Deductions.

Death Benefit Guarantee — our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

General Account — our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Good Order — an instruction or request is in Good Order when it is received in our Home Office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form. If we do require it be given in a certain form then the instruction or request submitted must comply with the specified form to be in Good Order.

Guideline Annual Premium — the annual premium that would be payable through the policy Maturity Date for a specified Stated Amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code. All policy changes affect the Guideline Annual Premium, and we may, in our discretion, refuse to accept any policy change that would cause the policy to be disqualified as life insurance under the Code.

Home Office — our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium — an amount you must pay to begin policy coverage. It must be at least equal to one monthly Minimum Premium.

Insured — the person upon whose life the policy is issued.

Issue Date — the date we approve your application and issue your policy. The Issue Date will be the same as the Policy Date except for backdated policies, for which the Policy Date will be prior to the Issue Date, and except for cash on delivery policies, for which the Policy Date will be after the Issue Date.

Loan Collateral Account — an account to which Accumulation Value in an amount equal to a policy loan is transferred pro rata from the Subaccounts of VAR and the General Account.

Loan Value — the maximum amount that you may borrow under the policy. The Loan Value equals the Cash Surrender Value minus the cost of insurance charges for the balance of the Policy Year. The Loan Value minus Policy Indebtedness equals the amount you may borrow at any given time.

Maturity Date — unless otherwise specified in the policy, the Maturity Date is the end of the Policy Year nearest the Insured’s 100th birthday.

Minimum Premium — the monthly premium set forth on the specification page of your policy or any endorsement sent to you following a policy change necessary to maintain the Death Benefit Guarantee. Although we express the Minimum Premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the Minimum Premiums required for each month that the Death Benefit Guarantee remains active. The cumulative Minimum Premium is reduced by all loans and partial surrenders.

Monthly Deduction — the monthly charge against cash value which includes the cost of insurance, an administration charge, and the cost of any optional insurance benefits added by rider.

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Net Investment Factor — the percentage change in value of a Subaccount from one Valuation Period to the next.

Net Premiums — the premiums you pay less the Premium Expense Charge.

Planned Premium — a schedule indicating the Policyholder’s Planned Premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy — this flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date — the date as of which policy charges begin. The Policy Date is used to determine Policy Months and years.

Policy Month — each Policy Month starts on the same date in each calendar month as the Policy Date.

Policy Year — each Policy Year starts on the same date in each calendar year as the Policy Date.

Policy Indebtedness — the total of any unpaid policy loans.

Policyholder — the person so designated on the specification page of the policy. The Policyholder may also be called the contractowner.

Premium Expense Charge — an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds — the amount payable on surrender, maturity or death.

Process Day — the first day of each Policy Month. We deduct Monthly Deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Pronouns — “our”, “us” or “we” means Ohio National Life Assurance Corporation. “You”, “your” or “yours” means the Insured. If the Insured is not the Policyholder, “you”, “your” or “yours” means the Policyholder when referring to policy rights, payments and notices.

Receipt — with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a Valuation Date before 4:00 p.m. Eastern Time. If received on a day that is not a Valuation Date or after 4:00 p.m. Eastern Time on a Valuation Date, it is deemed received on the next Valuation Date.

Settlement Options — methods of paying the Proceeds other than in a lump sum.

Stated Amount — the minimum Death Benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Stipulated Premium — an amount selected by the policyowner at the time of purchasing the policy that will be waived each period as planned premium if the Insured is totally disabled and exercises the Waiver of Premium for Total Disability rider.

Subaccount — a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge — a charge assessed in connection with policy surrenders, partial surrenders, lapses and decreases in Stated Amount applicable for 15 years from the Policy Date with respect to your initial Stated Amount and from the date of any increase in Stated Amount with respect to such increase. Surrender Charges are based on your Age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under “Surrender Charges” for more information.

Valuation Date — each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period — the period of time from one determination of variable accumulation unit values to their next determination. Such values will be determined as often as we choose to do so, but will occur at least once a week or as often as required by the 1940 Act.

VAR — Ohio National Variable Account R.

Form 6364	37

To learn more about ONLAC, this Policy and Ohio National Life, you should read the SAI dated May 1, 2016. You can request a free copy of the SAI, request other information about this Policy or make inquiries about your Policy by contacting your registered representative, by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.

The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

Investment Company Act of 1940 Registration File No. 811-4320
Securities Act of 1933 Registration File No. 333-109900

Form 6364	38

Statement of Additional Information

Ohio National Life Assurance Corporation

One Financial Way

Cincinnati, Ohio 45242

Telephone 800.366.6654

Ohio National Variable Account R

GP VUL

Individual, Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the “Policy”) issued by Ohio National Life Assurance Corporation (“the Company”). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.

May 1, 2016

General Information

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of the State of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 49 states, the District of Columbia and Puerto Rico.

Ohio National Variable Account R (“VAR”)

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law and federal securities law, VAR’s assets are held separate from our assets and exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR’s assets are not chargeable with liabilities arising out of our other business.

We keep VAR’s assets segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s subaccounts.

VAR has subaccounts corresponding to each of the Funds listed in the prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount and do not reflect the investment experience of Ohio National Life Assurance Corporation’s other assets.

The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of the State of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $40.2 billion and equity in excess of $2.0 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

Services

Independent Registered Public Accounting Firm

The financial statements of Ohio National Variable Account R as of December 31, 2015 and for each of the periods in the two-year period ended December 31, 2015, and the related financial highlights for each of the periods in the five-year period ended December 31, 2015, and the financial statements and schedules of Ohio National Life Assurance Corporation as of December 31, 2015 and 2014 and for each of the years in the three-year period ended December 31, 2015 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, OH 43215.

Additional Information About Operation of Policies and Registrant

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Misstatements

3

If the age or sex of the insured has been misstated in an application, including a reinstatement application, and we become aware of the misstatement after the insured’s death, the amount payable under the policy by reason of the death of the insured will be 1.0024663 multiplied by the sum of (i) and (ii) where:

(i) is the accumulation value on the date of death; and

(ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance deducted on the Process Day nearest the insured’s death to (b) the cost of insurance that should have been deducted at the insured’s true age or sex.

If we become aware of the misstatement before the insured’s death, at time of discovery we will adjust the monthly Minimum Premium and charge from that time forward the Cost of Insurance for the insured’s correct age, sex and Stated Amount. We also reserve the right to adjust the Accumulation Value, the monthly Minimum Premium and/or the Stated Amount to account for any under-assessment of Cost of Insurance charges or monthly Minimum Premium in the past because of the misstatement of age and/or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years (one year depending upon state law) from the policy date or two years (one year depending upon state law) from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund the greater of the cash value or premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund the greater of the cash value or premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the face amount of the increase by the total face amount at the time of death.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Additional Information About Charges

Special Purchase Plans

Ohio National Life and its affiliated companies offer a credit on the purchase of policies by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser’s household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser’s minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the policy.

The amount of the initial credit equals 45% of the first policy year’s maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the General Account of the employee’s policy effective one day after the latest of the following three dates:

• the policy approval date,

• the policy effective date, or

• the date the initial payment is received.

The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in policy years two through six, is credited to the General Account of the employee’s policy at the beginning of the seventh policy year. For any increase that occurs during the first six policy years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.

If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.

4

Underwriting Procedures

Guaranteed maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender and smoking status. The rates will reflect the insured’s risk classes.

Supplemental Benefits

There are several supplemental benefits or riders that will or may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders may impose additional charges which are disclosed in the prospectus.

Overloan Protection Rider — may prevent policy from lapsing if cash surrender value approaches loan value. Included with policies with GPT.

Additional Term Life Insurance Rider (Term Rider) — allows you to buy term insurance coverage as a part of your policy.

Waiver of Stipulated Premium — provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.

Accidental Death Benefit — provides for an additional death benefit if the insured’s death results from accidental injury and occurs within 180 days from the accident.

Guaranteed Purchase Option — provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.

Accelerated Death Benefit Rider (Lifetime Advantage Rider) — an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy’s death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. The maximum charge for this rider is $100.00 and it may be added to the Policy at any time.

Family Term Life Insurance Rider — provides term insurance coverage on your child(ren) as part of your Policy.

Term Life Insurance for Additional Insured Rider (Spouse Term Rider/Additional Insured Rider) — provides term insurance coverage on the insured’s spouse or someone other than the insured’s spouse or children as part of the Policy.

Exchange of Life Rider — Allows the named insured to be changed.

Performance Data

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio’s average annual total return using the following method:

• A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price (“initial investment”) is assumed.

• We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

•  The ending value is divided by the initial investment.

•  The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

Indemnification

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by (1) Fidelity & Deposit Company of Maryland, (2) Great American Insurance Company, and (3) Liberty Mutual Insurance Company in the aggregate amount of $10,000,000 (primary), $7,500,000 (quota-share), and $7,500,000 (quota-share), respectively.

5

Principal Underwriter

Ohio National Equities, Inc. (“ONEQ”), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. ONEQ is located at One Financial Way, Cincinnati, Ohio 45242. The policies are offered on a continuous basis.

Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days’ written notice. The following chart shows the premium payments received by VAR for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAR and the amounts retained by ONEQ for each of the last three years.

Year	Premiums Received by VAR	Aggregate Commissions	Retained Commissions
2015	$13,989,504	$618,150	$4,041
2014	$14,481,253	$861,185	$13,386
2013	$15,718,927	$ 573,460	$ 3,604

The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company (“ONESCO”), a wholly-owned subsidiary of Ohio National Life, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority.

In addition to this and the other contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, ONEQ also serves as the principal underwriter for variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D and for variable life and annuity contracts issued by National Security Life and Annuity Company through National Security Variable Account L and Variable Account N, respectively.

The officers and directors of ONEQ are:

Barbara A. Turner	Director, President & Chief Executive Officer
Thomas A. Barefield	Director and Executive Vice President
Martin T. Griffin	Director and Senior Vice President
Thomas J. DeGaetano	Vice President, Operations

Andrew J. VanHoy	Vice President, Compliance

Teresa R. Cooper	Treasurer & Comptroller

Kimberly A. Plante	Secretary
Emily Bae	Assistant Secretary

Robert K. Gongwer	Vice President and Tax Officer
Nicholas A. Vision	Tax Officer
Bradley T. Owens	Tax Officer

6

ABOUT THIS REPORT

This report is a presentation of the Ohio National Variable Account R. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in Ohio National Variable Account R.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contract and other subaccounts, withdrawals, surrenders and death benefit payments, surrender charges, lapse charges, and cost of insurance and other administrative fees. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2015

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Ohio National Fund, Inc.:
Equity Subaccount
558,639 Shares (Cost $13,420,478)	$17,887,623	$17,887,623

Money Market Subaccount
671,496 Shares (Cost $6,714,962)	6,714,962	6,714,962

Bond Subaccount
272,483 Shares (Cost $3,638,036)	4,177,162	4,177,162

Omni Subaccount
288,880 Shares (Cost $5,008,547)	7,057,329	7,057,329

International Subaccount
492,685 Shares (Cost $5,842,797)	6,158,568	6,158,568

Capital Appreciation Subaccount
319,777 Shares (Cost $6,243,081)	10,514,265	10,514,265

International Small-Mid Company Subaccount
157,151 Shares (Cost $3,368,650)	4,711,393	4,711,393

Aggressive Growth Subaccount
265,039 Shares (Cost $2,415,475)	3,999,435	3,999,435

Small Cap Growth Subaccount
449,564 Shares (Cost $9,026,578)	11,243,602	11,243,602

Mid Cap Opportunity Subaccount
271,996 Shares (Cost $5,066,317)	8,132,679	8,132,679

S&P 500® Index Subaccount
1,139,410 Shares (Cost $16,970,913)	24,861,936	24,861,936

Strategic Value Subaccount
132,194 Shares (Cost $1,607,439)	1,859,967	1,859,967

High Income Bond Subaccount
186,750 Shares (Cost $2,296,303)	2,954,384	2,954,384

ClearBridge Small Cap Subaccount (a)
61,986 Shares (Cost $1,603,810)	2,479,455	2,479,455

Nasdaq-100® Index Subaccount
202,766 Shares (Cost $1,512,708)	2,392,635	2,392,635

Bristol Subaccount
46,932 Shares (Cost $624,187)	1,008,561	1,008,561

Bryton Growth Subaccount
51,384 Shares (Cost $730,232)	1,007,128	1,007,128

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2015

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Ohio National Fund, Inc.: (continued)
Balanced Subaccount
63,354 Shares (Cost $1,128,697)	$1,203,094	$1,203,094

Target VIP Subaccount
39,387 Shares (Cost $495,381)	543,939	543,939

Bristol Growth Subaccount
3,908 Shares (Cost $50,243)	67,656	67,656

Janus Aspen Series - Institutional Shares:
Janus Subaccount
243,024 Shares (Cost $6,432,647)	7,494,861	7,494,861

Global Research Subaccount
67,892 Shares (Cost $2,244,993)	2,731,976	2,731,976

Balanced Subaccount
82,921 Shares (Cost $2,283,585)	2,494,259	2,494,259

Wells Fargo Variable Trust (b):
Opportunity Subaccount
8,954 Shares (Cost $176,190)	224,293	224,293

Small Cap Value Subaccount
5,086 Shares (Cost $51,591)	50,557	50,557

Discovery Subaccount
17,881 Shares (Cost $334,487)	464,719	464,719

Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount
355,877 Shares (Cost $3,838,989)	3,341,682	3,341,682

U.S. Equity Insights Subaccount
41,979 Shares (Cost $603,877)	701,463	701,463

Strategic Growth Subaccount
48,702 Shares (Cost $686,037)	760,720	760,720

Lazard Retirement Series, Inc. - Service Shares:
Emerging Markets Equity Subaccount
276,661 Shares (Cost $5,441,447)	4,343,575	4,343,575

U.S. Small-Mid Cap Equity Subaccount
434,221 Shares (Cost $3,916,116)	3,208,896	3,208,896

U.S. Strategic Equity Subaccount
7,325 Shares (Cost $83,222)	77,937	77,937

International Equity Subaccount
51,592 Shares (Cost $643,425)	633,547	633,547

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2015

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Mid Cap Subaccount
398,026 Shares (Cost $12,131,722)	$12,669,163	$12,669,163

VIP Contrafund® Subaccount
446,001 Shares (Cost $12,245,664)	14,834,008	14,834,008

VIP Growth Subaccount
55,541 Shares (Cost $2,327,369)	3,610,738	3,610,738

VIP Equity-Income Subaccount
138,466 Shares (Cost $2,828,980)	2,774,850	2,774,850

VIP Real Estate Subaccount
61,246 Shares (Cost $1,063,315)	1,185,114	1,185,114

Janus Aspen Series - Service Shares:
Janus Subaccount
74,506 Shares (Cost $1,840,732)	2,253,071	2,253,071

Global Research Subaccount
52,431 Shares (Cost $1,594,889)	2,072,593	2,072,593

Balanced Subaccount
142,395 Shares (Cost $4,049,125)	4,501,095	4,501,095

Overseas Subaccount
149,883 Shares (Cost $5,925,597)	4,172,745	4,172,745

J.P. Morgan Insurance Trust - Class I:
Small Cap Core Subaccount
30,426 Shares (Cost $513,507)	625,560	625,560

Mid Cap Value Subaccount
437,093 Shares (Cost $3,142,231)	4,453,973	4,453,973

MFS® Variable Insurance Trust - Service Class:
New Discovery Subaccount
31,347 Shares (Cost $494,928)	452,960	452,960

Mid Cap Growth Subaccount
55,899 Shares (Cost $374,673)	438,804	438,804

Total Return Subaccount
122,049 Shares (Cost $2,453,339)	2,716,818	2,716,818

The Prudential Series Fund, Inc. - Class II:
Jennison Subaccount
7,807 Shares (Cost $205,154)	344,976	344,976

Jennison 20/20 Focus Subaccount
185,476 Shares (Cost $2,863,831)	4,219,589	4,219,589

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2015

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
PIMCO Variable Insurance Trust - Administrative Shares:
Real Return Subaccount
254,682 Shares (Cost $3,370,918)	$3,038,358	$3,038,358

Total Return Subaccount
443,155 Shares (Cost $4,896,829)	4,688,581	4,688,581

Global Bond Subaccount
229,327 Shares (Cost $2,958,418)	2,582,223	2,582,223

CommodityRealReturn® Strategy Subaccount
37,661 Shares (Cost $461,730)	260,236	260,236

Calvert Variable Products, Inc.:
VP S&P 500 Index Subaccount
1,164 Shares (Cost $132,383)	130,504	130,504

Dreyfus Variable Investment Fund - Service Shares:
Appreciation Subaccount
8,589 Shares (Cost $353,767)	386,175	386,175

Royce Capital Fund - Investment Class:
Small-Cap Subaccount
714,446 Shares (Cost $7,209,544)	6,022,781	6,022,781

Micro-Cap Subaccount
308,851 Shares (Cost $3,348,192)	2,884,672	2,884,672

The Universal Institutional Funds, Inc. (Morgan Stanley UIF):
U.S. Real Estate Class I Subaccount
71,907 Shares (Cost $1,135,977)	1,458,279	1,458,279

Core Plus Fixed Income Class II Subaccount
27,973 Shares (Cost $289,817)	285,879	285,879

U.S. Real Estate Class II Subaccount
98,908 Shares (Cost $1,492,006)	1,993,983	1,993,983

Growth Class II Subaccount
14,433 Shares (Cost $379,151)	418,562	418,562

AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds):
Invesco V.I. International Growth Subaccount
10,648 Shares (Cost $356,334)	351,823	351,823

Legg Mason Partners Variable Equity Trust - Class I:
ClearBridge Variable Dividend Strategy Subaccount (c)
6,915 Shares (Cost $98,287)	103,722	103,722

ClearBridge Variable Large Cap Value Subaccount
28,593 Shares (Cost $544,847)	510,384	510,384

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2015

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Franklin Templeton Variable Insurance Products Trust - Class 2:
Franklin Income VIP Subaccount
280,920 Shares (Cost $4,224,809)	$3,989,059	$3,989,059

Franklin Flex Cap Growth VIP Subaccount
46,986 Shares (Cost $434,496)	333,128	333,128

Templeton Foreign VIP Subaccount
106,844 Shares (Cost $1,545,749)	1,410,341	1,410,341

Neuberger Berman Advisers Management Trust - S Class:
AMT Mid Cap Intrinsic Value Subaccount
11,422 Shares (Cost $190,367)	203,078	203,078

ALPS Variable Investors Trust - Class II:
Ibbotson Conservative ETF Asset Allocation Subaccount
72,011 Shares (Cost $814,165)	768,353	768,353

Ibbotson Income & Growth ETF Asset Allocation Subaccount
16,283 Shares (Cost $180,656)	172,113	172,113

Ibbotson Balanced ETF Asset Allocation Subaccount
107,117 Shares (Cost $1,158,290)	1,148,293	1,148,293

Ibbotson Growth ETF Asset Allocation Subaccount
285,190 Shares (Cost $2,811,957)	3,003,053	3,003,053

Ibbotson Aggressive Growth ETF Asset Allocation Subaccount
62,604 Shares (Cost $646,133)	691,154	691,154

Federated Insurance Series - Service Shares:
Kaufmann Fund II Subaccount
15,833 Shares (Cost $280,934)	266,307	266,307

Goldman Sachs Variable Insurance Trust - Service Shares:
Large Cap Value Subaccount
9,218 Shares (Cost $104,637)	86,556	86,556

U.S. Equity Insights Subaccount
409 Shares (Cost $6,347)	6,855	6,855

Strategic Growth Subaccount
2,276 Shares (Cost $37,624)	35,475	35,475

Franklin Templeton Variable Insurance Products Trust - Class 4:
Franklin Income VIP Subaccount
6,455 Shares (Cost $102,054)	93,539	93,539

Franklin Flex Cap Growth VIP Subaccount
3,599 Shares (Cost $35,859)	24,835	24,835

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2015

	Assets	Contract owners’ equity
	Investments, at fair value	Contracts in accumulation period (note 6)
Franklin Templeton Variable Insurance Products Trust - Class 4: (continued)
Templeton Foreign VIP Subaccount
8,959 Shares (Cost $131,401)	$119,061	$119,061

Franklin Founding Funds Allocation VIP Subaccount
16,653 Shares (Cost $129,643)	114,409	114,409

Ivy Funds Variable Insurance Portfolios, Inc.:
VIP Asset Strategy Subaccount
201,072 Shares (Cost $2,050,030)	1,669,665	1,669,665

VIP Global Natural Resources Subaccount
83,408 Shares (Cost $450,542)	305,557	305,557

VIP Science and Technology Subaccount
91,042 Shares (Cost $2,024,454)	2,089,920	2,089,920

MFS® Variable Insurance Trust II - Service Class:
Massachusetts Investors Growth Stock Subaccount (note 4)
18,483 Shares (Cost $326,532)	299,801	299,801

Totals	$248,777,029	$248,777,029

(a)	Name change was effective September 25, 2015:

ClearBridge Small Cap Subaccount formerly known as Capital Growth Subaccount

(b)	Name change was effective December 15, 2015:

Wells Fargo Variable Trust formerly known as Wells Fargo Advantage Variable Trust Funds

(c)	Name change was effective May 1, 2015:

ClearBridge Variable Dividend Strategy formerly known as ClearBridge Variable Equity Income Subaccount

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Ohio National Fund, Inc.
	Equity Subaccount	Money Market Subaccount	Bond Subaccount	Omni Subaccount	International Subaccount	Capital Appreciation Subaccount	International Small-Mid Company Subaccount
	2015	2015	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$104,021	$0	$0	$69,278	$0	$78,473	$0
Risk and administrative expense (note 2)	(118,939)	(26,497)	(25,773)	(52,673)	(43,058)	(73,232)	(31,350)

Net investment activity	(14,918)	(26,497)	(25,773)	16,605	(43,058)	5,241	(31,350)

Reinvested capital gains	0	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	960,859	7,030	106,085	265,647	123,186	834,905	316,318
Unrealized gain (loss)	(1,767,626)	0	(201,625)	(175,629)	(127,723)	(1,123,609)	119,052

Net gain (loss) on investments	(806,767)	7,030	(95,540)	90,018	(4,537)	(288,704)	435,370

Net increase (decrease) in contract owners’ from operations	$(821,685)	$(19,467)	$(121,313)	$106,623	$(47,595)	$(283,463)	$404,020

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Ohio National Fund, Inc.
	Aggressive Growth Subaccount	Small Cap Growth Subaccount	Mid Cap Opportunity Subaccount	S&P 500® Index Subaccount	Strategic Value Subaccount	High Income Bond Subaccount	ClearBridge Small Cap Subaccount
	2015	2015	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$0	$0	$0	$353,324	$56,128	$0	$0
Risk and administrative expense (note 2)	(25,882)	(85,597)	(62,160)	(159,580)	(8,638)	(17,056)	(17,279)

Net investment activity	(25,882)	(85,597)	(62,160)	193,744	47,490	(17,056)	(17,279)

Reinvested capital gains	0	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	308,331	432,809	679,704	1,307,863	40,686	238,456	162,305
Unrealized gain (loss)	82,137	(430,257)	(1,133,889)	(1,425,126)	(32,528)	(323,947)	(215,837)

Net gain (loss) on investments	390,468	2,552	(454,185)	(117,263)	8,158	(85,491)	(53,532)

Net increase (decrease) in contract owners’ from operations	$364,586	$(83,045)	$(516,345)	$76,481	$55,648	$(102,547)	$(70,811)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Ohio National Fund, Inc.
	Nasdaq-100® Index Subaccount	Bristol Subaccount	Bryton Growth Subaccount	Balanced Subaccount	Target VIP Subaccount	Bristol Growth Subaccount
	2015	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$15,440	$5,124	$0	$16,306	$8,298	$295
Risk and administrative expense (note 2)	(12,260)	(5,962)	(7,101)	(7,321)	(3,626)	(464)

Net investment activity	3,180	(838)	(7,101)	8,985	4,672	(169)

Reinvested capital gains	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	137,854	64,276	138,375	37,786	21,221	3,093
Unrealized gain (loss)	28,498	(24,897)	(182,059)	(32,587)	(46,467)	331

Net gain (loss) on investments	166,352	39,379	(43,684)	5,199	(25,246)	3,424

Net increase (decrease) in contract owners’ from operations	$169,532	$38,541	$(50,785)	$14,184	$(20,574)	$3,255

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Janus Aspen Series - Institutional Shares			Wells Fargo Variable Trust
	Janus Subaccount	Global Research Subaccount	Balanced Subaccount	Opportunity Subaccount	Small Cap Value Subaccount	Discovery Subaccount
	2015	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$48,760	$19,348	$41,068	$307	$133	$0
Risk and administrative expense (note 2)	(57,598)	(22,075)	(19,376)	(1,840)	(405)	(3,811)

Net investment activity	(8,838)	(2,727)	21,692	(1,533)	(272)	(3,811)

Reinvested capital gains	1,399,553	0	87,264	24,591	0	74,248

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	171,704	114,566	66,261	19,146	57	39,892
Unrealized gain (loss)	(1,219,276)	(187,743)	(175,514)	(49,865)	(6,296)	(119,174)

Net gain (loss) on investments	(1,047,572)	(73,177)	(109,253)	(30,719)	(6,239)	(79,282)

Net increase (decrease) in contract owners’ from operations	$343,143	$(75,904)	$(297)	$(7,661)	$(6,511)	$(8,845)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Goldman Sachs Variable Insurance Trust - Institutional Shares			Lazard Retirement Series, Inc. - Service Shares
	Large Cap Value Subaccount	U.S. Equity Insights Subaccount	Strategic Growth Subaccount	Emerging Markets Equity Subaccount	U.S. Small-Mid Cap Equity Subaccount	U.S. Strategic Equity Subaccount	International Equity Subaccount
	2015	2015	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$50,381	$9,922	$2,725	$56,945	$0	$351	$10,428
Risk and administrative expense (note 2)	(20,484)	(3,838)	(4,688)	(29,057)	(17,828)	(320)	(2,961)

Net investment activity	29,897	6,084	(1,963)	27,888	(17,828)	31	7,467

Reinvested capital gains	406,689	43,882	46,454	14,174	239,896	5,316	11,234

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	23,931	39,305	35,541	(63,592)	(56,985)	694	2,286
Unrealized gain (loss)	(619,869)	(96,930)	(58,491)	(1,131,594)	(256,549)	(10,972)	(27,357)

Net gain (loss) on investments	(595,938)	(57,625)	(22,950)	(1,195,186)	(313,534)	(10,278)	(25,071)

Net increase (decrease) in contract owners’ from operations	$(159,352)	$(7,659)	$21,541	$(1,153,124)	$(91,466)	$(4,931)	$(6,370)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Mid Cap Subaccount	VIP Contrafund® Subaccount	VIP Growth Subaccount	VIP Equity- Income Subaccount	VIP Real Estate Subaccount
	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$33,772	$122,627	$1,163	$87,039	$20,048
Risk and administrative expense (note 2)	(77,505)	(83,669)	(17,873)	(16,646)	(8,450)

Net investment activity	(43,733)	38,958	(16,710)	70,393	11,598

Reinvested capital gains	1,684,920	1,415,347	108,367	294,623	28,112

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	274,869	674,284	179,946	54,158	72,615
Unrealized gain (loss)	(2,158,029)	(2,118,399)	(54,043)	(552,743)	(98,727)

Net gain (loss) on investments	(1,883,160)	(1,444,115)	125,903	(498,585)	(26,112)

Net increase (decrease) in contract owners’ from operations	$(241,973)	$10,190	$217,560	$(133,569)	$13,598

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Janus Aspen Series - Service Shares				J.P. Morgan Insurance Trust - Class I
	Janus Subaccount	Global Research Subaccount	Balanced Subaccount	Overseas Subaccount	Small Cap Core Subaccount	Mid Cap Value Subaccount
	2015	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$10,415	$11,508	$62,981	$24,416	$1,092	$47,762
Risk and administrative expense (note 2)	(11,713)	(10,237)	(21,075)	(16,970)	(4,107)	(25,215)

Net investment activity	(1,298)	1,271	41,906	7,446	(3,015)	22,547

Reinvested capital gains	423,407	0	146,923	147,015	77,086	364,944

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	81,112	182,017	88,540	(365,074)	51,801	324,525
Unrealized gain (loss)	(397,511)	(237,238)	(286,028)	(226,201)	(161,894)	(855,159)

Net gain (loss) on investments	(316,399)	(55,221)	(197,488)	(591,275)	(110,093)	(530,634)

Net increase (decrease) in contract owners’ from operations	$105,710	$(53,950)	$(8,659)	$(436,814)	$(36,022)	$(143,143)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	MFS® Variable Insurance Trust - Service Class				The Prudential Series Fund, Inc. - Class II
	New Discovery Subaccount	Investors Growth Stock Subaccount (note 4)	Mid Cap Growth Subaccount	Total Return Subaccount	Jennison Subaccount	Jennison 20/20 Focus Subaccount
	2015	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$0	$1,740	$0	$66,188	$0	$0
Risk and administrative expense (note 2)	(2,200)	(434)	(2,719)	(15,480)	(1,903)	(21,626)

Net investment activity	(2,200)	1,306	(2,719)	50,708	(1,903)	(21,626)

Reinvested capital gains	15,895	28,743	49,131	104,713	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(1,183)	71,720	42,939	79,168	10,537	426,038
Unrealized gain (loss)	(25,793)	(97,933)	(66,159)	(263,910)	22,076	(158,396)

Net gain (loss) on investments	(26,976)	(26,213)	(23,220)	(184,742)	32,613	267,642

Net increase (decrease) in contract owners’ from operations	$(13,281)	$3,836	$23,192	$(29,321)	$30,710	$246,016

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	PIMCO Variable Insurance Trust - Administrative Shares				Calvert Variable Products, Inc.
	Real Return Subaccount	Total Return Subaccount	Global Bond Subaccount	Commodity RealReturn® Strategy Subaccount	VP S&P 500 Index Subaccount (note 4)
	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$131,288	$245,807	$54,699	$14,126	$244
Risk and administrative expense (note 2)	(17,007)	(26,914)	(14,918)	(1,307)	(1,042)

Net investment activity	114,281	218,893	39,781	12,819	(798)

Reinvested capital gains	0	50,688	0	0	2,202

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(36,788)	7,017	(125,361)	(23,116)	677
Unrealized gain (loss)	(179,839)	(278,560)	(54,032)	(81,845)	(1,458)

Net gain (loss) on investments	(216,627)	(271,543)	(179,393)	(104,961)	(781)

Net increase (decrease) in contract owners’ from operations	$(102,346)	$(1,962)	$(139,612)	$(92,142)	$623

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Dreyfus Variable Investment Fund - Service Shares	Royce Capital Fund - Investment Class		The Universal Institutional Funds, Inc. (Morgan Stanley UIF)
	Appreciation Subaccount	Small-Cap Subaccount	Micro-Cap Subaccount	U.S. Real Estate Class I Subaccount	Core Plus Fixed Income Class II Subaccount
	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$6,384	$49,403	$0	$20,831	$11,323
Risk and administrative expense (note 2)	(2,545)	(37,642)	(15,366)	(11,778)	(2,207)

Net investment activity	3,839	11,761	(15,366)	9,053	9,116

Reinvested capital gains	23,095	1,421,408	176,382	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	21,219	155,515	(7,352)	96,876	403
Unrealized gain (loss)	(59,461)	(2,449,831)	(600,320)	(84,531)	(14,226)

Net gain (loss) on investments	(38,242)	(2,294,316)	(607,672)	12,345	(13,823)

Net increase (decrease) in contract owners’ from operations	$(11,308)	$(861,147)	$(446,656)	$21,398	$(4,707)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	The Universal Institutional Funds, Inc. (Morgan Stanley UIF)		AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds)	Legg Mason Partners Variable Equity Trust - Class I
	U.S. Real Estate Class II Subaccount	Growth Class II Subaccount	Invesco V.I. International Growth Subaccount	ClearBridge Variable Dividend Strategy Subaccount	ClearBridge Variable Large Cap Value Subaccount
	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$22,955	$0	$4,664	$1,974	$7,665
Risk and administrative expense (note 2)	(6,976)	(2,098)	(1,610)	(676)	(2,499)

Net investment activity	15,979	(2,098)	3,054	1,298	5,166

Reinvested capital gains	0	47,387	0	0	20,629

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	96,155	9,065	2,485	4,821	(7,877)
Unrealized gain (loss)	(77,979)	(16,743)	(16,248)	(12,695)	(47,414)

Net gain (loss) on investments	18,176	(7,678)	(13,763)	(7,874)	(55,291)

Net increase (decrease) in contract owners’ from operations	$34,155	$37,611	$(10,709)	$(6,576)	$(29,496)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Franklin Templeton Variable Insurance Products Trust - Class 2			Neuberger Berman Advisers Management Trust - S Class
	Franklin Income VIP Subaccount	Franklin Flex Cap Growth VIP Subaccount	Templeton Foreign VIP Subaccount	AMT Mid Cap Intrinsic Value Subaccount
	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$215,093	$0	$54,129	$892
Risk and administrative expense (note 2)	(23,128)	(1,692)	(8,406)	(1,429)

Net investment activity	191,965	(1,692)	45,723	(537)

Reinvested capital gains	0	205,311	55,287	4,852

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	7,870	23,670	(5,507)	4,991
Unrealized gain (loss)	(550,513)	(208,535)	(201,957)	(30,758)

Net gain (loss) on investments	(542,643)	(184,865)	(207,464)	(25,767)

Net increase (decrease) in contract owners’ from operations	$(350,678)	$18,754	$(106,454)	$(21,452)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	ALPS Variable Investors Trust - Class II					Federated Insurance Series - Service Shares
	Ibbotson Conservative ETF Asset Allocation Subaccount	Ibbotson Income & Growth ETF Asset Allocation Subaccount	Ibbotson Balanced ETF Asset Allocation Subaccount	Ibbotson Growth ETF Asset Allocation Subaccount	Ibbotson Aggressive Growth ETF Asset Allocation Subaccount	Kaufmann Fund II Subaccount
	2015	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$9,409	$2,674	$17,033	$39,356	$8,476	$0
Risk and administrative expense (note 2)	(3,009)	(1,598)	(7,237)	(17,763)	(3,759)	(1,181)

Net investment activity	6,400	1,076	9,796	21,593	4,717	(1,181)

Reinvested capital gains	19,231	6,672	31,867	45,266	10,268	21,204

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(1,208)	1,911	10,086	37,741	79,986	(504)
Unrealized gain (loss)	(37,492)	(14,676)	(88,185)	(202,959)	(105,218)	(17,507)

Net gain (loss) on investments	(38,700)	(12,765)	(78,099)	(165,218)	(25,232)	(18,011)

Net increase (decrease) in contract owners’ from operations	$(13,069)	$(5,017)	$(36,436)	$(98,359)	$(10,247)	$2,012

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Goldman Sachs Variable Insurance Trust - Service Shares			Franklin Templeton Variable Insurance Products Trust - Class 4
	Large Cap Value Subaccount	U.S. Equity Insights Subaccount	Strategic Growth Subaccount	Franklin Income VIP Subaccount	Franklin Flex Cap Growth VIP Subaccount	Templeton Foreign VIP Subaccount	Franklin Founding Funds Allocation VIP Subaccount
	2015	2015	2015	2015	2015	2015	2015
Investment activity:
Reinvested dividends	$1,068	$78	$39	$4,249	$0	$3,788	$3,256
Risk and administrative expense (note 2)	(617)	(48)	(236)	(612)	(156)	(517)	(836)

Net investment activity	451	30	(197)	3,637	(156)	3,271	2,420

Reinvested capital gains	10,466	424	2,196	0	14,735	3,965	187

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(1,643)	89	(14)	(1,567)	(242)	182	(8,581)
Unrealized gain (loss)	(14,402)	(620)	(1,276)	(9,521)	(13,626)	(16,464)	(2,185)

Net gain (loss) on investments	(16,045)	(531)	(1,290)	(11,088)	(13,868)	(16,282)	(10,766)

Net increase (decrease) in contract owners’ from operations	$(5,128)	$(77)	$709	$(7,451)	$711	$(9,046)	$(8,159)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2015

	Ivy Funds Variable Insurance Portfolios, Inc.			MFS® Variable Insurance Trust II - Service Class
	VIP Asset Strategy Subaccount	VIP Global Natural Resources Subaccount	VIP Science and Technology Subaccount	Massachusetts Investors Growth Stock Subaccount (note 4)	Total Subaccounts
	2015	2015	2015	2015 (a)	2015
Investment activity:
Reinvested dividends	$7,443	$407	$0	$1,420	$2,377,979
Risk and administrative expense (note 2)	(11,863)	(2,026)	(13,058)	(1,607)	(1,551,914)

Net investment activity	(4,420)	(1,619)	(13,058)	(187)	826,065

Reinvested capital gains	357,340	0	124,092	17,926	9,915,607

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(86,497)	(90,505)	51,572	2,558	9,045,734
Unrealized gain (loss)	(444,363)	(4,678)	(251,709)	(26,731)	(24,928,062)

Net gain (loss) on investments	(530,860)	(95,183)	(200,137)	(24,173)	(15,882,328)

Net increase (decrease) in contract owners’ from operations	$(177,940)	$(96,802)	$(89,103)	$(6,434)	$(5,140,656)

(a)	Period from March 27, 2015, date of commencement of operations, to December 31,2015.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Ohio National Fund, Inc.
	Equity Subaccount		Money Market Subaccount		Bond Subaccount		Omni Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(14,918)	$(60,274)	$(26,497)	$(27,486)	$(25,773)	$(25,146)	$16,605	$14,178
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	960,859	1,132,601	7,030	2,117	106,085	98,991	265,647	343,207
Unrealized gain (loss)	(1,767,626)	1,396,732	0	0	(201,625)	150,085	(175,629)	374,984

Net increase (decrease) in contract owners’ equity from operations	(821,685)	2,469,059	(19,467)	(25,369)	(121,313)	223,930	106,623	732,369

Equity transactions:
Contract purchase payments	1,121,713	1,152,963	509,393	791,387	207,883	208,281	376,332	385,335
Transfers (to) and from other subaccounts	(41,869)	(490,765)	2,574,680	3,687,872	(15,312)	295,025	190,291	(104,402)
Transfers (to) and from fixed dollar contract	(245,472)	(158,642)	(89,153)	(273,076)	172,498	(23,763)	(8,993)	89,624
Withdrawals, surrenders and death benefit payments	(978,238)	(1,249,082)	(1,412,880)	(3,480,264)	(253,254)	(202,538)	(172,576)	(375,822)
Surrender charges (note 2)	(36,070)	(111,733)	(46,755)	(135,050)	(10,024)	(15,361)	(1,415)	(8,213)
Lapse charges (note 2)	(9,073)	(6,328)	0	(10,557)	0	(984)	0	(409)
Cost of insurance and other administrative fees (note 2)	(1,215,645)	(1,225,254)	(361,114)	(372,769)	(181,162)	(181,767)	(439,528)	(432,838)

Net equity transactions	(1,404,654)	(2,088,841)	1,174,171	207,543	(79,371)	78,893	(55,889)	(446,725)

Net change in contract owners’ equity	(2,226,339)	380,218	1,154,704	182,174	(200,683)	302,823	50,734	285,644
Contract owners’ equity:
Beginning of period	20,113,962	19,733,744	5,560,258	5,378,084	4,377,845	4,075,022	7,006,595	6,720,951

End of period	$17,887,623	$20,113,962	$6,714,962	$5,560,258	$4,177,162	$4,377,845	$7,057,329	$7,006,595

Change in units:
Beginning units	431,683	479,507	261,920	251,453	108,370	106,017	151,720	161,960

Units purchased	36,200	42,187	283,143	477,548	13,980	16,785	14,508	15,214
Units redeemed	(66,291)	(90,011)	(226,378)	(467,081)	(15,997)	(14,432)	(15,500)	(25,454)

Ending units	401,592	431,683	318,685	261,920	106,353	108,370	150,728	151,720

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Ohio National Fund, Inc.
	International Subaccount		Capital Appreciation Subaccount		International Small-Mid Company Subaccount		Aggressive Growth Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(43,058)	$(49,557)	$5,241	$(47,027)	$(31,350)	$(33,909)	$(25,882)	$(25,063)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	123,186	203,123	834,905	1,010,198	316,318	364,483	308,331	289,802
Unrealized gain (loss)	(127,723)	(931,778)	(1,123,609)	(74,426)	119,052	(848,146)	82,137	62,281

Net increase (decrease) in contract owners’ equity from operations	(47,595)	(778,212)	(283,463)	888,745	404,020	(517,572)	364,586	327,020

Equity transactions:
Contract purchase payments	539,014	510,571	467,091	487,605	243,865	271,742	201,759	214,854
Transfers (to) and from other subaccounts	(6,175)	(91,378)	(32,469)	(343,608)	(84,444)	(145,166)	43,201	(19,783)
Transfers (to) and from fixed dollar contract	(26,572)	(31,240)	(93,732)	(97,089)	(187,290)	(70,786)	(6,607)	(38,955)
Withdrawals, surrenders and death benefit payments	(529,038)	(574,477)	(757,428)	(700,993)	(242,428)	(413,134)	(329,615)	(374,282)
Surrender charges (note 2)	(23,412)	(23,932)	(28,994)	(31,732)	(15,290)	(27,179)	(14,545)	(13,793)
Lapse charges (note 2)	(3,569)	(860)	(747)	(2,283)	(5,815)	582	(8,167)	0
Cost of insurance and other administrative fees (note 2)	(425,493)	(470,095)	(525,705)	(541,875)	(228,209)	(237,216)	(219,228)	(212,291)

Net equity transactions	(475,245)	(681,411)	(971,984)	(1,229,975)	(519,611)	(621,157)	(333,202)	(444,250)

Net change in contract owners’ equity	(522,840)	(1,459,623)	(1,255,447)	(341,230)	(115,591)	(1,138,729)	31,384	(117,230)
Contract owners’ equity:
Beginning of period	6,681,408	8,141,031	11,769,712	12,110,942	4,826,984	5,965,713	3,968,051	4,085,281

End of period	$6,158,568	$6,681,408	$10,514,265	$11,769,712	$4,711,393	$4,826,984	$3,999,435	$3,968,051

Change in units:
Beginning units	306,689	335,848	199,740	221,430	126,904	141,987	238,176	266,753

Units purchased	34,894	34,998	12,674	15,041	11,891	12,623	22,345	21,747
Units redeemed	(55,634)	(64,157)	(28,869)	(36,731)	(24,782)	(27,706)	(40,940)	(50,324)

Ending units	285,949	306,689	183,545	199,740	114,013	126,904	219,581	238,176

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Ohio National Fund, Inc.
	Small Cap Growth Subaccount		Mid Cap Opportunity Subaccount		S&P 500® Index Subaccount		Strategic Value Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(85,597)	$(85,271)	$(62,160)	$(64,562)	$193,744	$158,500	$47,490	$73,854
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	432,809	434,871	679,704	965,183	1,307,863	1,364,334	40,686	54,383
Unrealized gain (loss)	(430,257)	736,963	(1,133,889)	47,998	(1,425,126)	1,426,385	(32,528)	10,089

Net increase (decrease) in contract owners’ equity from operations	(83,045)	1,086,563	(516,345)	948,619	76,481	2,949,219	55,648	138,326

Equity transactions:
Contract purchase payments	417,153	445,281	455,182	419,138	1,338,351	1,252,896	74,120	72,239
Transfers (to) and from other subaccounts	32,738	(1,012,883)	(83,011)	(306,983)	224,088	172,536	335,102	198,955
Transfers (to) and from fixed dollar contract	(90,166)	(213,794)	(104,203)	(181,300)	(418,482)	(157,839)	(7,170)	(20,675)
Withdrawals, surrenders and death benefit payments	(730,743)	(935,120)	(627,904)	(845,265)	(1,121,597)	(1,592,294)	(19,355)	(35,711)
Surrender charges (note 2)	(18,617)	(32,597)	(15,808)	(43,515)	(33,133)	(95,674)	(2,043)	(4,642)
Lapse charges (note 2)	(3,156)	(1,134)	(1,211)	(2,009)	(4,027)	(4,499)	0	(664)
Cost of insurance and other administrative fees (note 2)	(571,781)	(570,670)	(442,195)	(460,654)	(1,096,799)	(1,110,088)	(66,306)	(57,716)

Net equity transactions	(964,572)	(2,320,917)	(819,150)	(1,420,588)	(1,111,599)	(1,534,962)	314,348	151,786

Net change in contract owners’ equity	(1,047,617)	(1,234,354)	(1,335,495)	(471,969)	(1,035,118)	1,414,257	369,996	290,112
Contract owners’ equity:
Beginning of period	12,291,219	13,525,573	9,468,174	9,940,143	25,897,054	24,482,797	1,489,971	1,199,859

End of period	$11,243,602	$12,291,219	$8,132,679	$9,468,174	$24,861,936	$25,897,054	$1,859,967	$1,489,971

Change in units:
Beginning units	367,786	444,452	232,630	270,306	805,976	855,461	89,707	80,601

Units purchased	21,231	25,310	16,796	20,985	72,230	73,942	30,879	21,391
Units redeemed	(49,377)	(101,976)	(37,404)	(58,661)	(105,688)	(123,427)	(12,373)	(12,285)

Ending units	339,640	367,786	212,022	232,630	772,518	805,976	108,213	89,707

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Ohio National Fund, Inc.
	High Income Bond Subaccount		ClearBridge Small Cap Subaccount		Nasdaq-100® Index Subaccount		Bristol Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(17,056)	$(20,283)	$(17,279)	$(17,569)	$3,180	$9,360	$(838)	$(1,704)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	238,456	278,433	162,305	146,619	137,854	175,273	64,276	41,304
Unrealized gain (loss)	(323,947)	(176,402)	(215,837)	(81,198)	28,498	147,178	(24,897)	82,165

Net increase (decrease) in contract owners’ equity from operations	(102,547)	81,748	(70,811)	47,852	169,532	331,811	38,541	121,765

Equity transactions:
Contract purchase payments	171,214	166,649	100,795	109,970	100,770	90,240	48,126	44,308
Transfers (to) and from other subaccounts	(265,154)	(250,340)	(86,310)	28,067	354,809	149,075	32,434	(18,179)
Transfers (to) and from fixed dollar contract	(107,094)	(36,677)	(10,628)	(21,372)	(86,174)	1,811	(15,056)	(9,494)
Withdrawals, surrenders and death benefit payments	(141,147)	(148,681)	(132,301)	(118,969)	(72,440)	(215,467)	(66,426)	(29,564)
Surrender charges (note 2)	(13,234)	(12,054)	(4,605)	(9,737)	(8,642)	(9,946)	(4,151)	(4,050)
Lapse charges (note 2)	(42,530)	(403)	(208)	(258)	(1,171)	0	0	0
Cost of insurance and other administrative fees (note 2)	(153,322)	(162,233)	(90,590)	(93,087)	(75,590)	(72,642)	(38,602)	(33,176)

Net equity transactions	(551,267)	(443,739)	(223,847)	(105,386)	211,562	(56,929)	(43,675)	(50,155)

Net change in contract owners’ equity	(653,814)	(361,991)	(294,658)	(57,534)	381,094	274,882	(5,134)	71,610
Contract owners’ equity:
Beginning of period	3,608,198	3,970,189	2,774,113	2,831,647	2,011,541	1,736,659	1,013,695	942,085

End of period	$2,954,384	$3,608,198	$2,479,455	$2,774,113	$2,392,635	$2,011,541	$1,008,561	$1,013,695

Change in units:
Beginning units	144,784	162,505	149,168	154,828	167,190	170,158	45,197	47,479

Units purchased	10,281	20,229	7,923	13,795	46,820	31,799	4,379	2,620
Units redeemed	(31,852)	(37,950)	(19,375)	(19,455)	(30,436)	(34,767)	(6,048)	(4,902)

Ending units	123,213	144,784	137,716	149,168	183,574	167,190	43,528	45,197

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Ohio National Fund, Inc.
	Bryton Growth Subaccount		Balanced Subaccount		Target VIP Subaccount		Bristol Growth Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(7,101)	$(7,480)	$8,985	$383	$4,672	$5,184	$(169)	$(206)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	138,375	91,712	37,786	17,976	21,221	16,760	3,093	18,503
Unrealized gain (loss)	(182,059)	(17,500)	(32,587)	18,045	(46,467)	10,972	331	(12,859)

Net increase (decrease) in contract owners’ equity from operations	(50,785)	66,732	14,184	36,404	(20,574)	32,916	3,255	5,438

Equity transactions:
Contract purchase payments	40,710	47,427	70,340	55,908	66,691	50,042	4,113	3,950
Transfers (to) and from other subaccounts	6,460	17,664	628,528	999	9,004	(4,376)	3,146	8,276
Transfers (to) and from fixed dollar contract	(62,571)	(14,786)	(4,971)	(10,641)	5,539	(16,099)	17	0
Withdrawals, surrenders and death benefit payments	(93,585)	(80,375)	(59,815)	(14,868)	(45,075)	(16,235)	0	(31,536)
Surrender charges (note 2)	(15,247)	(10,606)	(904)	(1,050)	(1,078)	(1,289)	0	0
Lapse charges (note 2)	(3,611)	0	(4,639)	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(49,528)	(52,211)	(136,244)	(42,555)	(28,333)	(26,047)	(2,763)	(2,033)

Net equity transactions	(177,372)	(92,887)	492,295	(12,207)	6,748	(14,004)	4,513	(21,343)

Net change in contract owners’ equity	(228,157)	(26,155)	506,479	24,197	(13,826)	18,912	7,768	(15,905)
Contract owners’ equity:
Beginning of period	1,235,285	1,261,440	696,615	672,418	557,765	538,853	59,888	75,793

End of period	$1,007,128	$1,235,285	$1,203,094	$696,615	$543,939	$557,765	$67,656	$59,888

Change in units:
Beginning units	65,892	70,908	46,528	47,249	39,700	40,902	2,469	3,475

Units purchased	7,265	8,083	47,714	7,215	7,787	6,252	596	1,543
Units redeemed	(16,630)	(13,099)	(14,456)	(7,936)	(7,173)	(7,454)	(406)	(2,549)

Ending units	56,527	65,892	79,786	46,528	40,314	39,700	2,659	2,469

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Janus Aspen Series - Institutional Shares
	Janus Subaccount		Global Research Subaccount		Balanced Subaccount
	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(8,838)	$(26,684)	$(2,727)	$9,778	$21,692	$27,431
Reinvested capital gains	1,399,553	503,817	0	0	87,264	72,759
Realized gain (loss)	171,704	219,119	114,566	101,502	66,261	102,918
Unrealized gain (loss)	(1,219,276)	123,442	(187,743)	77,039	(175,514)	(1,095)

Net increase (decrease) in contract owners’ equity from operations	343,143	819,694	(75,904)	188,319	(297)	202,013

Equity transactions:
Contract purchase payments	208,237	212,834	142,482	144,941	121,921	121,195
Transfers (to) and from other subaccounts	26,592	(12,798)	109,905	(94,615)	(2,748)	87,876
Transfers (to) and from fixed dollar contract	(83,819)	(31,759)	(6,106)	(12,708)	4,498	(1,255)
Withdrawals, surrenders and death benefit payments	(154,247)	(175,866)	(263,729)	(172,132)	(211,891)	(408,444)
Surrender charges (note 2)	(3,417)	(8,540)	(2,957)	(5,279)	(2,252)	(11,693)
Lapse charges (note 2)	(3,408)	(475)	(2,494)	(412)	0	(790)
Cost of insurance and other administrative fees (note 2)	(330,515)	(310,423)	(123,402)	(124,794)	(141,466)	(143,693)

Net equity transactions	(340,577)	(327,027)	(146,301)	(264,999)	(231,938)	(356,804)

Net change in contract owners’ equity	2,566	492,667	(222,205)	(76,680)	(232,235)	(154,791)
Contract owners’ equity:
Beginning of period	7,492,295	6,999,628	2,954,181	3,030,861	2,726,494	2,881,285

End of period	$7,494,861	$7,492,295	$2,731,976	$2,954,181	$2,494,259	$2,726,494

Change in units:
Beginning units	481,721	504,739	200,349	219,206	112,195	127,694

Units purchased	22,509	25,812	19,771	13,518	10,590	17,058
Units redeemed	(43,365)	(48,830)	(29,083)	(32,375)	(20,014)	(32,557)

Ending units	460,865	481,721	191,037	200,349	102,771	112,195

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Wells Fargo Variable Trust
	Opportunity Subaccount		Small Cap Value Subaccount		Discovery Subaccount
	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(1,533)	$(1,912)	$(272)	$(290)	$(3,811)	$(3,835)
Reinvested capital gains	24,591	0	0	0	74,248	65,564
Realized gain (loss)	19,146	7,398	57	2,293	39,892	32,016
Unrealized gain (loss)	(49,865)	20,141	(6,296)	1,455	(119,174)	(96,180)

Net increase (decrease) in contract owners’ equity from operations	(7,661)	25,627	(6,511)	3,458	(8,845)	(2,435)

Equity transactions:
Contract purchase payments	0	0	0	0	0	0
Transfers (to) and from other subaccounts	(2,874)	(4,289)	0	0	(938)	(89)
Transfers (to) and from fixed dollar contract	(744)	(3,448)	(68)	(86)	(5,541)	(8,854)
Withdrawals, surrenders and death benefit payments	(39,961)	(4,313)	0	(14,450)	(10,544)	(19,930)
Surrender charges (note 2)	(3)	(253)	0	(403)	(564)	(798)
Lapse charges (note 2)	(9)	0	0	0	(21)	0
Cost of insurance and other administrative fees (note 2)	(9,391)	(10,281)	(1,085)	(1,426)	(18,865)	(19,345)

Net equity transactions	(52,982)	(22,584)	(1,153)	(16,365)	(36,473)	(49,016)

Net change in contract owners’ equity	(60,643)	3,043	(7,664)	(12,907)	(45,318)	(51,451)
Contract owners’ equity:
Beginning of period	284,936	281,893	58,221	71,128	510,037	561,488

End of period	$224,293	$284,936	$50,557	$58,221	$464,719	$510,037

Change in units:
Beginning units	10,538	11,426	2,570	3,256	27,017	29,626

Units purchased	1	1	0	0	146	130
Units redeemed	(1,916)	(889)	(54)	(686)	(1,993)	(2,739)

Ending units	8,623	10,538	2,516	2,570	25,170	27,017

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Goldman Sachs Variable Insurance Trust - Institutional Shares
	Large Cap Value Subaccount		U.S. Equity Insights Subaccount		Strategic Growth Subaccount
	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$29,897	$30,546	$6,084	$6,021	$(1,963)	$(1,837)
Reinvested capital gains	406,689	679,412	43,882	28,857	46,454	160,873
Realized gain (loss)	23,931	93,217	39,305	22,721	35,541	60,084
Unrealized gain (loss)	(619,869)	(373,508)	(96,930)	30,593	(58,491)	(115,651)

Net increase (decrease) in contract owners’ equity from operations	(159,352)	429,667	(7,659)	88,192	21,541	103,469

Equity transactions:
Contract purchase payments	153,427	161,780	32,040	32,692	55,206	48,709
Transfers (to) and from other subaccounts	(7,303)	(108,718)	75,491	44,910	727	(40,580)
Transfers (to) and from fixed dollar contract	(97,268)	(23,502)	8,224	13,301	(80,394)	(48,130)
Withdrawals, surrenders and death benefit payments	(168,922)	(82,728)	(47,091)	(3,886)	(65,084)	(13,488)
Surrender charges (note 2)	(22,075)	(4,732)	(3,436)	(971)	(5,760)	(822)
Lapse charges (note 2)	(692)	(1,708)	0	0	(192)	0
Cost of insurance and other administrative fees (note 2)	(129,031)	(129,124)	(23,572)	(19,968)	(32,760)	(31,533)

Net equity transactions	(271,864)	(188,732)	41,656	66,078	(128,257)	(85,844)

Net change in contract owners’ equity	(431,216)	240,935	33,997	154,270	(106,716)	17,625
Contract owners’ equity:
Beginning of period	3,772,898	3,531,963	667,466	513,196	867,436	849,811

End of period	$3,341,682	$3,772,898	$701,463	$667,466	$760,720	$867,436

Change in units:
Beginning units	209,622	219,972	38,035	33,776	52,370	57,870

Units purchased	15,764	18,568	8,374	8,299	5,218	7,202
Units redeemed	(29,695)	(28,918)	(6,058)	(4,040)	(12,836)	(12,702)

Ending units	195,691	209,622	40,351	38,035	44,752	52,370

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Lazard Retirement Series, Inc. - Service Shares
	Emerging Markets Equity Subaccount		U.S. Small-Mid Cap Equity Subaccount		U.S. Strategic Equity Subaccount		International Equity Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$27,888	$71,596	$(17,828)	$(18,046)	$31	$277	$7,467	$3,762
Reinvested capital gains	14,174	60,514	239,896	551,140	5,316	10,716	11,234	0
Realized gain (loss)	(63,592)	165,193	(56,985)	(47,868)	694	3,329	2,286	5,139
Unrealized gain (loss)	(1,131,594)	(628,648)	(256,549)	(147,808)	(10,972)	(2,716)	(27,357)	(27,211)

Net increase (decrease) in contract owners’ equity from operations	(1,153,124)	(331,345)	(91,466)	337,418	(4,931)	11,606	(6,370)	(18,310)

Equity transactions:
Contract purchase payments	304,134	346,023	155,807	160,084	10,115	8,786	40,195	25,578
Transfers (to) and from other subaccounts	(461,793)	51,395	(35,172)	(136,723)	(5,633)	10,626	277,514	29,824
Transfers (to) and from fixed dollar contract	(143,084)	(185,627)	(22,861)	(53,282)	(17)	(823)	(10,251)	4,119
Withdrawals, surrenders and death benefit payments	(151,507)	(289,707)	(161,295)	(137,856)	(453)	(437)	(7,486)	(16,919)
Surrender charges (note 2)	(7,476)	(32,393)	(5,946)	(17,741)	(1)	(1)	(5)	(1,112)
Lapse charges (note 2)	(6,376)	(1,609)	(198)	(928)	0	0	(40)	0
Cost of insurance and other administrative fees (note 2)	(211,866)	(261,148)	(134,569)	(132,029)	(2,563)	(2,391)	(20,792)	(15,961)

Net equity transactions	(677,968)	(373,066)	(204,234)	(318,475)	1,448	15,760	279,135	25,529

Net change in contract owners’ equity	(1,831,092)	(704,411)	(295,700)	18,943	(3,483)	27,366	272,765	7,219
Contract owners’ equity:
Beginning of period	6,174,667	6,879,078	3,504,596	3,485,653	81,420	54,054	360,782	353,563

End of period	$4,343,575	$6,174,667	$3,208,896	$3,504,596	$77,937	$81,420	$633,547	$360,782

Change in units:
Beginning units	167,248	176,365	98,607	108,078	4,930	3,726	30,529	28,447

Units purchased	18,638	24,127	7,872	9,321	638	2,793	29,128	5,953
Units redeemed	(37,617)	(33,244)	(13,294)	(18,792)	(540)	(1,589)	(6,572)	(3,871)

Ending units	148,269	167,248	93,185	98,607	5,028	4,930	53,085	30,529

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Mid Cap Subaccount		VIP Contrafund® Subaccount		VIP Growth Subaccount
	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(43,733)	$(77,484)	$38,958	$32,625	$(16,710)	$(17,301)
Reinvested capital gains	1,684,920	336,662	1,415,347	322,748	108,367	0
Realized gain (loss)	274,869	390,440	674,284	825,567	179,946	232,740
Unrealized gain (loss)	(2,158,029)	96,726	(2,118,399)	464,204	(54,043)	118,748

Net increase (decrease) in contract owners’ equity from operations	(241,973)	746,344	10,190	1,645,144	217,560	334,187

Equity transactions:
Contract purchase payments	625,944	677,122	718,289	739,266	195,378	201,368
Transfers (to) and from other subaccounts	(336,184)	(506,209)	(615,547)	(232,189)	110,542	(21,817)
Transfers (to) and from fixed dollar contract	(343,500)	(129,389)	(283,021)	(169,129)	(44,353)	(65,074)
Withdrawals, surrenders and death benefit payments	(696,246)	(450,273)	(643,099)	(794,522)	(126,225)	(131,887)
Surrender charges (note 2)	(38,215)	(51,885)	(40,777)	(112,207)	(19,929)	(21,393)
Lapse charges (note 2)	(5,222)	(5,743)	(15,464)	(4,831)	(31,111)	(62)
Cost of insurance and other administrative fees (note 2)	(540,179)	(526,183)	(542,802)	(516,326)	(134,099)	(129,675)

Net equity transactions	(1,333,602)	(992,560)	(1,422,421)	(1,089,938)	(49,797)	(168,540)

Net change in contract owners’ equity	(1,575,575)	(246,216)	(1,412,231)	555,206	167,763	165,647
Contract owners’ equity:
Beginning of period	14,244,738	14,490,954	16,246,239	15,691,033	3,442,975	3,277,328

End of period	$12,669,163	$14,244,738	$14,834,008	$16,246,239	$3,610,738	$3,442,975

Change in units:
Beginning units	411,187	440,223	692,361	741,075	260,211	272,923

Units purchased	30,035	33,793	53,855	77,069	28,669	33,047
Units redeemed	(66,673)	(62,829)	(111,935)	(125,783)	(31,700)	(45,759)

Ending units	374,549	411,187	634,281	692,361	257,180	260,211

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Fidelity® Variable Insurance Products Fund - Service Class 2
	VIP Equity-Income Subaccount		VIP Real Estate Subaccount
	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$70,393	$65,743	$11,598	$14,137
Reinvested capital gains	294,623	45,720	28,112	83,681
Realized gain (loss)	54,158	99,772	72,615	39,025
Unrealized gain (loss)	(552,743)	24,036	(98,727)	186,772

Net increase (decrease) in contract owners’ equity from operations	(133,569)	235,271	13,598	323,615

Equity transactions:
Contract purchase payments	212,502	197,437	58,528	48,948
Transfers (to) and from other subaccounts	(123,111)	(239,494)	(38,084)	205,946
Transfers (to) and from fixed dollar contract	(143,103)	(41,359)	(94,310)	(5,477)
Withdrawals, surrenders and death benefit payments	(111,558)	(136,924)	(235,082)	(132,316)
Surrender charges (note 2)	(10,227)	(10,336)	(3,502)	(7,285)
Lapse charges (note 2)	(1,900)	(218)	(7,243)	(1,327)
Cost of insurance and other administrative fees (note 2)	(122,472)	(122,323)	(42,283)	(41,343)

Net equity transactions	(299,869)	(353,217)	(361,976)	67,146

Net change in contract owners’ equity	(433,438)	(117,946)	(348,378)	390,761
Contract owners’ equity:
Beginning of period	3,208,288	3,326,234	1,533,492	1,142,731

End of period	$2,774,850	$3,208,288	$1,185,114	$1,533,492

Change in units:
Beginning units	156,887	175,133	53,746	51,598

Units purchased	14,366	14,355	11,054	15,323
Units redeemed	(28,493)	(32,601)	(24,363)	(13,175)

Ending units	142,760	156,887	40,437	53,746

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Janus Aspen Series - Service Shares
	Janus Subaccount		Global Research Subaccount		Balanced Subaccount		Overseas Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(1,298)	$(6,048)	$1,271	$11,840	$41,906	$47,598	$7,446	$146,437
Reinvested capital gains	423,407	152,575	0	0	146,923	112,881	147,015	576,967
Realized gain (loss)	81,112	133,159	182,017	129,795	88,540	116,159	(365,074)	(104,878)
Unrealized gain (loss)	(397,511)	(37,652)	(237,238)	8,194	(286,028)	55,945	(226,201)	(1,332,978)

Net increase (decrease) in contract owners’ equity from operations	105,710	242,034	(53,950)	149,829	(8,659)	332,583	(436,814)	(714,452)

Equity transactions:
Contract purchase payments	78,730	83,034	126,167	131,120	293,183	301,220	350,431	395,890
Transfers (to) and from other subaccounts	(36,381)	(235,596)	19,639	(146,528)	19,474	(206,502)	(253,395)	(563,298)
Transfers (to) and from fixed dollar contract	(50,717)	(15,658)	(6,387)	(34,289)	(24,646)	(91,818)	(142,397)	(81,927)
Withdrawals, surrenders and death benefit payments	(61,168)	(24,383)	(311,609)	(86,396)	(247,876)	(103,228)	(171,162)	(156,147)
Surrender charges (note 2)	(5,271)	(3,643)	(7,834)	(6,582)	(28,382)	(20,183)	(14,185)	(15,805)
Lapse charges (note 2)	(114)	0	(105)	0	(227)	0	(2,500)	(4,112)
Cost of insurance and other administrative fees (note 2)	(60,493)	(56,485)	(71,121)	(73,426)	(165,152)	(163,648)	(176,854)	(200,964)

Net equity transactions	(135,414)	(252,731)	(251,250)	(216,101)	(153,626)	(284,159)	(410,062)	(626,363)

Net change in contract owners’ equity	(29,704)	(10,697)	(305,200)	(66,272)	(162,285)	48,424	(846,876)	(1,340,815)
Contract owners’ equity:
Beginning of period	2,282,775	2,293,472	2,377,793	2,444,065	4,663,380	4,614,956	5,019,621	6,360,436

End of period	$2,253,071	$2,282,775	$2,072,593	$2,377,793	$4,501,095	$4,663,380	$4,172,745	$5,019,621

Change in units:
Beginning units	186,507	209,669	230,119	251,632	213,288	226,761	176,915	195,577

Units purchased	9,278	10,136	21,553	21,125	22,614	22,992	20,887	18,809
Units redeemed	(19,283)	(33,298)	(44,335)	(42,638)	(29,341)	(36,465)	(35,328)	(37,471)

Ending units	176,502	186,507	207,337	230,119	206,561	213,288	162,474	176,915

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	J.P. Morgan Insurance Trust - Class I
	Small Cap Core Subaccount		Mid Cap Value Subaccount
	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(3,015)	$(3,229)	$22,547	$12,055
Reinvested capital gains	77,086	66,159	364,944	253,817
Realized gain (loss)	51,801	107,043	324,525	345,578
Unrealized gain (loss)	(161,894)	(104,628)	(855,159)	29,294

Net increase (decrease) in contract owners’ equity from operations	(36,022)	65,345	(143,143)	640,744

Equity transactions:
Contract purchase payments	27,643	31,777	191,847	190,833
Transfers (to) and from other subaccounts	(1,887)	31,564	(9,696)	(56,558)
Transfers (to) and from fixed dollar contract	(21,684)	(5,268)	(53,493)	(64,946)
Withdrawals, surrenders and death benefit payments	(100,980)	(178,222)	(304,703)	(224,137)
Surrender charges (note 2)	(10,221)	(36,202)	(16,675)	(23,631)
Lapse charges (note 2)	0	(192)	(4,159)	940
Cost of insurance and other administrative fees (note 2)	(26,082)	(27,182)	(164,696)	(155,447)

Net equity transactions	(133,211)	(183,725)	(361,575)	(332,946)

Net change in contract owners’ equity	(169,233)	(118,380)	(504,718)	307,798
Contract owners’ equity:
Beginning of period	794,793	913,173	4,958,691	4,650,893

End of period	$625,560	$794,793	$4,453,973	$4,958,691

Change in units:
Beginning units	27,329	34,156	123,213	132,034

Units purchased	1,894	4,080	10,225	12,257
Units redeemed	(6,343)	(10,907)	(18,896)	(21,078)

Ending units	22,880	27,329	114,542	123,213

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	MFS® Variable Insurance Trust - Service Class
	New Discovery Subaccount		Investors Growth Stock Subaccount (note 4)		Mid Cap Growth Subaccount		Total Return Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,200)	$(2,413)	$1,306	$(718)	$(2,719)	$(2,918)	$50,708	$33,194
Reinvested capital gains	15,895	104,389	28,743	17,787	49,131	56,956	104,713	76,674
Realized gain (loss)	(1,183)	42,327	71,720	11,493	42,939	17,919	79,168	126,271
Unrealized gain (loss)	(25,793)	(192,662)	(97,933)	2,794	(66,159)	(33,947)	(263,910)	(25,283)

Net increase (decrease) in contract owners’ equity from operations	(13,281)	(48,359)	3,836	31,356	23,192	38,010	(29,321)	210,856

Equity transactions:
Contract purchase payments	25,532	32,034	3,592	20,122	29,583	36,537	144,118	152,978
Transfers (to) and from other subaccounts	(5,575)	(141,966)	(336,835)	2,099	(56,215)	9,880	29,103	(245,645)
Transfers (to) and from fixed dollar contract	(2,028)	(4,544)	167	1,572	(27,270)	(2,644)	(67,297)	(9,618)
Withdrawals, surrenders and death benefit payments	(3,737)	(19,714)	0	(13,692)	(41,617)	(9,975)	(138,787)	(140,482)
Surrender charges (note 2)	(26)	(3,375)	0	(3,090)	(5,419)	(867)	(8,262)	(15,779)
Lapse charges (note 2)	(91)	0	0	0	0	0	(1,119)	(904)
Cost of insurance and other administrative fees (note 2)	(15,889)	(16,592)	(2,625)	(11,485)	(19,220)	(18,198)	(110,711)	(117,171)

Net equity transactions	(1,814)	(154,157)	(335,701)	(4,474)	(120,158)	14,733	(152,955)	(376,621)

Net change in contract owners’ equity	(15,095)	(202,516)	(331,865)	26,882	(96,966)	52,743	(182,276)	(165,765)
Contract owners’ equity:
Beginning of period	468,055	670,571	331,865	304,983	535,770	483,027	2,899,094	3,064,859

End of period	$452,960	$468,055	$0	$331,865	$438,804	$535,770	$2,716,818	$2,899,094

Change in units:
Beginning units	20,104	26,446	17,099	17,330	36,301	35,264	147,735	167,788

Units purchased	2,590	3,089	253	1,664	3,282	5,484	14,829	16,242
Units redeemed	(2,662)	(9,431)	(17,352)	(1,895)	(10,901)	(4,447)	(22,266)	(36,295)

Ending units	20,032	20,104	0	17,099	28,682	36,301	140,298	147,735

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	The Prudential Series Fund, Inc. - Class II
	Jennison Subaccount		Jennison 20/20 Focus Subaccount
	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(1,903)	$(1,630)	$(21,626)	$(23,040)
Reinvested capital gains	0	0	0	0
Realized gain (loss)	10,537	17,242	426,038	347,149
Unrealized gain (loss)	22,076	8,537	(158,396)	(19,334)

Net increase (decrease) in contract owners’ equity from operations	30,710	24,149	246,016	304,775

Equity transactions:
Contract purchase payments	16,768	16,110	202,197	231,004
Transfers (to) and from other subaccounts	19,589	9,995	(470,939)	(486,909)
Transfers (to) and from fixed dollar contract	223	(10,051)	(139,937)	(98,470)
Withdrawals, surrenders and death benefit payments	(4,020)	(6,152)	(228,693)	(129,801)
Surrender charges (note 2)	(889)	(826)	(26,176)	(16,438)
Lapse charges (note 2)	0	0	(250)	(3,252)
Cost of insurance and other administrative fees (note 2)	(10,098)	(8,578)	(183,677)	(184,951)

Net equity transactions	21,573	498	(847,475)	(688,817)

Net change in contract owners’ equity	52,283	24,647	(601,459)	(384,042)
Contract owners’ equity:
Beginning of period	292,693	268,046	4,821,048	5,205,090

End of period	$344,976	$292,693	$4,219,589	$4,821,048

Change in units:
Beginning units	10,585	10,544	156,020	178,401

Units purchased	1,480	1,495	10,615	12,696
Units redeemed	(744)	(1,454)	(36,675)	(35,077)

Ending units	11,321	10,585	129,960	156,020

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	PIMCO Variable Insurance Trust - Administrative Shares
	Real Return Subaccount		Total Return Subaccount		Global Bond Subaccount		CommodityRealReturn® Strategy Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$114,281	$35,268	$218,893	$89,165	$39,781	$60,105	$12,819	$(753)
Reinvested capital gains	0	0	50,688	0	0	89,811	0	0
Realized gain (loss)	(36,788)	(36,882)	7,017	12,426	(125,361)	(47,376)	(23,116)	(46,113)
Unrealized gain (loss)	(179,839)	102,021	(278,560)	93,436	(54,032)	(51,642)	(81,845)	(15,735)

Net increase (decrease) in contract owners’ equity from operations	(102,346)	100,407	(1,962)	195,027	(139,612)	50,898	(92,142)	(62,601)

Equity transactions:
Contract purchase payments	222,395	240,645	318,587	321,034	172,724	187,578	22,749	23,940
Transfers (to) and from other subaccounts	(153,362)	(379,402)	(385,439)	(120,516)	(204,726)	(37,003)	118,070	(27,620)
Transfers (to) and from fixed dollar contract	(121,003)	(2,551)	(115,297)	(66,026)	(87,798)	(76,610)	(7,075)	11,965
Withdrawals, surrenders and death benefit payments	(175,420)	(146,748)	(138,542)	(296,859)	(89,019)	(49,539)	(5,488)	(34,678)
Surrender charges (note 2)	(20,681)	(16,095)	(11,058)	(14,971)	(12,411)	(8,082)	(16)	(807)
Lapse charges (note 2)	(34,081)	(1,255)	(18,378)	(1,305)	(268)	(12,673)	0	0
Cost of insurance and other administrative fees (note 2)	(160,057)	(174,385)	(199,431)	(202,060)	(114,867)	(114,289)	(9,197)	(13,097)

Net equity transactions	(442,209)	(479,791)	(549,558)	(380,703)	(336,365)	(110,618)	119,043	(40,297)

Net change in contract owners’ equity	(544,555)	(379,384)	(551,520)	(185,676)	(475,977)	(59,720)	26,901	(102,898)
Contract owners’ equity:
Beginning of period	3,582,913	3,962,297	5,240,101	5,425,777	3,058,200	3,117,920	233,335	336,233

End of period	$3,038,358	$3,582,913	$4,688,581	$5,240,101	$2,582,223	$3,058,200	$260,236	$233,335

Change in units:
Beginning units	200,953	227,403	286,821	307,393	165,234	170,998	21,766	25,395

Units purchased	16,832	31,446	29,341	47,296	33,982	38,604	16,043	9,765
Units redeemed	(41,321)	(57,896)	(58,813)	(67,868)	(52,764)	(44,368)	(4,890)	(13,394)

Ending units	176,464	200,953	257,349	286,821	146,452	165,234	32,919	21,766

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Calvert Variable Series, Inc.	Calvert Variable Products, Inc.		Dreyfus Variable Investment Fund - Service Shares
	VP SRI Equity Subaccount (note 4)	VP S&P 500 Index Subaccount (note 4)		Appreciation Subaccount
	2014	2015	2014 (a)	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(732)	$(798)	$1,560	$3,839	$4,928
Reinvested capital gains	19,397	2,202	12,443	23,095	13,830
Realized gain (loss)	99,278	677	1,525	21,219	27,094
Unrealized gain (loss)	(120,738)	(1,458)	(421)	(59,461)	(14,080)

Net increase (decrease) in contract owners’ equity from operations	(2,795)	623	15,107	(11,308)	31,772

Equity transactions:
Contract purchase payments	12,089	0	0	22,393	24,299
Transfers (to) and from other subaccounts	(213,050)	0	158,361	(33,532)	(34,449)
Transfers (to) and from fixed dollar contract	(3,995)	(1,414)	(3,017)	764	(10,441)
Withdrawals, surrenders and death benefit payments	(186,589)	(11,796)	(12,591)	(67,432)	(73,474)
Surrender charges (note 2)	(2,398)	(257)	(1,395)	(5)	(1,588)
Lapse charges (note 2)	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(5,890)	(7,332)	(5,785)	(16,859)	(17,175)

Net equity transactions	(399,833)	(20,799)	135,573	(94,671)	(112,828)

Net change in contract owners’ equity	(402,628)	(20,176)	150,680	(105,979)	(81,056)
Contract owners’ equity:
Beginning of period	402,628	150,680	0	492,154	573,210

End of period	$0	$130,504	$150,680	$386,175	$492,154

Change in units:
Beginning units	30,792	10,557	0	21,784	27,154

Units purchased	10,777	4	14,067	1,786	2,465
Units redeemed	(41,569)	(1,438)	(3,510)	(5,868)	(7,835)

Ending units	0	9,123	10,557	17,702	21,784

(a) Period from December 5, 2014, date of commencement of operations, to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Royce Capital Fund - Investment Class
	Small-Cap Subaccount		Micro-Cap Subaccount
	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$11,761	$(31,956)	$(15,366)	$(19,634)
Reinvested capital gains	1,421,408	852,938	176,382	303,779
Realized gain (loss)	155,515	337,705	(7,352)	72,222
Unrealized gain (loss)	(2,449,831)	(962,953)	(600,320)	(526,863)

Net increase (decrease) in contract owners’ equity from operations	(861,147)	195,734	(446,656)	(170,496)

Equity transactions:
Contract purchase payments	348,315	378,297	222,125	261,241
Transfers (to) and from other subaccounts	(189,740)	(256,499)	(439,549)	(35,251)
Transfers (to) and from fixed dollar contract	(169,588)	(96,113)	(54,464)	(56,578)
Withdrawals, surrenders and death benefit payments	(229,418)	(236,991)	(103,482)	(110,978)
Surrender charges (note 2)	(17,662)	(22,669)	(14,866)	(14,842)
Lapse charges (note 2)	(3,730)	(296)	(4,388)	(1,013)
Cost of insurance and other administrative fees (note 2)	(246,014)	(259,811)	(129,411)	(155,218)

Net equity transactions	(507,837)	(494,082)	(524,035)	(112,639)

Net change in contract owners’ equity	(1,368,984)	(298,348)	(970,691)	(283,135)
Contract owners’ equity:
Beginning of period	7,391,765	7,690,113	3,855,363	4,138,498

End of period	$6,022,781	$7,391,765	$2,884,672	$3,855,363

Change in units:
Beginning units	207,806	221,535	138,042	141,814

Units purchased	17,393	19,972	12,606	16,211
Units redeemed	(31,782)	(33,701)	(31,778)	(19,983)

Ending units	193,417	207,806	118,870	138,042

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	The Universal Institutional Funds, Inc. (Morgan Stanley UIF)
	U.S. Real Estate Class I Subaccount		Core Plus Fixed Income Class II Subaccount		U.S. Real Estate Class II Subaccount		Growth Class II Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$9,053	$10,229	$9,116	$7,156	$15,979	$17,526	$(2,098)	$(1,735)
Reinvested capital gains	0	0	0	0	0	0	47,387	21,548
Realized gain (loss)	96,876	35,057	403	1,608	96,155	69,790	9,065	44,832
Unrealized gain (loss)	(84,531)	323,244	(14,226)	11,695	(77,979)	408,343	(16,743)	(51,171)

Net increase (decrease) in contract owners’ equity from operations	21,398	368,530	(4,707)	20,459	34,155	495,659	37,611	13,474

Equity transactions:
Contract purchase payments	69,991	68,909	37,744	20,255	108,825	121,864	34,419	28,806
Transfers (to) and from other subaccounts	(62,325)	82,604	1,781	75,978	(68,304)	(14,219)	51,170	(9,066)
Transfers (to) and from fixed dollar contract	(72,421)	10,989	(50,861)	(23,532)	(62,585)	(50,040)	(4,724)	(25,422)
Withdrawals, surrenders and death benefit payments	(100,556)	(36,486)	(20,007)	(6,840)	(77,673)	(96,237)	(1,788)	(5,244)
Surrender charges (note 2)	(3,327)	(1,638)	(7)	(395)	(12,616)	(10,744)	(257)	(2,021)
Lapse charges (note 2)	(1,790)	776	0	(228)	(3,921)	(2,120)	0	0
Cost of insurance and other administrative fees (note 2)	(74,790)	(70,912)	(16,154)	(16,125)	(63,160)	(60,014)	(17,312)	(11,372)

Net equity transactions	(245,218)	54,242	(47,504)	49,113	(179,434)	(111,510)	61,508	(24,319)

Net change in contract owners’ equity	(223,820)	422,772	(52,211)	69,572	(145,279)	384,149	99,119	(10,845)
Contract owners’ equity:
Beginning of period	1,682,099	1,259,327	338,090	268,518	2,139,262	1,755,113	319,443	330,288

End of period	$1,458,279	$1,682,099	$285,879	$338,090	$1,993,983	$2,139,262	$418,562	$319,443

Change in units:
Beginning units	31,110	29,989	20,918	17,737	60,312	63,566	15,259	16,613

Units purchased	2,753	5,168	5,042	7,130	4,707	7,071	4,917	7,343
Units redeemed	(7,267)	(4,047)	(7,990)	(3,949)	(9,449)	(10,325)	(2,186)	(8,697)

Ending units	26,596	31,110	17,970	20,918	55,570	60,312	17,990	15,259

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Legg Mason Partners Variable Equity Trust - Class I
	Invesco V.I. International Growth Series II Subaccount		ClearBridge Variable All Cap Value Subaccount (note 4)	ClearBridge Variable Dividend Strategy Subaccount		ClearBridge Variable Large Cap Value Subaccount
	2015	2014	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$3,054	$3,808	$17,328	$1,298	$1,918	$5,166	$10,856
Reinvested capital gains	0	0	59,744	0	0	20,629	48,666
Realized gain (loss)	2,485	9,915	(9,675)	4,821	8,867	(7,877)	16,096
Unrealized gain (loss)	(16,248)	(20,047)	(53,183)	(12,695)	3,256	(47,414)	(17,434)

Net increase (decrease) in contract owners’ equity from operations	(10,709)	(6,324)	14,214	(6,576)	14,041	(29,496)	58,184

Equity transactions:
Contract purchase payments	25,574	23,073	10,903	15,600	10,467	21,129	18,713
Transfers (to) and from other subaccounts	16,794	148,023	(246,294)	(15,820)	18,798	(170,686)	497,617
Transfers (to) and from fixed dollar contract	(2,724)	(637)	5,430	67	89	12,361	85
Withdrawals, surrenders and death benefit payments	(17,667)	(7,548)	(39,075)	(12,144)	(26,353)	(20,969)	(8,674)
Surrender charges (note 2)	(222)	(320)	(12,599)	(41)	(11)	(137)	(147)
Lapse charges (note 2)	(2,374)	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(12,388)	(9,806)	(8,472)	(7,133)	(5,870)	(13,772)	(8,930)

Net equity transactions	6,993	152,785	(290,107)	(19,471)	(2,880)	(172,075)	498,664

Net change in contract owners’ equity	(3,716)	146,461	(275,893)	(26,047)	11,161	(201,571)	556,848
Contract owners’ equity:
Beginning of period	355,539	209,078	275,893	129,769	118,608	711,955	155,107

End of period	$351,823	$355,539	$0	$103,722	$129,769	$510,384	$711,955

Change in units:
Beginning units	31,049	18,139	19,441	7,734	7,972	41,653	10,062

Units purchased	5,044	19,643	3,828	1,960	4,617	5,675	33,282
Units redeemed	(4,307)	(6,733)	(23,269)	(3,186)	(4,855)	(16,356)	(1,691)

Ending units	31,786	31,049	0	6,508	7,734	30,972	41,653

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Franklin Templeton Variable Insurance Products Trust - Class 2						Neuberger Berman Advisers Management Trust - Class S
	Franklin Income VIP Subaccount		Franklin Flex Cap VIP Subaccount		Templeton Foreign VIP Subaccount		AMT Mid Cap Intrinsic Value Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$191,965	$227,696	$(1,692)	$(2,395)	$45,723	$22,963	$(537)	$43
Reinvested capital gains	0	0	205,311	58,170	55,287	0	4,852	4,936
Realized gain (loss)	7,870	101,672	23,670	35,598	(5,507)	53,091	4,991	10,699
Unrealized gain (loss)	(550,513)	(124,422)	(208,535)	(67,638)	(201,957)	(295,471)	(30,758)	9,107

Net increase (decrease) in contract owners’ equity from operations	(350,678)	204,946	18,754	23,735	(106,454)	(219,417)	(21,452)	24,785

Equity transactions:
Contract purchase payments	203,991	227,501	21,628	24,571	77,861	81,710	11,081	10,408
Transfers (to) and from other subaccounts	(308,651)	(121,090)	(92,574)	(50,497)	12,170	27,745	26,704	(10,358)
Transfers (to) and from fixed dollar contract	(90,368)	(110,916)	(4,191)	(5,477)	(63,475)	(7,634)	(677)	(3,391)
Withdrawals, surrenders and death benefit payments	(230,067)	(143,834)	(8,422)	(20,214)	(70,285)	(79,483)	(10,251)	(15,962)
Surrender charges (note 2)	(15,072)	(11,852)	(1,035)	(876)	(9,552)	(3,488)	(359)	0
Lapse charges (note 2)	(426)	(473)	0	0	(3,689)	0	0	0
Cost of insurance and other administrative fees (note 2)	(157,469)	(169,636)	(14,209)	(15,273)	(55,015)	(59,045)	(9,110)	(6,939)

Net equity transactions	(598,062)	(330,300)	(98,803)	(67,766)	(111,985)	(40,195)	17,388	(26,242)

Net change in contract owners’ equity	(948,740)	(125,354)	(80,049)	(44,031)	(218,439)	(259,612)	(4,064)	(1,457)
Contract owners’ equity:
Beginning of period	4,937,799	5,063,153	413,177	457,208	1,628,780	1,888,392	207,142	208,599

End of period	$3,989,059	$4,937,799	$333,128	$413,177	$1,410,341	$1,628,780	$203,078	$207,142

Change in units:
Beginning units	306,388	326,221	25,106	29,259	134,371	137,416	12,557	14,252

Units purchased	26,587	42,063	2,098	2,624	20,558	20,966	2,949	2,225
Units redeemed	(64,673)	(61,896)	(7,663)	(6,777)	(29,567)	(24,011)	(1,948)	(3,920)

Ending units	268,302	306,388	19,541	25,106	125,362	134,371	13,558	12,557

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	ALPS Variable Investors Trust - Class II
	Ibbotson Conservative ETF Asset Allocation Subaccount		Ibbotson Income & Growth ETF Asset Allocation Subaccount		Ibbotson Balanced ETF Asset Allocation Subaccount
	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$6,400	$3,164	$1,076	$1,088	$9,796	$5,268
Reinvested capital gains	19,231	8,088	6,672	4,121	31,867	14,749
Realized gain (loss)	(1,208)	223	1,911	3,085	10,086	19,049
Unrealized gain (loss)	(37,492)	498	(14,676)	(2,742)	(88,185)	(1,248)

Net increase (decrease) in contract owners’ equity from operations	(13,069)	11,973	(5,017)	5,552	(36,436)	37,818

Equity transactions:
Contract purchase payments	42,772	29,322	20,843	16,669	116,307	78,635
Transfers (to) and from other subaccounts	210,287	28,596	(26,863)	85,680	176,497	324,621
Transfers (to) and from fixed dollar contract	22,972	(2,295)	805	(1,373)	(30,955)	(21,536)
Withdrawals, surrenders and death benefit payments	(25,477)	(29,583)	(45,154)	0	(1,142)	(34,555)
Surrender charges (note 2)	(1,024)	(273)	(1,096)	0	0	(1,530)
Lapse charges (note 2)	0	0	0	0	(5,937)	5,840
Cost of insurance and other administrative fees (note 2)	(18,211)	(14,395)	(17,625)	(15,570)	(60,107)	(56,889)

Net equity transactions	231,319	11,372	(69,090)	85,406	194,663	294,586

Net change in contract owners’ equity	218,250	23,345	(74,107)	90,958	158,227	332,404
Contract owners’ equity:
Beginning of period	550,103	526,758	246,220	155,262	990,066	657,662

End of period	$768,353	$550,103	$172,113	$246,220	$1,148,293	$990,066

Change in units:
Beginning units	43,624	42,609	17,364	11,227	61,297	42,237

Units purchased	25,542	6,181	1,682	8,993	20,025	29,548
Units redeemed	(7,025)	(5,166)	(6,608)	(2,856)	(8,068)	(10,488)

Ending units	62,141	43,624	12,438	17,364	73,254	61,297

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	ALPS Variable Investors Trust - Class II				Federated Insurance Series - Service Shares
	Ibbotson Growth ETF Asset Allocation Subaccount		Ibbotson Aggressive Growth ETF Asset Allocation Subaccount		Kaufmann Fund II Subaccount
	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$21,593	$14,785	$4,717	$3,390	$(1,181)	$(580)
Reinvested capital gains	45,266	6,591	10,268	6,457	21,204	14,615
Realized gain (loss)	37,741	44,932	79,986	44,884	(504)	(2,010)
Unrealized gain (loss)	(202,959)	46,907	(105,218)	(18,644)	(17,507)	(4,487)

Net increase (decrease) in contract owners’ equity from operations	(98,359)	113,215	(10,247)	36,087	2,012	7,538

Equity transactions:
Contract purchase payments	191,316	188,631	137,753	147,106	10,635	9,906
Transfers (to) and from other subaccounts	111,739	418,548	(270,337)	8,989	125,235	37,674
Transfers (to) and from fixed dollar contract	(1,106)	6,907	(808)	(13,501)	(266)	(2,897)
Withdrawals, surrenders and death benefit payments	(151,709)	(132,594)	0	0	(1,259)	(40,046)
Surrender charges (note 2)	(5,864)	(3,209)	0	0	0	(677)
Lapse charges (note 2)	(123)	0	0	0	(107)	0
Cost of insurance and other administrative fees (note 2)	(94,206)	(85,683)	(48,205)	(118,665)	(7,914)	(4,203)

Net equity transactions	50,047	392,600	(181,597)	23,929	126,324	(243)

Net change in contract owners’ equity	(48,312)	505,815	(191,844)	60,016	128,336	7,295
Contract owners’ equity:
Beginning of period	3,051,365	2,545,550	882,998	822,982	137,971	130,676

End of period	$3,003,053	$3,051,365	$691,154	$882,998	$266,307	$137,971

Change in units:
Beginning units	173,303	150,063	48,236	46,617	6,343	6,526

Units purchased	18,384	39,732	13,424	13,664	5,817	4,505
Units redeemed	(15,421)	(16,492)	(22,512)	(12,045)	(540)	(4,688)

Ending units	176,266	173,303	39,148	48,236	11,620	6,343

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Goldman Sachs Variable Insurance Trust - Service Shares
	Large Cap Value Subaccount		U.S. Equity Insights Subaccount		Strategic Growth Subaccount
	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$451	$507	$30	$42	$(197)	$(53)
Reinvested capital gains	10,466	17,866	424	309	2,196	3,409
Realized gain (loss)	(1,643)	1,355	89	366	(14)	365
Unrealized gain (loss)	(14,402)	(10,173)	(620)	98	(1,276)	(2,249)

Net increase (decrease) in contract owners’ equity from operations	(5,128)	9,555	(77)	815	709	1,472

Equity transactions:
Contract purchase payments	15,766	18,425	196	90	8,065	2,648
Transfers (to) and from other subaccounts	1,074	5,831	0	2,684	7,169	12,754
Transfers (to) and from fixed dollar contract	170	(558)	(18)	(14)	(11)	(10)
Withdrawals, surrenders and death benefit payments	(2,955)	(615)	0	0	0	(95)
Surrender charges (note 2)	(3,131)	(1,246)	0	0	0	(1,186)
Lapse charges (note 2)	(13,573)	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(4,960)	(5,977)	(470)	(333)	(1,705)	(620)

Net equity transactions	(7,609)	15,860	(292)	2,427	13,518	13,491

Net change in contract owners’ equity	(12,737)	25,415	(369)	3,242	14,227	14,963
Contract owners’ equity:
Beginning of period	99,293	73,878	7,224	3,982	21,248	6,285

End of period	$86,556	$99,293	$6,855	$7,224	$35,475	$21,248

Change in units:
Beginning units	4,955	4,121	302	192	836	278

Units purchased	1,047	1,401	10	127	594	642
Units redeemed	(1,441)	(567)	(22)	(17)	(67)	(84)

Ending units	4,561	4,955	290	302	1,363	836

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Franklin Templeton Variable Insurance Products Trust - Class 4
	Franklin Income VIP Subaccount		Franklin Flex Cap Growth VIP Subaccount		Templeton Foreign VIP Subaccount		Franklin Founding Funds Allocation VIP Subaccount
	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$3,637	$2,954	$(156)	$(142)	$3,271	$1,419	$2,420	$7,786
Reinvested capital gains	0	0	14,735	2,857	3,965	0	187	263
Realized gain (loss)	(1,567)	1,693	(242)	832	182	6,037	(8,581)	14,250
Unrealized gain (loss)	(9,521)	(3,036)	(13,626)	(2,459)	(16,464)	(17,764)	(2,185)	(14,988)

Net increase (decrease) in contract owners’ equity from operations	(7,451)	1,611	711	1,088	(9,046)	(10,308)	(8,159)	7,311

Equity transactions:
Contract purchase payments	40,267	29,253	3,868	2,821	14,903	12,205	8,997	11,414
Transfers (to) and from other subaccounts	(16,804)	22,957	511	1,426	8,927	14,972	(207,285)	240,242
Transfers (to) and from fixed dollar contract	0	0	(50)	(1,523)	(19)	(1,201)	(3,026)	704
Withdrawals, surrenders and death benefit payments	(79)	(1,999)	0	0	0	(127)	(74)	(8,724)
Surrender charges (note 2)	0	(3,967)	0	0	0	(1,582)	0	(353)
Lapse charges (note 2)	(9,102)	0	0	0	0	0	0	0
Cost of insurance and other administrative fees (note 2)	(8,024)	(8,184)	(1,284)	(1,067)	(4,752)	(5,063)	(5,836)	(6,734)

Net equity transactions	6,258	38,060	3,045	1,657	19,059	19,204	(207,224)	236,549

Net change in contract owners’ equity	(1,193)	39,671	3,756	2,745	10,013	8,896	(215,383)	243,860
Contract owners’ equity:
Beginning of period	94,732	55,061	21,079	18,334	109,048	100,152	329,792	85,932

End of period	$93,539	$94,732	$24,835	$21,079	$119,061	$109,048	$114,409	$329,792

Change in units:
Beginning units	4,902	2,956	982	898	6,893	5,579	17,308	4,599

Units purchased	2,689	2,667	199	208	1,608	2,270	517	14,036
Units redeemed	(2,339)	(721)	(64)	(124)	(378)	(956)	(11,373)	(1,327)

Ending units	5,252	4,902	1,117	982	8,123	6,893	6,452	17,308

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	Ivy Funds Variable Insurance Portfolios, Inc.
	VIP Asset Strategy Subaccount		VIP Global Natural Resources Subaccount		VIP Science and Technology Subaccount
	2015	2014	2015	2014	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(4,420)	$(3,402)	$(1,619)	$(3,874)	$(13,058)	$(12,663)
Reinvested capital gains	357,340	322,785	0	0	124,092	154,841
Realized gain (loss)	(86,497)	99,296	(90,505)	26,009	51,572	135,547
Unrealized gain (loss)	(444,363)	(569,584)	(4,678)	(132,599)	(251,709)	(241,209)

Net increase (decrease) in contract owners’ equity from operations	(177,940)	(150,905)	(96,802)	(110,464)	(89,103)	36,516

Equity transactions:
Contract purchase payments	98,470	113,603	31,041	42,369	208,891	151,645
Transfers (to) and from other subaccounts	(361,505)	272,649	(201,297)	227,412	316,498	66,955
Transfers (to) and from fixed dollar contract	(66,928)	92,275	(5,269)	(10,801)	(70,546)	(1,452)
Withdrawals, surrenders and death benefit payments	(182,172)	(333,561)	(103,274)	(78,035)	(167,792)	(149,988)
Surrender charges (note 2)	(2,857)	(23,373)	(2,223)	(5,154)	(2,904)	(2,665)
Lapse charges (note 2)	(109)	0	(772)	0	(453)	(670)
Cost of insurance and other administrative fees (note 2)	(88,023)	(101,512)	(17,633)	(28,170)	(126,389)	(111,976)

Net equity transactions	(603,124)	20,081	(299,427)	147,621	157,305	(48,151)

Net change in contract owners’ equity	(781,064)	(130,824)	(396,229)	37,157	68,202	(11,635)
Contract owners’ equity:
Beginning of period	2,450,729	2,581,553	701,786	664,629	2,021,718	2,033,353

End of period	$1,669,665	$2,450,729	$305,557	$701,786	$2,089,920	$2,021,718

Change in units:
Beginning units	145,023	143,644	55,550	45,410	70,432	72,357

Units purchased	12,030	35,994	5,503	25,864	22,527	20,005
Units redeemed	(48,444)	(34,615)	(29,653)	(15,724)	(17,430)	(21,930)

Ending units	108,609	145,023	31,400	55,550	75,529	70,432

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2015 and 2014

	MFS® Variable Insurance Trust II - Service Class
	Massachusetts Investors Growth Stock Subaccount (note 4)	Total Subaccounts	Total Subaccounts
	2015 (b)	2015	2014
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(187)	$826,065	$594,610
Reinvested capital gains	17,926	9,915,607	6,382,881
Realized gain (loss)	2,558	9,045,734	11,887,077
Unrealized gain (loss)	(26,731)	(24,928,062)	(1,914,188)

Net increase (decrease) in contract owners’ equity from operations	(6,434)	(5,140,656)	16,950,380

Equity transactions:
Contract purchase payments	3,672	13,989,504	14,481,253
Transfers (to) and from other subaccounts	316,170	0	0
Transfers (to) and from fixed dollar contract	(1,080)	(4,319,072)	(2,936,033)
Withdrawals, surrenders and death benefit payments	(2,950)	(14,569,080)	(17,957,403)
Surrender charges (note 2)	(3,263)	(725,792)	(1,198,571)
Lapse charges (note 2)	0	(274,080)	(68,846)
Cost of insurance and other administrative fees (note 2)	(6,314)	(11,751,805)	(11,884,455)

Net equity transactions	306,235	(17,650,325)	(19,564,055)

Net change in contract owners’ equity	299,801	(22,790,981)	(2,613,675)
Contract owners’ equity:
Beginning of period	0	271,568,010	274,181,685

End of period	$299,801	$248,777,029	$271,568,010

Change in units:
Beginning units	0	10,734,337	11,426,478

Units purchased	33,516	1,475,055	1,858,145
Units redeemed	(2,865)	(2,073,432)	(2,550,286)

Ending units	30,651	10,135,960	10,734,337

(b) Period from March 27, 2015, date of commencement of operations, to December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Notes to Financial Statements	December 31, 2015

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

Ohio National Variable Account R (the “Account”) is a separate account of Ohio National Life Assurance Corporation (“ONLAC”) established as a funding vehicle for variable universal life (“VUL”) insurance policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from ONLAC’s other assets and liabilities. The portion of the Account’s assets applicable to the variable insurance life policies is not chargeable with liabilities arising out of any other business ONLAC may conduct.

ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). The variable life insurance policies are sold by registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of ONLIC and is the principal underwriter of the contracts. ONLAC pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: Equity, Money Market, Bond, Omni, International, Capital Appreciation, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, S&P 500® Index, Strategic Value, High Income Bond, ClearBridge Small Cap, Nasdaq-100® Index, Bristol, Bryton Growth, Balanced, Target VIP, and Bristol Growth

Janus Aspen Series - Institutional Shares: Janus, Global Research, and Balanced

Wells Fargo Variable Trust: Opportunity, Small Cap Value, and Discovery

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, U.S. Small-Mid Cap Equity, U.S. Strategic Equity, and International Equity

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, and VIP Real Estate

Janus Aspen Series - Service Shares: Janus, Global Research, Balanced, and Overseas

J.P. Morgan Insurance Trust - Class I: Small Cap Core and Mid Cap Value

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

The Prudential Series Fund, Inc. - Class II: Jennison and Jennison 20/20 Focus

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Total Return, Global Bond, and CommodityRealReturn® Strategy

Calvert Variable Products, Inc.: VP S&P 500 Index

Dreyfus Variable Investment Fund - Service Class: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

The Universal Institutional Funds, Inc. (Morgan Stanley UIF): U.S. Real Estate Class I, Core Plus Fixed Income Class II, U.S. Real Estate Class II, and Growth Class II

AIM Variable Insurance Funds – Series II (Invesco Variable Insurance Funds): Invesco V.I. International Growth

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy, and ClearBridge Variable Large Cap Value

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin Flex Cap Growth VIP, and Templeton Foreign VIP

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

ALPS Variable Investors Trust - Class II: Ibbotson Conservative ETF Asset Allocation, Ibbotson Income & Growth ETF Asset Allocation, Ibbotson Balanced ETF Asset Allocation, Ibbotson Growth ETF Asset Allocation, and Ibbotson Aggressive Growth ETF Asset Allocation

Federated Insurance Series - Service Shares: Kaufmann Fund II

Goldman Sachs Variable Insurance Trust - Service Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Income VIP, Franklin Flex Cap Growth VIP, Templeton Foreign VIP, and Franklin Founding Funds Allocation VIP

Ivy Funds Variable Insurance Portfolios, Inc.: VIP Asset Strategy, VIP Global Natural Resources, and VIP Science and Technology

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI recorded advisory fees of approximately $31.0 million and $24.3 million from Ohio National Fund, Inc. for the periods ended December 31, 2015 and 2014, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of ONLAC. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLAC and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2015.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Subsequent Events

On November 19, 2015, the Board of Directors of the Ohio National Fund, Inc. approved the liquidation and termination of the Money Market Portfolio subject to the approval by the Portfolio’s shareholders of a Plan of Liquidation. On February 24, 2016, a special meeting of the shareholders of the Money Market Portfolio was held, whereby the shareholders approved the liquidation of the Portfolio effective at the end of business on February 26, 2016. In accordance with the approved Plan of Liquidation, the Money Market Portfolio was liquidated on that date and all redemption proceeds were transferred to the Fidelity VIP Government Money Market Portfolio (Service Class) of the Fidelity Variable Insurance Products Fund. At a meeting held on November 17-18, 2015, the Board of Trustees of Wells Fargo Variable Trust unanimously approved the liquidation of the Small Cap Value Fund. The liquidation of that fund (and related subaccount) is expected to occur after close of business on or about April 29, 2016.

At a meeting held on November 17-18, 2015, the Board of Trustees of Wells Fargo Variable Trust unanimously approved the liquidation of the Small Cap Value Fund. The liquidation of that fund (and related subaccount) is expected to occur after close of business on or about April 29, 2016.

The Account has evaluated for possible subsequent events through April 6, 2016, which is the date these financial statements were issued, and there are no other additional subsequent events to report.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk of the policies. ONLAC charges the Accounts’ assets for assuming those risks. Such charges will be assessed through the unit value calculation.

At the end of each valuation period, ONLAC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on net assets at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLAC is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by ONLAC, and represents an expense of ONLAC rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge have some of the following components: distribution charge for premiums paid, federal tax charge for premiums paid, and state or local taxes on premium payments. Total premium expense charges assessed by ONLAC amounted to $586,020 and $610,976 for the periods ended December 31, 2015 and 2014, respectively.

A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge. The charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charges.

The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $249,987 and $380,407 for the periods ended December 31, 2015 and 2014 respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $470,598 and $818,165 for the periods ended December 31, 2015 and 2014 respectively.

All other fees assessed on contracts, including transfer fees, administrative fees, cost of insurance, maintenance fees, unit loads, and fees for optional riders, are charged to contracts upon the event related to the expense. These charges are also assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The table on the following pages illustrates product and contract level charges:

The following basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt.	1.25% to 7.50%
Premium Taxes
Deducted from premiums upon receipt. Variable depending on state of policy issue.	0% to 6%
Surrender Fees
Of stated surrendered amount upon full surrender, partial surrender, or lapse (per $1,000). Additional fees may be charged if surrender is within the first year of policy.	$7.32 to $60.00
Transfer Fees - per transfer
(currently no charge for the first 4 transfers each contract year)	$3 to $15
Administrative Fees
Upon the partial surrender amount.	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.00008 to $83.33
Maintenance Fee
Deducted monthly.	$5 to $10
Unit Load
Deducted monthly. Charge is based on the issue age of the younger insured.	$0.033 to $0.05
Death Benefit Guarantee Option
Deducted monthly.
Stated amount for 10 year to age 70 guarantee (per $1,000)	$0.01
Stated amount of the guarantee to maturity (per $1,000)	$0.01 to $0.03
Term Rider
Deducted monthly. Provides additional death benefit on the life of the policyholder. (per $1,000)	$0.01 to $83.33
Additional Insured Term
Deducted Monthly. Provides additional death benefit on the life of another person. (per $1,000)	$0.01 to $83.33
Spousal Insured Term
Deducted Monthly. Provides additional death benefit on the life of the insured spouse. (per $1,000)	$0.01 to $83.33
Family Term Life Insurance
Deducted monthly. Provides term insurance coverage on all current and future children. Regardless of the number of children. (per $1,000)	$0.44

Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.90
Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29
Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. There may be an administrative charge if permitted under state law.	$100
Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.02 to $0.19
Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1.00)	$0.01 to $0.18
Preferred Loan Rider
Deducted monthly. Allows a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of 0.20% of Accumulation Value (annualized).	0.20%
Joint Term Life Rider
Deducted monthly. Provides for the purchase of additional second to die term insurance as part or your policy. (per $1,000)	$0.00008 to $83.33
Double Coverage Rider
Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four policy years. (per $1,000)	$0.00008 to $83.33
Single Term Life Rider
Deducted monthly. Allows the purchase of additional term life insurance on one of the insureds. (per $1,000)	$0.05 to $83.33
Family Split Option Rider
Deducted monthly. Enables the dividing of a policy into two individual policies in the event of divorce or tax law changes. (per $1,000)	$0.005
Waiver of Premium at First Death
Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per $1,000)	$0.01 to $0.59

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ONLAC which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, ONLAC does not provide income taxes within the Account.

(4)	Fund Mergers and Replacements

Effective March 27, 2015, the MFS Investors Growth Stock Series – Service Class of MFS Variable Insurance Trust was merged into the MFS Massachusetts Investors Growth Stock Portfolio – Service Class of MFS Variable Insurance Trust II.

Effective December 5, 2014, the ClearBridge Variable All Cap Value Portfolio - Class I of Legg Mason Partners Variable Equity Trust was merged into the ClearBridge Variable Large Cap Value Portfolio - Class I of Legg Mason Partners Variable Equity Trust.

Effective April 30, 2014, the Calvert VP SRI Equity Portfolio of Calvert Variable Series, Inc. was merged into the Calvert VP S&P 500 Index Portfolio of Calvert Variable Products, Inc.

Effective December 20, 2013, the Millennium Portfolio of Ohio National Fund, Inc. was merged into the Small Cap Growth Portfolio of Ohio National Fund, Inc. The Income Opportunity Portfolio and the U.S. Equity Portfolio of Ohio National Fund, Inc. merged into the Balanced Portfolio of Ohio National Fund, Inc. The Target Equity/Income Portfolio of Ohio National Fund, Inc. merged into the Target VIP Portfolio of Ohio National Fund, Inc.

Effective April 29, 2011, the Invesco Van Kampen V.I. International Growth Equity Fund Series II of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) was merged into the Invesco V.I. International Growth Fund Series II of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:

Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.

Level 2:

Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3:

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following is a summary of the inputs used in valuing the Account’s assets at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Separate Account Investments*	$248,777,029	$0	$0	$248,777,029

*	Refer to Note 1.B. for listing of individual Separate Account Investments.

The Account’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

There were no transfers into, or out of, Level 1, Level 2, or Level 3 for the period ended December 31, 2015.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

	Purchases	Sales
Ohio National Fund, Inc.:
Equity Subaccount	$1,708,220	$3,127,792
Money Market Subaccount	5,973,308	4,825,634
Bond Subaccount	561,168	666,312
Omni Subaccount	745,363	784,647
International Subaccount	766,309	1,284,612
Capital Appreciation Subaccount	805,894	1,772,637
International Small-Mid Company Subaccount	490,765	1,041,726
Aggressive Growth Subaccount	389,992	749,076
Small Cap Growth Subaccount	716,592	1,766,761
Mid Cap Opportunity Subaccount	658,249	1,539,559
S&P 500® Index Subaccount	2,634,056	3,551,911
Strategic Value Subaccount	573,520	211,682
High Income Bond Subaccount	243,531	811,854
ClearBridge Small Cap Subaccount	147,266	388,392
Nasdaq-100® Index Subaccount	591,237	376,495
Bristol Subaccount	104,699	149,212
Bryton Growth Subaccount	142,202	326,675
Balanced Subaccount	727,455	226,175
Target VIP Subaccount	106,349	94,929
Bristol Growth Subaccount	15,242	10,898
Janus Aspen Series - Institutional Shares:
Janus Subaccount	1,804,659	754,521
Global Research Subaccount	318,568	467,596
Balanced Subaccount	378,083	501,065
Wells Fargo Variable Trust:
Opportunity Subaccount	24,897	54,821
Small Cap Value Subaccount	133	1,558
Discovery Subaccount	74,444	40,480
Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount	702,656	537,934
U.S. Equity Insights Subaccount	200,982	109,360
Strategic Growth Subaccount	135,967	219,733
Lazard Retirement Series, Inc. - Service Shares:
Emerging Markets Equity Subaccount	707,858	1,343,764
U.S. Small-Mid Cap Equity Subaccount	504,253	486,419
U.S. Strategic Equity Subaccount	15,782	8,987
International Equity Subaccount	378,397	80,561
Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Mid Cap Subaccount	2,727,567	2,419,982
VIP Contrafund® Subaccount	2,759,181	2,727,297
VIP Growth Subaccount	497,651	455,791
VIP Equity-Income Subaccount	666,541	601,394
VIP Real Estate Subaccount	368,771	691,037
Janus Aspen Series - Service Shares:
Janus Subaccount	546,660	259,965
Global Research Subaccount	226,349	476,328
Balanced Subaccount	691,524	656,321
Overseas Subaccount	737,145	992,746
J.P. Morgan Insurance Trust - Class I:
Small Cap Core Subaccount	130,429	189,569
Mid Cap Value Subaccount	811,708	785,792
MFS® Variable Insurance Trust - Service Class:
New Discovery Subaccount	76,747	64,866
Investors Growth Stock Subaccount	35,026	340,678
Mid Cap Growth Subaccount	98,458	172,204
Total Return Subaccount	452,447	449,981
The Prudential Series Fund, Inc. - Class II:
Jennison Subaccount	43,434	23,764
Jennison 20/20 Focus Subaccount	326,091	1,195,192
PIMCO Variable Insurance Trust - Administrative Shares:
Real Return Subaccount	419,084	747,012
Total Return Subaccount	824,053	1,104,030
Global Bond Subaccount	665,070	961,654
CommodityRealReturn® Strategy Subaccount	181,270	49,408
Calvert Variable Products, Inc.:
VP S&P 500 Index Subaccount	2,501	21,896
Dreyfus Variable Investment Fund - Service Shares:
Appreciation Subaccount	67,348	135,085
Royce Capital Fund - Investment Class:
Small-Cap Subaccount	2,047,808	1,122,476
Micro-Cap Subaccount	499,482	862,501

	Purchases	Sales
The Universal Institutional Funds, Inc. (Morgan Stanley UIF):
U.S. Real Estate Class I Subaccount	$165,281	$401,446
Core Plus Fixed Income Class II Subaccount	91,792	130,180
U.S. Real Estate Class II Subaccount	181,407	344,862
Growth Class II Subaccount	158,461	51,664
AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds):
Invesco V.I. International Growth Subaccount	57,762	47,715
Legg Mason Partners Variable Equity Trust - Class I:
ClearBridge Variable Dividend Strategy Subaccount	33,746	51,919
ClearBridge Variable Large Cap Value Subaccount	122,716	268,996
Franklin Templeton Variable Insurance Products Trust - Class 2:
Franklin Income VIP Subaccount	627,606	1,033,703
Franklin Flex Cap Growth VIP Subaccount	240,345	135,529
Templeton Foreign VIP Subaccount	354,033	365,008
Neuberger Berman Advisers Management Trust - S Class:
AMT Mid Cap Intrinsic Value Subaccount	54,246	32,543
ALPS Variable Investors Trust - Class II:
Ibbotson Conservative ETF Asset Allocation Subaccount	348,307	91,357
Ibbotson Income & Growth ETF Asset Allocation Subaccount	33,097	94,439
Ibbotson Balanced ETF Asset Allocation Subaccount	373,400	137,074
Ibbotson Growth ETF Asset Allocation Subaccount	404,577	287,671
Ibbotson Aggressive Growth ETF Asset Allocation Subaccount	265,113	431,725
Federated Insurance Series - Service Shares:
Kaufmann Fund II Subaccount	160,051	13,704
Goldman Sachs Variable Insurance Trust - Service Shares:
Large Cap Value Subaccount	32,033	28,725
U.S. Equity Insights Subaccount	731	569
Strategic Growth Subaccount	17,494	1,977
Franklin Templeton Variable Insurance Products Trust - Class 4:
Franklin Income VIP Subaccount	54,177	44,282
Franklin Flex Cap Growth VIP Subaccount	19,205	1,581
Templeton Foreign VIP Subaccount	32,915	6,620
Franklin Founding Funds Allocation VIP Subaccount	12,789	217,406
Ivy Funds Variable Insurance Portfolios, Inc.:
VIP Asset Strategy Subaccount	558,724	808,928
VIP Global Natural Resources Subaccount	63,894	364,940
VIP Science and Technology Subaccount	783,486	515,147
MFS® Variable Insurance Trust II - Service Class:
Massachusetts Investors Growth Stock Subaccount	354,301	30,327

	$44,852,130	$51,760,784

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the periods then ended, for the respective subaccounts and products:

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Ohio National Fund, Inc.:
Equity Subaccount
	2015	401,592	$44.541770	$17,887,623	0.75%	-4.41%	0.54%
	2014	431,683	$46.594336	$20,113,962	0.75%	13.22%	0.32%
	2013	479,507	$41.154207	$19,733,744	0.75%	36.67%	0.91%
	2012	513,630	$30.112731	$15,466,810	0.75%	14.83%	1.36%
	2011	573,090	$26.224189	$15,028,808	0.75%	-4.10%	0.85%

Money Market Subaccount
	2015	318,685	$21.070828	$6,714,962	0.75%	-0.74%	0.00%
	2014	261,920	$21.228851	$5,560,258	0.75%	-0.74%	0.00%
	2013	251,453	$21.388062	$5,378,084	0.75%	-0.74%	0.00%
	2012	279,007	$21.548469	$6,012,168	0.75%	-0.75%	0.00%
	2011	328,055	$21.710959	$7,122,392	0.75%	-0.74%	0.00%

Bond Subaccount
	2015	106,353	$39.276562	$4,177,162	0.75%	-2.77%	0.00%
	2014	108,370	$40.397157	$4,377,845	0.75%	5.10%	0.00%
	2013	106,017	$38.437500	$4,075,022	0.75%	-2.65%	0.00%
	2012	117,905	$39.485628	$4,655,567	0.75%	6.46%	0.00%
	2011	104,276	$37.090581	$3,867,651	0.75%	5.57%	0.00%

Omni Subaccount
	2015	150,728	$46.821465	$7,057,329	0.75%	1.39%	0.96%
	2014	151,720	$46.181020	$7,006,595	0.75%	11.29%	0.94%
	2013	161,960	$41.497639	$6,720,951	0.75%	29.56%	1.05%
	2012	175,904	$32.029264	$5,634,068	0.75%	11.21%	1.30%
	2011	190,577	$28.801995	$5,488,983	0.75%	-4.83%	1.25%

International Subaccount
	2015	285,949	$21.537273	$6,158,568	0.75%	-1.14%	0.00%
	2014	306,689	$21.785633	$6,681,408	0.75%	-10.13%	0.00%
	2013	335,848	$24.240217	$8,141,031	0.75%	10.85%	0.00%
	2012	362,751	$21.866998	$7,932,265	0.75%	19.35%	0.00%
	2011	395,709	$18.321327	$7,249,914	0.75%	-16.04%	0.00%

Capital Appreciation Subaccount
	2015	183,545	$57.284510	$10,514,265	0.75%	-2.78%	0.69%
	2014	199,740	$58.925066	$11,769,712	0.75%	7.74%	0.25%
	2013	221,430	$54.694273	$12,110,942	0.75%	33.51%	0.44%
	2012	233,495	$40.967471	$9,565,688	0.75%	16.71%	0.60%
	2011	259,094	$35.100602	$9,094,366	0.75%	-2.38%	0.38%

Millennium Subaccount (note 4)
	2012	255,301	$32.897398	$8,398,749	0.75%	8.62%	0.00%
	2011	282,100	$30.285808	$8,543,630	0.75%	-1.61%	0.00%

International Small-Mid Company Subaccount
	2015	114,013	$41.323459	$4,711,393	0.75%	8.64%	0.00%
	2014	126,904	$38.036612	$4,826,984	0.75%	-9.47%	0.00%
	2013	141,987	$42.015762	$5,965,713	0.75%	26.73%	0.00%
	2012	147,741	$33.154044	$4,898,225	0.75%	21.77%	0.00%
	2011	167,008	$27.225826	$4,546,932	0.75%	-18.13%	0.00%

Aggressive Growth Subaccount
	2015	219,581	$18.213948	$3,999,435	0.75%	9.33%	0.00%
	2014	238,176	$16.660185	$3,968,051	0.75%	8.78%	0.00%
	2013	266,753	$15.314874	$4,085,281	0.75%	30.46%	0.00%
	2012	293,292	$11.738881	$3,442,921	0.75%	21.95%	0.00%
	2011	306,917	$9.626024	$2,954,393	0.75%	-5.97%	0.00%

Small Cap Growth Subaccount
	2015	339,640	$33.104499	$11,243,602	0.75%	-0.94%	0.00%
	2014	367,786	$33.419477	$12,291,219	0.75%	9.82%	0.00%
	2013	444,452	$30.432049	$13,525,573	0.75%	44.21%	0.00%
	2012	128,695	$21.103258	$2,715,881	0.75%	17.13%	0.00%
	2011	145,038	$18.016349	$2,613,058	0.75%	1.96%	0.00%

Mid Cap Opportunity Subaccount
	2015	212,022	$38.357709	$8,132,679	0.75%	-5.76%	0.00%
	2014	232,630	$40.700556	$9,468,174	0.75%	10.68%	0.00%
	2013	270,306	$36.773694	$9,940,143	0.75%	31.47%	0.00%
	2012	294,694	$27.970647	$8,242,791	0.75%	18.81%	0.00%
	2011	334,484	$23.541822	$7,874,372	0.75%	-4.08%	0.00%

S&P 500® Index Subaccount
	2015	772,518	$32.182979	$24,861,936	0.75%	0.16%	1.37%
	2014	805,976	$32.131280	$25,897,054	0.75%	12.27%	1.26%
	2013	855,461	$28.619405	$24,482,797	0.75%	30.76%	1.28%
	2012	904,573	$21.886270	$19,797,722	0.75%	14.53%	1.39%
	2011	947,971	$19.108866	$18,114,650	0.75%	1.01%	1.40%

Strategic Value Subaccount
	2015	108,213	$17.188023	$1,859,967	0.75%	3.48%	3.15%
	2014	89,707	$16.609336	$1,489,971	0.75%	11.57%	6.13%
	2013	80,601	$14.886376	$1,199,859	0.75%	20.10%	2.41%
	2012	89,747	$12.395376	$1,112,451	0.75%	6.41%	1.15%
	2011	139,993	$11.648431	$1,630,704	0.75%	13.18%	1.66%

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
High Income Bond Subaccount
	2015	123,213	$23.977816	$2,954,384	0.75%	-3.79%	0.00%
	2014	144,784	$24.921205	$3,608,198	0.75%	2.01%	0.00%
	2013	162,505	$24.431140	$3,970,189	0.75%	6.28%	0.00%
	2012	168,893	$22.986788	$3,882,306	0.75%	13.49%	0.00%
	2011	165,745	$20.255269	$3,357,217	0.75%	4.58%	0.00%

ClearBridge Small Cap Subaccount
	2015	137,716	$18.004158	$2,479,455	0.75%	-3.19%	0.00%
	2014	149,168	$18.597225	$2,774,113	0.75%	1.69%	0.00%
	2013	154,828	$18.289013	$2,831,647	0.75%	29.29%	0.00%
	2012	160,348	$14.145222	$2,268,152	0.75%	12.96%	0.00%
	2011	170,407	$12.521972	$2,133,833	0.75%	-3.18%	0.00%

Nasdaq-100® Index Subaccount
	2015	183,574	$13.033600	$2,392,635	0.75%	8.33%	0.66%
	2014	167,190	$12.031449	$2,011,541	0.75%	17.88%	1.00%
	2013	170,158	$10.206146	$1,736,659	0.75%	34.97%	0.77%
	2012	191,285	$7.562005	$1,446,500	0.75%	16.99%	0.72%
	2011	176,132	$6.463548	$1,138,440	0.75%	2.43%	0.36%

Bristol Subaccount
	2015	43,528	$23.170496	$1,008,561	0.75%	3.31%	0.49%
	2014	45,197	$22.428444	$1,013,695	0.75%	13.03%	0.39%
	2013	47,479	$19.842050	$942,085	0.75%	40.16%	0.50%
	2012	46,746	$14.156381	$661,759	0.75%	12.34%	0.58%
	2011	47,840	$12.601475	$602,853	0.75%	-7.85%	0.45%

Bryton Growth Subaccount
	2015	56,527	$17.816701	$1,007,128	0.75%	-4.96%	0.00%
	2014	65,892	$18.747187	$1,235,285	0.75%	5.38%	0.00%
	2013	70,908	$17.789782	$1,261,440	0.75%	39.68%	0.00%
	2012	71,873	$12.735777	$915,360	0.75%	10.46%	0.00%
	2011	73,471	$11.529858	$847,111	0.75%	-9.96%	0.00%

U.S. Equity Subaccount (note 4)
	2012	6,483	$7.978109	$51,719	0.75%	13.76%	0.59%
	2011	5,430	$7.013355	$38,082	0.75%	-2.68%	0.00%

Balanced Subaccount
	2015	79,786	$15.078961	$1,203,094	0.75%	0.71%	1.37%
	2014	46,528	$14.972058	$696,615	0.75%	5.21%	0.73%
	2013	47,249	$14.231262	$672,418	0.75%	14.41%	0.95%
	2012	31,005	$12.439145	$385,674	0.75%	12.45%	0.00%
	2011	22,104	$11.061696	$244,508	0.75%	1.53%	2.22%

Income Opportunity Subaccount (note 4)
	2012	2,770	$10.632723	$29,456	0.75%	6.53%	0.00%
	2011	2,685	$9.980727	$26,796	0.75%	-1.82%	0.00%

Target VIP Subaccount
	2015	40,314	$13.492616	$543,939	0.75%	-3.96%	1.46%
	2014	39,700	$14.049421	$557,765	0.75%	6.64%	1.63%
	2013	40,902	$13.174257	$538,853	0.75%	35.70%	1.11%
	2012	19,920	$9.708690	$193,402	0.75%	14.38%	1.46%
	2011	18,323	$8.488287	$155,528	0.75%	-2.14%	0.98%

Target Equity/Income Subaccount (note 4)
	2012	24,805	$8.282476	$205,446	0.75%	10.25%	2.05%
	2011	25,560	$7.512576	$192,020	0.75%	-11.75%	1.55%

Bristol Growth Subaccount
	2015	2,659	$25.448339	$67,656	0.75%	4.93%	0.43%
	2014	2,469	$24.251584	$59,888	0.75%	11.18%	0.31%
	2013	3,475	$21.812733	$75,793	0.75%	37.59%	0.43%
	2012	3,360	$15.853810	$53,266	0.75%	10.36%	0.46%
	2011	3,253	$14.365023	$46,726	0.75%	-2.50%	0.37%

Janus Aspen Series - Institutional Shares:
Janus Subaccount
	2015	460,865	$16.262588	$7,494,861	0.75%	4.56%	0.63%
	2014	481,721	$15.553192	$7,492,295	0.75%	12.15%	0.37%
	2013	504,739	$13.867829	$6,999,628	0.75%	29.37%	0.79%
	2012	529,405	$10.719731	$5,675,077	0.75%	17.70%	0.56%
	2011	563,290	$9.107645	$5,130,249	0.75%	-6.00%	0.59%

Global Research Subaccount
	2015	191,037	$14.300800	$2,731,976	0.75%	-3.01%	0.65%
	2014	200,349	$14.745195	$2,954,181	0.75%	6.64%	1.08%
	2013	219,206	$13.826541	$3,030,861	0.75%	27.47%	1.22%
	2012	216,317	$10.846831	$2,346,352	0.75%	19.19%	0.88%
	2011	230,752	$9.100210	$2,099,888	0.75%	-14.38%	0.58%

Balanced Subaccount
	2015	102,771	$24.270156	$2,494,259	0.75%	-0.13%	1.58%
	2014	112,195	$24.301391	$2,726,494	0.75%	7.70%	1.75%
	2013	127,694	$22.563986	$2,881,285	0.75%	19.26%	1.51%
	2012	139,304	$18.919912	$2,635,618	0.75%	12.77%	2.38%
	2011	252,632	$16.777456	$4,238,516	0.75%	0.88%	2.45%

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Wells Fargo Variable Trust:
Opportunity Subaccount
	2015	8,623	$26.010386	$224,293	0.75%	-3.81%	0.12%
	2014	10,538	$27.039426	$284,936	0.75%	9.60%	0.06%
	2013	11,426	$24.670585	$281,893	0.75%	29.71%	0.20%
	2012	12,481	$19.020429	$237,403	0.75%	14.66%	0.09%
	2011	14,238	$16.588889	$236,187	0.75%	-6.22%	0.15%

Small Cap Value Subaccount
	2015	2,516	$20.092028	$50,557	0.75%	-11.30%	0.25%
	2014	2,570	$22.651371	$58,221	0.75%	3.68%	0.31%
	2013	3,256	$21.847441	$71,128	0.75%	13.90%	0.69%
	2012	3,429	$19.181473	$65,776	0.75%	13.14%	0.87%
	2011	3,715	$16.953351	$62,974	0.75%	-7.95%	0.66%

Discovery Subaccount
	2015	25,170	$18.463516	$464,719	0.75%	-2.20%	0.00%
	2014	27,017	$18.878137	$510,037	0.75%	-0.39%	0.00%
	2013	29,626	$18.952463	$561,488	0.75%	42.73%	0.01%
	2012	32,676	$13.278487	$433,888	0.75%	16.85%	0.00%
	2011	39,142	$11.363265	$444,783	0.75%	-0.32%	0.00%

Goldman Sachs Variable Insurance Trust - Institutional Shares:
Large Cap Value Subaccount
	2015	195,691	$17.076291	$3,341,682	0.75%	-5.12%	1.38%
	2014	209,622	$17.998551	$3,772,898	0.75%	12.10%	1.40%
	2013	219,972	$16.056441	$3,531,963	0.75%	32.24%	1.25%
	2012	231,570	$12.141891	$2,811,693	0.75%	18.24%	1.41%
	2011	247,581	$10.269053	$2,542,422	0.75%	-7.74%	1.22%

U.S. Equity Insights Subaccount
	2015	40,351	$17.384111	$701,463	0.75%	-0.94%	1.36%
	2014	38,035	$17.548914	$667,466	0.75%	15.50%	1.55%
	2013	33,776	$15.193925	$513,196	0.75%	36.50%	1.18%
	2012	33,836	$11.131473	$376,646	0.75%	13.60%	1.65%
	2011	43,324	$9.798702	$424,515	0.75%	3.27%	1.76%

Strategic Growth Subaccount
	2015	44,752	$16.998654	$760,720	0.75%	2.63%	0.33%
	2014	52,370	$16.563532	$867,436	0.75%	12.79%	0.37%
	2013	57,870	$14.684807	$849,811	0.75%	31.44%	0.44%
	2012	53,719	$11.172643	$600,182	0.75%	18.99%	0.72%
	2011	59,509	$9.389457	$558,755	0.75%	-3.34%	0.44%

Lazard Retirement Series, Inc. - Service Shares:
Emerging Markets Equity Subaccount
	2015	148,269	$29.295160	$4,343,575	0.75%	-20.65%	1.07%
	2014	167,248	$36.919281	$6,174,667	0.75%	-5.35%	1.63%
	2013	176,365	$39.004760	$6,879,078	0.75%	-1.98%	1.36%
	2012	186,690	$39.792096	$7,428,803	0.75%	21.14%	1.58%
	2011	209,206	$32.848535	$6,872,115	0.75%	-18.61%	1.84%

U.S. Small-Mid Cap Equity Subaccount
	2015	93,185	$34.435634	$3,208,896	0.75%	-3.11%	0.00%
	2014	98,607	$35.541221	$3,504,596	0.75%	10.20%	0.00%
	2013	108,078	$32.251164	$3,485,653	0.75%	34.26%	0.00%
	2012	110,661	$24.021282	$2,658,208	0.75%	9.40%	0.00%
	2011	121,626	$21.956782	$2,670,514	0.75%	-9.75%	0.00%

U.S. Strategic Equity Subaccount
	2015	5,028	$15.501277	$77,937	0.75%	-6.14%	0.45%
	2014	4,930	$16.516085	$81,420	0.75%	13.86%	0.81%
	2013	3,726	$14.506192	$54,054	0.75%	27.11%	0.98%
	2012	2,898	$11.411967	$33,076	0.75%	13.16%	1.12%
	2011	2,064	$10.085041	$20,818	0.75%	1.20%	1.05%

International Equity Subaccount
	2015	53,085	$11.934576	$633,547	0.75%	0.99%	1.77%
	2014	30,529	$11.817518	$360,782	0.75%	-4.92%	1.58%
	2013	28,447	$12.428920	$353,563	0.75%	19.86%	1.42%
	2012	25,230	$10.369211	$261,618	0.75%	20.20%	1.64%
	2011	24,773	$8.626418	$213,705	0.75%	-7.96%	1.91%

Fidelity® Variable Insurance Products Fund - Service Class 2:
VIP Mid Cap Subaccount
	2015	374,549	$33.825111	$12,669,163	0.75%	-2.36%	0.24%
	2014	411,187	$34.642981	$14,244,738	0.75%	5.24%	0.02%
	2013	440,223	$32.917279	$14,490,954	0.75%	34.86%	0.28%
	2012	475,478	$24.408806	$11,605,861	0.75%	13.71%	0.39%
	2011	494,961	$21.466679	$10,625,180	0.75%	-11.51%	0.02%

VIP Contrafund® Subaccount
	2015	634,281	$23.387106	$14,834,008	0.75%	-0.33%	0.78%
	2014	692,361	$23.464997	$16,246,239	0.75%	10.82%	0.75%
	2013	741,075	$21.173339	$15,691,033	0.75%	29.98%	0.84%
	2012	795,971	$16.289905	$12,966,288	0.75%	15.27%	1.12%
	2011	839,123	$14.131740	$11,858,274	0.75%	-3.51%	0.78%

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
VIP Growth Subaccount
	2015	257,180	$14.039737	$3,610,738	0.75%	6.11%	0.03%
	2014	260,211	$13.231489	$3,442,975	0.75%	10.19%	0.00%
	2013	272,923	$12.008255	$3,277,328	0.75%	34.99%	0.05%
	2012	297,796	$8.895781	$2,649,125	0.75%	13.55%	0.35%
	2011	316,893	$7.834474	$2,482,687	0.75%	-0.78%	0.13%

VIP Equity-Income Subaccount
	2015	142,760	$19.437217	$2,774,850	0.75%	-4.95%	2.90%
	2014	156,887	$20.449701	$3,208,288	0.75%	7.67%	2.63%
	2013	175,133	$18.992574	$3,326,234	0.75%	26.88%	2.34%
	2012	179,083	$14.969406	$2,680,767	0.75%	16.18%	2.93%
	2011	183,608	$12.884744	$2,365,744	0.75%	-0.09%	2.32%

VIP Real Estate Subaccount
	2015	40,437	$29.307894	$1,185,114	0.75%	2.72%	1.43%
	2014	53,746	$28.532315	$1,533,492	0.75%	28.83%	1.70%
	2013	51,598	$22.146738	$1,142,731	0.75%	0.86%	1.62%
	2012	50,290	$21.958945	$1,104,321	0.75%	17.41%	1.47%
	2011	41,169	$18.701998	$769,946	0.75%	6.98%	1.04%

Janus Aspen Series - Service Shares:
Janus Subaccount
	2015	176,502	$12.765119	$2,253,071	0.75%	4.29%	0.45%
	2014	186,507	$12.239625	$2,282,775	0.75%	11.89%	0.22%
	2013	209,669	$10.938560	$2,293,472	0.75%	29.03%	0.66%
	2012	229,415	$8.477755	$1,944,921	0.75%	17.40%	0.45%
	2011	232,968	$7.221323	$1,682,335	0.75%	-6.24%	0.43%

Global Research Subaccount
	2015	207,337	$9.996231	$2,072,593	0.75%	-3.26%	0.52%
	2014	230,119	$10.332875	$2,377,793	0.75%	6.38%	0.96%
	2013	251,632	$9.712849	$2,444,065	0.75%	27.12%	1.09%
	2012	256,246	$7.640474	$1,957,838	0.75%	18.96%	0.79%
	2011	260,666	$6.422460	$1,674,119	0.75%	-14.63%	0.49%

Balanced Subaccount
	2015	206,561	$21.790630	$4,501,095	0.75%	-0.34%	1.38%
	2014	213,288	$21.864278	$4,663,380	0.75%	7.43%	1.52%
	2013	226,761	$20.351615	$4,614,956	0.75%	18.91%	1.34%
	2012	233,886	$17.115024	$4,002,963	0.75%	12.53%	2.53%
	2011	247,000	$15.209742	$3,756,804	0.75%	0.60%	2.16%

Overseas Subaccount
	2015	162,474	$25.682530	$4,172,745	0.75%	-9.48%	0.50%
	2014	176,915	$28.373125	$5,019,621	0.75%	-12.76%	2.96%
	2013	195,577	$32.521350	$6,360,436	0.75%	13.43%	3.06%
	2012	206,197	$28.670673	$5,911,811	0.75%	12.34%	0.60%
	2011	237,497	$25.521829	$6,061,348	0.75%	-32.84%	0.38%

J.P. Morgan Insurance Trust - Class I:
Small Cap Core Subaccount
	2015	22,880	$27.341793	$625,560	0.75%	-5.99%	0.15%
	2014	27,329	$29.082816	$794,793	0.75%	8.78%	0.15%
	2013	34,156	$26.735697	$913,173	0.75%	41.24%	0.55%
	2012	30,546	$18.929724	$578,226	0.75%	18.83%	0.20%
	2011	35,106	$15.929954	$559,236	0.75%	-5.48%	0.13%

Mid Cap Value Subaccount
	2015	114,542	$38.884494	$4,453,973	0.75%	-3.38%	1.00%
	2014	123,213	$40.244704	$4,958,691	0.75%	14.25%	0.79%
	2013	132,034	$35.225048	$4,650,893	0.75%	31.32%	1.01%
	2012	146,697	$26.824539	$3,935,085	0.75%	19.48%	1.06%
	2011	164,200	$22.451798	$3,686,575	0.75%	1.40%	1.32%

MFS® Variable Insurance Trust - Service Class:
New Discovery Subaccount
	2015	20,032	$22.612217	$452,960	0.75%	-2.87%	0.00%
	2014	20,104	$23.281318	$468,055	0.75%	-8.18%	0.00%
	2013	26,446	$25.356153	$670,571	0.75%	40.17%	0.00%
	2012	24,858	$18.089943	$449,674	0.75%	19.99%	0.00%
	2011	31,057	$15.075770	$468,207	0.75%	-11.16%	0.00%

Investors Growth Stock Subaccount (note 4)
	2014	17,099	$19.408438	$331,865	0.75%	10.29%	0.29%
	2013	17,330	$17.598170	$304,983	0.75%	29.09%	0.42%
	2012	18,347	$13.632909	$250,126	0.75%	15.81%	0.22%
	2011	17,933	$11.771783	$211,104	0.75%	-0.38%	0.26%

Mid Cap Growth Subaccount
	2015	28,682	$15.298686	$438,804	0.75%	3.66%	0.00%
	2014	36,301	$14.759223	$535,770	0.75%	7.75%	0.00%
	2013	35,264	$13.697596	$483,027	0.75%	36.20%	0.00%
	2012	34,614	$10.057275	$348,123	0.75%	15.55%	0.00%
	2011	34,797	$8.703650	$302,861	0.75%	-6.86%	0.00%

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Total Return Subaccount
	2015	140,298	$19.364617	$2,716,818	0.75%	-1.32%	2.36%
	2014	147,735	$19.623565	$2,899,094	0.75%	7.43%	1.70%
	2013	167,788	$18.266276	$3,064,859	0.75%	17.85%	1.65%
	2012	179,339	$15.499020	$2,779,586	0.75%	10.10%	2.56%
	2011	189,314	$14.076711	$2,664,912	0.75%	0.83%	2.36%

The Prudential Series Fund, Inc. - Class II:
Jennison Subaccount
	2015	11,321	$30.472163	$344,976	0.75%	10.20%	0.00%
	2014	10,585	$27.650746	$292,693	0.75%	8.77%	0.00%
	2013	10,544	$25.422257	$268,046	0.75%	36.09%	0.00%
	2012	17,838	$18.680690	$333,229	0.75%	14.86%	0.00%
	2011	15,603	$16.263623	$253,763	0.75%	-0.83%	0.00%

Jennison 20/20 Focus Subaccount
	2015	129,960	$32.468447	$4,219,589	0.75%	5.08%	0.00%
	2014	156,020	$30.900236	$4,821,048	0.75%	5.91%	0.00%
	2013	178,401	$29.176278	$5,205,090	0.75%	28.39%	0.00%
	2012	185,237	$22.724917	$4,209,490	0.75%	9.79%	0.00%
	2011	192,138	$20.698974	$3,977,055	0.75%	-5.22%	0.00%

PIMCO Variable Insurance Trust - Administrative Shares:
Real Return Subaccount
	2015	176,464	$17.217971	$3,038,358	0.75%	-3.43%	3.91%
	2014	200,953	$17.829572	$3,582,913	0.75%	2.33%	1.43%
	2013	227,403	$17.424095	$3,962,297	0.75%	-9.89%	1.64%
	2012	234,170	$19.337295	$4,528,207	0.75%	7.94%	1.04%
	2011	233,472	$17.914547	$4,182,551	0.75%	10.84%	2.05%

Total Return Subaccount
	2015	257,349	$18.218739	$4,688,581	0.75%	-0.28%	4.84%
	2014	286,821	$18.269595	$5,240,101	0.75%	3.51%	2.19%
	2013	307,393	$17.650918	$5,425,777	0.75%	-2.69%	2.20%
	2012	355,956	$18.138864	$6,456,637	0.75%	8.78%	2.58%
	2011	444,687	$16.675497	$7,415,381	0.75%	2.84%	2.63%

Global Bond Subaccount
	2015	146,452	$17.631910	$2,582,223	0.75%	-4.74%	1.84%
	2014	165,234	$18.508350	$3,058,200	0.75%	1.51%	2.46%
	2013	170,998	$18.233624	$3,117,920	0.75%	-9.16%	1.06%
	2012	180,784	$20.071598	$3,628,616	0.75%	6.14%	1.63%
	2011	191,933	$18.910190	$3,629,492	0.75%	6.77%	2.55%

CommodityRealReturn® Strategy Subaccount
	2015	32,919	$7.905254	$260,236	0.75%	-26.26%	4.57%
	2014	21,766	$10.720332	$233,335	0.75%	-19.03%	0.35%
	2013	25,395	$13.240315	$336,233	0.75%	-15.34%	1.85%
	2012	38,517	$15.638540	$602,347	0.75%	4.60%	2.78%
	2011	31,714	$14.950512	$474,144	0.75%	-8.24%	13.21%

Calvert Variable Series, Inc.:
VP SRI Equity Subaccount (note 4)
	2013	30,792	$13.075857	$402,628	0.75%	30.08%	0.08%
	2012	32,938	$10.052393	$331,109	0.75%	15.08%	0.10%
	2011	33,350	$8.734892	$291,307	0.75%	-2.08%	0.00%

Calvert Variable Products, Inc.:
VP S&P 500 Index Subaccount (note 4)
	2015	9,123	$14.305235	$130,504	0.75%	0.23%	0.18%
	2014	10,557	$14.273038	$150,680	0.75%	9.99%	2.23%	4/30/14

Dreyfus Variable Investment Fund - Service Shares:
Appreciation Subaccount
	2015	17,702	$21.815777	$386,175	0.75%	-3.44%	1.46%
	2014	21,784	$22.592482	$492,154	0.75%	7.02%	1.61%
	2013	27,154	$21.109710	$573,210	0.75%	19.93%	1.70%
	2012	34,221	$17.602211	$602,360	0.75%	9.31%	3.38%
	2011	35,324	$16.102498	$568,812	0.75%	7.93%	1.49%

Royce Capital Fund - Investment Class:
Small-Cap Subaccount
	2015	193,417	$31.138911	$6,022,781	0.75%	-12.46%	0.72%
	2014	207,806	$35.570549	$7,391,765	0.75%	2.47%	0.13%
	2013	221,535	$34.712866	$7,690,113	0.75%	33.75%	1.10%
	2012	232,635	$25.953406	$6,037,668	0.75%	11.66%	0.11%
	2011	254,520	$23.243647	$5,915,966	0.75%	-4.00%	0.34%

Micro-Cap Subaccount
	2015	118,870	$24.267482	$2,884,672	0.75%	-13.11%	0.00%
	2014	138,042	$27.928826	$3,855,363	0.75%	-4.30%	0.00%
	2013	141,814	$29.182538	$4,138,498	0.75%	20.09%	0.53%
	2012	149,907	$24.301383	$3,642,948	0.75%	6.80%	0.00%
	2011	158,563	$22.754148	$3,607,976	0.75%	-12.75%	2.34%

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
The Universal Institutional Funds, Inc. (Morgan Stanley UIF):
U.S. Real Estate Class I Subaccount
	2015	26,596	$54.831183	$1,458,279	0.75%	1.41%	1.32%
	2014	31,110	$54.068787	$1,682,099	0.75%	28.76%	1.44%
	2013	29,989	$41.993099	$1,259,327	0.75%	1.29%	1.10%
	2012	34,788	$41.456569	$1,442,172	0.75%	14.97%	0.85%
	2011	40,948	$36.058857	$1,476,532	0.75%	5.13%	0.83%

Core Plus Fixed Income Class II Subaccount
	2015	17,970	$15.909047	$285,879	0.75%	-1.57%	3.32%
	2014	20,918	$16.162865	$338,090	0.75%	6.76%	2.92%
	2013	17,737	$15.138789	$268,518	0.75%	-1.32%	3.50%
	2012	16,038	$15.341311	$246,046	0.75%	8.38%	4.47%
	2011	13,688	$14.155633	$193,765	0.75%	4.62%	4.13%

U.S. Real Estate Class II Subaccount
	2015	55,570	$35.882519	$1,993,983	0.75%	1.16%	1.13%
	2014	60,312	$35.469793	$2,139,262	0.75%	28.46%	1.23%
	2013	63,566	$27.610888	$1,755,113	0.75%	0.99%	0.84%
	2012	66,354	$27.338954	$1,814,056	0.75%	14.76%	0.58%
	2011	75,171	$23.823475	$1,790,841	0.75%	4.88%	0.55%

Growth Class II Subaccount
	2015	17,990	$23.266120	$418,562	0.75%	11.13%	0.00%
	2014	15,259	$20.935075	$319,443	0.75%	5.30%	0.00%
	2013	16,613	$19.881540	$330,288	0.75%	46.62%	0.22%
	2012	17,268	$13.559566	$234,147	0.75%	13.20%	0.00%
	2011	15,690	$11.978421	$187,939	0.75%	-3.76%	0.00%

AIM Variable Insurance Funds - Series II (Invesco Variable Insurance Funds):
Invesco International Growth Subaccount
	2015	31,786	$11.068512	$351,823	0.75%	-3.34%	1.29%
	2014	31,049	$11.451037	$355,539	0.75%	-0.66%	1.73%
	2013	18,139	$11.526540	$209,078	0.75%	17.83%	1.11%
	2012	15,601	$9.782026	$152,608	0.75%	14.39%	1.55%
	2011	12,514	$8.551300	$107,008	0.75%	-15.45%	0.00%	4/29/11

Legg Mason Partners Variable Equity Trust - Class I:
ClearBridge Variable All Cap Value Subaccount (note 4)
	2013	19,441	$14.191039	$275,893	0.75%	31.18%	1.48%
	2012	18,308	$10.817847	$198,054	0.75%	14.12%	1.89%
	2011	14,415	$9.479501	$136,652	0.75%	-6.89%	1.29%

ClearBridge Variable Dividend Strategy Subaccount
	2015	6,508	$15.936735	$103,722	0.75%	-5.01%	1.72%
	2014	7,734	$16.778042	$129,769	0.75%	12.77%	2.37%
	2013	7,972	$14.878591	$118,608	0.75%	25.00%	2.24%
	2012	5,625	$11.902551	$66,957	0.75%	13.35%	2.40%
	2011	8,264	$10.500613	$86,782	0.75%	7.09%	7.99%

ClearBridge Variable Large Cap Value Subaccount
	2015	30,972	$16.478719	$510,384	0.75%	-3.59%	1.50%
	2014	41,653	$17.092478	$711,955	0.75%	10.88%	2.91%
	2013	10,062	$15.415731	$155,107	0.75%	31.38%	1.77%
	2012	9,381	$11.733311	$110,075	0.75%	15.63%	2.26%
	2011	11,069	$10.147010	$112,317	0.75%	4.17%	2.24%

Franklin Templeton Variable Insurance Products Trust - Class 2:
Franklin Income VIP Subaccount
	2015	268,302	$14.867795	$3,989,059	0.75%	-7.75%	4.67%
	2014	306,388	$16.116169	$4,937,799	0.75%	3.84%	4.98%
	2013	326,221	$15.520616	$5,063,153	0.75%	13.09%	6.32%
	2012	304,629	$13.723751	$4,180,655	0.75%	11.81%	6.42%
	2011	317,152	$12.274203	$3,892,792	0.75%	1.62%	5.73%

Franklin Flex Cap Growth VIP Subaccount
	2015	19,541	$17.047778	$333,128	0.75%	3.59%	0.00%
	2014	25,106	$16.457152	$413,177	0.75%	5.32%	0.00%
	2013	29,259	$15.626485	$457,208	0.75%	36.46%	0.00%
	2012	28,574	$11.451388	$327,206	0.75%	8.45%	0.00%
	2011	29,807	$10.559499	$314,746	0.75%	-5.51%	0.00%

Templeton Foreign VIP Subaccount
	2015	125,362	$11.250188	$1,410,341	0.75%	-7.19%	3.32%
	2014	134,371	$12.121534	$1,628,780	0.75%	-11.79%	1.83%
	2013	137,416	$13.742134	$1,888,392	0.75%	22.06%	2.27%
	2012	131,721	$11.258949	$1,483,043	0.75%	17.35%	2.98%
	2011	128,957	$9.594469	$1,237,276	0.75%	-11.30%	1.73%

Neuberger Berman Advisers Management Trust - S Class:
AMT Mid Cap Intrinsic Value Subaccount
	2015	13,558	$14.978322	$203,078	0.75%	-9.20%	0.41%
	2014	12,557	$16.496489	$207,142	0.75%	12.71%	0.67%
	2013	14,252	$14.636149	$208,599	0.75%	35.69%	0.98%
	2012	11,295	$10.786255	$121,826	0.75%	14.51%	0.38%
	2011	10,705	$9.419398	$100,832	0.75%	-7.40%	0.38%

	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
ALPS Variable Investors Trust - Class II:
Ibbotson Conservative ETF Asset Allocation Subaccount
2015	62,141	$12.364634	$768,353	0.75%	-1.95%	1.44%
2014	43,624	$12.610161	$550,103	0.75%	2.00%	1.02%
2013	42,609	$12.362591	$526,758	0.75%	1.80%	1.26%
2012	48,172	$12.144005	$585,005	0.75%	4.42%	3.54%
2011	9,409	$11.629633	$109,426	0.75%	2.38%	1.76%

Ibbotson Income & Growth ETF Asset Allocation Subaccount
2015	12,438	$13.838008	$172,113	0.75%	-2.41%	1.21%
2014	17,364	$14.179684	$246,220	0.75%	2.53%	1.20%
2013	11,227	$13.829201	$155,262	0.75%	6.53%	1.45%
2012	9,544	$12.981095	$123,897	0.75%	7.06%	1.70%
2011	11,201	$12.124905	$135,805	0.75%	0.33%	1.11%

Ibbotson Balanced ETF Asset Allocation Subaccount
2015	73,254	$15.675563	$1,148,293	0.75%	-2.95%	1.48%
2014	61,297	$16.152000	$990,066	0.75%	3.73%	1.25%
2013	42,237	$15.570822	$657,662	0.75%	11.03%	1.38%
2012	41,882	$14.024269	$587,358	0.75%	9.99%	1.49%
2011	44,485	$12.751069	$567,232	0.75%	-1.62%	1.00%

Ibbotson Growth ETF Asset Allocation Subaccount
2015	176,266	$17.037040	$3,003,053	0.75%	-3.24%	1.24%
2014	173,303	$17.607088	$3,051,365	0.75%	3.80%	1.09%
2013	150,063	$16.963214	$2,545,550	0.75%	15.68%	1.27%
2012	138,903	$14.664265	$2,036,917	0.75%	12.07%	1.29%
2011	135,877	$13.084760	$1,777,914	0.75%	-4.39%	1.26%

Ibbotson Aggressive Growth ETF Asset Allocation Subaccount
2015	39,148	$17.655041	$691,154	0.75%	-3.56%	1.12%
2014	48,236	$18.305909	$882,998	0.75%	3.69%	0.94%
2013	46,617	$17.653945	$822,982	0.75%	17.24%	1.10%
2012	48,189	$15.058312	$725,647	0.75%	13.34%	1.27%
2011	41,630	$13.285590	$553,081	0.75%	-5.75%	0.99%

Federated Insurance Series - Service Shares:
Kaufmann Fund II Subaccount
2015	11,620	$22.918053	$266,307	0.75%	5.36%	0.00%
2014	6,343	$21.751405	$137,971	0.75%	8.62%	0.00%
2013	6,526	$20.025375	$130,676	0.75%	38.64%	0.00%
2012	1,603	$14.444647	$23,148	0.75%	16.13%	0.00%
2011	758	$12.437892	$9,432	0.75%	-14.13%	1.26%

Goldman Sachs Variable Insurance Trust - Service Shares:
Large Cap Value Subaccount
2015	4,561	$18.977399	$86,556	0.75%	-5.29%	1.13%
2014	4,955	$20.038339	$99,293	0.75%	11.77%	1.26%
2013	4,121	$17.928002	$73,878	0.75%	31.94%	0.86%
2012	4,006	$13.587945	$54,430	0.75%	17.93%	1.17%
2011	1,785	$11.521779	$20,561	0.75%	-7.96%	1.41%

U.S. Equity Insights Subaccount
2015	290	$23.648436	$6,855	0.75%	-1.15%	1.11%
2014	302	$23.923016	$7,224	0.75%	15.32%	1.45%
2013	192	$20.745642	$3,982	0.75%	36.21%	0.93%
2012	205	$15.231151	$3,125	0.75%	13.29%	1.59%
2011	211	$13.444774	$2,842	0.75%	3.13%	1.70%

Strategic Growth Subaccount
2015	1,363	$26.022736	$35,475	0.75%	2.37%	0.12%
2014	836	$25.419423	$21,248	0.75%	12.54%	0.19%
2013	278	$22.587732	$6,285	0.75%	31.02%	0.18%
2012	250	$17.240234	$4,313	0.75%	18.73%	0.50%
2011	215	$14.520122	$3,129	0.75%	-3.58%	0.27%

Franklin Templeton Variable Insurance Products Trust - Class 4:
Franklin Income VIP Subaccount
2015	5,252	$17.810247	$93,539	0.75%	-7.84%	4.29%
2014	4,902	$19.324746	$94,732	0.75%	3.74%	4.50%
2013	2,956	$18.627300	$55,061	0.75%	13.01%	4.49%
2012	16,226	$16.483279	$267,453	0.75%	11.72%	7.75%
2011	14,486	$14.754298	$213,734	0.75%	1.53%	5.56%

Franklin Flex Cap Growth VIP Subaccount
2015	1,117	$22.236025	$24,835	0.75%	3.54%	0.00%
2014	982	$21.475665	$21,079	0.75%	5.19%	0.00%
2013	898	$20.416347	$18,334	0.75%	36.25%	0.00%
2012	412	$14.983973	$6,166	0.75%	8.42%	0.00%
2011	1,210	$13.819673	$16,720	0.75%	-5.62%	0.00%

Templeton Foreign VIP Subaccount
2015	8,123	$14.657402	$119,061	0.75%	-7.34%	3.12%
2014	6,893	$15.819159	$109,048	0.75%	-11.88%	1.71%
2013	5,579	$17.952150	$100,152	0.75%	21.95%	2.15%
2012	4,326	$14.721114	$63,682	0.75%	17.25%	2.83%
2011	3,338	$12.555089	$41,911	0.75%	-11.40%	1.78%

		Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
Franklin Founding Funds Allocation VIP Subaccount
	2015	6,452	$17.732553	$114,409	0.75%	-6.94%	2.32%
	2014	17,308	$19.054414	$329,792	0.75%	1.99%	3.73%
	2013	4,599	$18.683310	$85,932	0.75%	22.76%	10.67%
	2012	3,781	$15.219377	$57,540	0.75%	14.31%	2.74%
	2011	3,042	$13.314188	$40,501	0.75%	-2.40%	0.01%

Ivy Funds Variable Insurance Portfolios, Inc.:
VIP Asset Strategy Subaccount
	2015	108,609	$15.373219	$1,669,665	0.75%	-9.03%	0.37%
	2014	145,023	$16.898947	$2,450,729	0.75%	-5.97%	0.48%
	2013	143,644	$17.971884	$2,581,553	0.75%	24.20%	1.26%
	2012	132,897	$14.470069	$1,923,024	0.75%	18.28%	1.15%
	2011	143,371	$12.233290	$1,753,902	0.75%	-7.90%	1.02%

VIP Global Natural Resources Subaccount
	2015	31,400	$9.731059	$305,557	0.75%	-22.97%	0.10%
	2014	55,550	$12.633314	$701,786	0.75%	-13.68%	0.00%
	2013	45,410	$14.636095	$664,629	0.75%	7.00%	0.00%
	2012	47,362	$13.678677	$647,852	0.75%	1.12%	0.00%
	2011	51,051	$13.526873	$690,561	0.75%	-22.03%	0.00%

VIP Science and Technology Subaccount
	2015	75,529	$27.670317	$2,089,920	0.75%	-3.60%	0.00%
	2014	70,432	$28.704358	$2,021,718	0.75%	2.14%	0.00%
	2013	72,357	$28.101697	$2,033,353	0.75%	55.22%	0.00%
	2012	54,231	$18.104138	$981,800	0.75%	26.87%	0.00%
	2011	19,165	$14.269374	$273,472	0.75%	-6.47%	0.00%

MFS® Variable Insurance Trust II - Service Class:
Massachusetts Investors Growth Stock Subaccount (note 4)
	2015	30,651	$9.781056	$299,801	0.75%	-2.19%	0.61%

*

This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**

This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve month period indicated or from inception date through the end of the period. In the first year of inception, the returns are based on the period from inception date to period end, and are not annualized.

***	Accumulation units are rounded to the nearest whole number.
****

The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average net assets. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average net assets for the period in which assets were present. The ratio is annualized in these instances.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Ohio National Life Assurance Corporation and Contract Owners of Ohio National Variable Account R:

We have audited the accompanying statements of assets and contract owners’ equity of Ohio National Variable Account R (comprised of the sub-accounts listed in Note 1b) (collectively, “the Accounts”) as of December 31, 2015, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2015, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

April 6, 2016

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Financial Statements and Schedules

December 31, 2015 and 2014

(With Independent Auditors’ Report Thereon)

KPMG LLP

Suite 500

191 West Nationwide Blvd.

Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (a wholly owned subsidiary of The Ohio National Life Insurance Company) (the Company) as of December 31, 2015 and 2014, and the related statements of income, comprehensive income (loss), changes in stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2015. In connection with our audits of the financial statements, we also have audited the financial statement schedules I, III, IV, and V. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Columbus, Ohio

April 26, 2016

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Balance Sheets

December 31, 2015 and 2014

(Dollars in thousands, except share amounts)

Assets	2015	2014
Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities	$2,157,661	2,123,730
Fixed maturity securities on loan	58,687	90,597
Equity securities	16,610	16,355
Equity securities on loan	86	2
Fixed maturity held-to-maturity securities, at amortized cost	427,324	401,622
Mortgage loans on real estate, net	382,565	377,201
Policy loans	101,952	100,277
Other long-term investments	681	258
Short-term investments securities lending collateral	65,583	94,102

Total investments	3,211,149	3,204,144
Cash and cash equivalents	57,603	44,891
Accrued investment income	29,074	28,382
Deferred policy acquisition costs	355,204	329,002
Reinsurance recoverable	1,512,793	1,342,087
Other assets	10,361	14,134
Federal income tax recoverable	10,627	141
Assets held in separate accounts	248,777	271,568

Total assets	$5,435,588	5,234,349

Liabilities and Equity
Future policy benefits and claims	$4,429,741	4,107,384
Other policyholder funds	50,861	40,698
Deferred federal income taxes	2,134	26,227
Other liabilities	52,619	57,107
Payables for securities lending collateral	65,583	94,102
Liabilities related to separate accounts	248,777	271,568

Total liabilities	4,849,715	4,597,086

Equity:
Stockholder’s equity:
Class A common stock, $3,000 par value. Authorized
10,000 shares; issued and outstanding 3,200 shares	9,600	9,600
Additional paid-in capital	87,977	87,977
Accumulated other comprehensive income	29,890	62,720
Retained earnings	458,406	476,966

Total stockholder’s equity	585,873	637,263

Total liabilities and equity	$5,435,588	5,234,349

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Income

Years ended December 31, 2015, 2014 and 2013

(Dollars in thousands)

	2015	2014	2013
Revenues:
Universal life policy charges	$126,426	103,854	128,596
Traditional life insurance premiums	(31,615)	(31,057)	(25,025)
Accident and health insurance premiums	9,482	64,153	4,979
Net investment income	157,616	155,253	157,076
Net realized gains (losses):
Investment gains (losses):
Total other-than-temporary impairment losses on securities	(1,724)	(2,893)	(2,474)
Portion of impairment gains (losses) recognized in other comprehensive income (loss)	(661)	723	(456)

Net other-than-temporary impairment losses on securities recognized in earnings	(2,385)	(2,170)	(2,930)
Realized gains, excluding other-than-temporary impairment losses on securities	3,395	6,485	858

Total investment gains (losses)	1,010	4,315	(2,072)
Derivative instruments	—	560	—
Other loss	(271)	(169)	(1,652)

	262,648	296,909	261,902

Benefits and expenses:
Benefits and claims	150,562	200,585	110,416
Amortization of deferred policy acquisition costs	46,276	5,848	27,639
Commissions, net	(13,925)	(12,987)	(3,962)
Other operating costs and expenses	68,799	62,191	55,168

	251,712	255,637	189,261

Income before income taxes	10,936	41,272	72,641

Income taxes:
Current expense	6,911	24,954	2,487
Deferred (benefit) expense	(6,415)	(14,047)	20,529

	496	10,907	23,016

Net income	$10,440	30,365	49,625

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Comprehensive Income (Loss)

Years ended December 31, 2015, 2014 and 2013

(Dollars in thousands)

			Tax
	Before		(expense)	After
	tax		benefit	tax
2015
Net income	$			10,440
Other comprehensive loss, net of taxes:
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		(75,153)	26,305	(48,848)
Deferred acquisition costs		27,778	(9,722)	18,056
Future policy benefits and claims		196	(69)	127
Less:
Net gains on securities available-for-sale realized during the period		3,331	(1,166)	2,165

Total other comprehensive loss		(50,510)	17,680	(32,830)

Total comprehensive loss				$(22,390)

2014
Net income	$			30,365
Other comprehensive income, net of taxes:
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		68,577	(24,002)	44,575
Deferred acquisition costs		(19,835)	6,942	(12,893)
Future policy benefits and claims		(218)	76	(142)
Less:
Net gains on securities available-for-sale realized during the period		5,004	(1,751)	3,253

Total other comprehensive income		43,520	(15,233)	28,287

Total comprehensive income				$58,652

2013
Net income	$			49,625
Other comprehensive loss, net of taxes:
Foreign currency translation adjustment		(2,431)	—	(2,431)
Net unrealized gains (losses) on securities available-for-sale arising during the period:
Securities available-for-sale		(109,958)	38,485	(71,473)
Deferred acquisition costs		37,287	(13,050)	24,237
Future policy benefits and claims		264	(92)	172
Less:
Net gains on securities available-for-sale realized during the period		2,498	(874)	1,624

Total other comprehensive loss		(77,336)	26,217	(51,119)

Total comprehensive loss				$(1,494)

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Changes in Stockholder’s Equity

Years ended December 31, 2015, 2014 and 2013

(Dollars in thousands)

			Accumulated
	Class A	Additional	other		Total
	common	paid-in	comprehensive	Retained	stockholder’s
	stock	capital	income	earnings	equity
Balance, December 31, 2012	$9,600	87,977	85,552	458,976	642,105
Dividends to stockholder	—	—	—	(31,000)	(31,000)
Comprehensive loss:
Net income	—	—	—	49,625	49,625
Other comprehensive loss	—	—	(51,119)	—	(51,119)

Total comprehensive loss					(1,494)

Balance, December 31, 2013	9,600	87,977	34,433	477,601	609,611
Dividends to stockholder	—	—	—	(31,000)	(31,000)
Comprehensive income:
Net income	—	—	—	30,365	30,365
Other comprehensive income	—	—	28,287	—	28,287

Total comprehensive income					58,652

Balance, December 31, 2014	9,600	87,977	62,720	476,966	637,263
Dividends to stockholder	—	—	—	(29,000)	(29,000)
Comprehensive loss:
Net income	—	—	—	10,440	10,440
Other comprehensive loss	—	—	(32,830)	—	(32,830)

Total comprehensive loss					(22,390)

Balance, December 31, 2015	$9,600	87,977	29,890	458,406	585,873

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Cash Flows

Years ended December 31, 2015, 2014 and 2013

(Dollars in thousands)

	2015	2014	2013
Cash flows from operating activities:
Net income	$10,440	30,365	49,625
Adjustments to reconcile net income to net cash (used) provided by operating activities:
Interest credited to policyholder account values	112,123	107,253	106,312
Universal life product policy fees	(127,697)	(122,655)	(118,088)
Capitalization of deferred policy acquisition costs	(44,700)	(29,484)	(38,773)
Amortization of deferred policy acquisition costs	46,276	5,848	27,639
Amortization and depreciation	1,369	1,193	553
Net realized (gains) losses on investments and derivative instruments	(1,010)	(4,875)	2,072
Deferred federal income tax expense (benefit)	(6,415)	(14,047)	20,529
Increase in accrued investment income	(692)	(1,542)	(399)
Increase in reinsurance receivables and other assets	(166,933)	(174,657)	(193,251)
Increase in policyholder liabilities	159,355	222,211	152,417
Increase in other policyholder funds	10,163	29,253	59
(Decrease) increase in federal income tax recoverable	(10,486)	350	8,697
Decrease in other liabilities	(4,488)	(6,788)	(36,937)
Other, net	2	(3)	19,857

Net cash (used) provided by operating activities	(22,693)	42,422	312

Cash flows from investing activities:
Proceeds from maturity of fixed maturity available-for-sale securities	91,584	35,884	36,667
Proceeds from sales, calls, redemptions, prepayments, and paydowns of fixed maturity available-for-sale securities	165,066	187,236	164,893
Proceeds from sale of available-for-sale equity securities	1,766	2,768	903
Proceeds from maturity of fixed maturity held-to-maturity securities	8,000	9,500	9,500
Proceeds from sales, calls, redemptions, prepayments, and paydowns of fixed maturity held-to-maturity securities	41,158	20,129	15,380
Proceeds from repayment of mortgage loans on real estate	65,082	69,141	56,338
Proceeds (disbursements for) from other long term investments	(425)	281	(129)
Cost of fixed maturity available-for-sale securities acquired	(338,614)	(372,411)	(304,395)
Cost of available-for-sale equity securities acquired	(1,000)	(8,606)	(6,000)
Cost of fixed maturity held-to-maturity securities acquired	(74,934)	(77,705)	(34,664)
Cost of mortgage loans on real estate acquired	(70,375)	(55,535)	(48,380)
Derivative receipts	—	560	—
Change in payables for securities lending collateral, net	(28,519)	15,312	(5,567)
Change in policy loans, net	(1,675)	(2,556)	(8,170)

Net cash used in investing activities	(142,886)	(176,002)	(123,624)

Cash flows from financing activities:
Universal life and investment product account deposits	261,923	246,177	208,183
Universal life and investment product account withdrawals	(83,151)	(92,784)	(76,953)
Dividends paid to parent	(29,000)	(31,000)	(31,000)

Net cash provided by financing activities	149,772	122,393	100,230

Net decrease in cash and cash equivalents	(15,807)	(11,187)	(23,082)
Cash and cash equivalents, beginning of year	138,993	150,180	173,262

Cash and cash equivalents, end of year	$123,186	138,993	150,180

Supplemental disclosure:
Federal income tax paid	$17,386	24,539	6,188

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

(1)	Organization and Business Description

Ohio National Life Assurance Company (“ONLAC” or the “Company”) is a stock life insurance company wholly owned by The Ohio National Life Insurance Company (“ONLIC”), a stock life insurance company. ONLIC is 100% owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance laws.

ONLAC is a life and health insurer licensed in 49 states, the District of Columbia and Puerto Rico. ONLAC offers term life, universal life, health and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

(2)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below.

(a)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Actual results could differ from estimates.

The most significant estimates and assumptions include those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, allowance for loan losses for mortgage loans on real estate and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(b)	Fair Value

Certain assets and liabilities are measured at estimated fair value in the Company’s balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants on the measurement date. Note 6 to the financial statements includes further disclosures of estimated fair values.

8

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

(c)	Investments

Net Investment Income and Net Realized Gains (Losses)

Income on investments is reported within net investment income. Gains and losses on sales of investments, impairment losses and changes in allowances are reported within net realized gains (losses).

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are reported at their estimated fair value. Unrealized gains and losses, net of adjustments to deferred policy acquisition costs, future policy benefits and claims and deferred federal income tax, are recorded as a separate component of accumulated other comprehensive income in equity.

Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost.

Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from actual prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Management regularly reviews its fixed maturity and equity securities portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 7 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at the unpaid principal balance less an allowance for loan losses. The allowance is comprised of a specific and general component. The specific component relates to loans that have been identified as impaired and is generally measured as the difference between the impaired principal balance less the fair value of the collateral, if collateral dependent, less cost to sell. The Company provides allowances for impairments of these mortgage loans based on a review by portfolio managers. For the general component, management’s periodic evaluation of the adequacy of the allowance is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors.

9

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Commercial mortgages can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred and will then establish a specific valuation allowance for the excess carrying value of the loan over the estimated fair value of the collateral.

Changes in the allowance are recorded in net realized gains (losses). Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate and is included in net investment income on the statements of income. Generally, accrued interest is capitalized on the policy’s anniversary date.

Other Long Term Investments

Venture capital partnerships are carried on the equity basis.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. The asset, short-term investments securities lending collateral, and corresponding liability, payables for securities lending collateral, are recorded on the balance sheets. Income and expenses associated with securities lending transactions are reported within net investment income.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value.

(d)	Deferred Policy Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred acquisition costs (“DAC”). Such costs include:

10

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

•	incremental direct costs of contract acquisitions;

•

the portion of the employee’s total compensation, excluding any compensation that is deferred as part of contract acquisitions, and payroll related fringe benefits for certain costs related directly to time spent performing underwriting, policy issuance, medical/inspection, and sales force contract selling acquisition activities of a successful contract;

•	other costs related directly to the insurer’s acquisition activities noted above that would not have been incurred had the issuance of the contract not occurred; and

•	certain advertising costs that meet the deferral criteria.

All other acquisition costs such as general advertising, market research, training, administration and unsuccessful acquisition efforts are expensed as incurred.

DAC is subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period.

For traditional nonparticipating life insurance products, DAC is amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue is estimated using the same assumptions as were used for computing liabilities for future policy benefits.

For investment and universal life products, DAC is amortized with interest over the lives of the policies in relation to the present value of the estimated future gross revenues (projected investment income, asset fees, cost of insurance charges, policy administration fees, surrender charges, and net realized gains and losses) or estimated future gross profits (gross revenues less interest credits, policy benefits and policy maintenance expenses).

DAC for investment products and universal life business is adjusted to reflect the impact of unrealized gains and losses on the related fixed maturity securities available-for-sale.

The most significant assumptions that are involved in the estimation of future gross profits include future gross separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for gross separate account performance, net of investment fees, is 7.88%, a blend of expected returns from stock, money market and bond funds representative of the in-force block of contracts before a deduction for policy charges. The Company assumes that the level of separate account assets resulting from market performance will revert, over a three year period, to the level expected if the long-term assumed trend rate had applied. This assumption is commonly referred to as a reversion to the mean. The Company’s policy regarding the reversion to the mean process does not permit projected returns to be below 0.98% or in excess of 14.77% during the three-year reversion period.

11

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (“DAC unlocking”), which could be significant. In general, increases in the estimated general and net separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the amortization of DAC in the statements of income.

(e)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the separate accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed. These are recorded in either annuity premiums and charges or benefits and claims in the statements of income.

(f)	Revenues and Benefits

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of term life policies.

Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Investment Products and Universal Life Insurance Products

Investment products consist primarily of individual deferred annuities and annuities without life contingencies. Universal life insurance products include universal life, variable universal life, and other interest-sensitive life insurance policies.

Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance charges, asset fees, policy administration fees, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based upon the nature of such fees. Cost of insurance charges and policy administrative fees are assessed on a daily, monthly or annual basis, and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods such as unearned front end loads are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.

12

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Accident and Health Insurance Products

Accident and health insurance premiums including group life and health (disability) are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

(g)	Future Policy Benefits and Claims

The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical ailment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries.

Liabilities for traditional life insurance policies are calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued.

Liabilities for investment products in the accumulation phase, universal life insurance products and variable universal life insurance products are calculated based on participants’ contributions plus interest credited less applicable contract charges.

Liabilities for payout annuities are calculated using the present value of future benefits and maintenance costs discounted using varying interest rates.

The Company regularly reviews its estimates of future policy benefits and claims liabilities and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the change occurs.

(h)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may

13

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. To the extent there are loss limiting features that preclude the reinsurer from assuming the risk of significant loss, the Company would account for such agreements using deposit accounting. There were no such agreements as of December 31, 2015 or 2014.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

Amounts recoverable under reinsurance agreements, which totaled $1,512,793 and $1,342,087 as of December 31, 2015 and 2014, respectively, include ceded reserves, paid and unpaid claims and certain other amounts.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts on the statements of income. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(i)	Income Taxes

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, ONMH, which includes its U.S. domestic subsidiaries.

The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. Allocations are based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly.

The Company’s policy for recording interest and penalties associated with audits, claims and adjustments is to record such amounts as a component of current income tax expense.

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

14

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

In determining the need for a valuation allowance, the Company considers the carryback capacity to absorb losses, reversal of existing temporary differences, estimated future taxable income and prudent and feasible tax planning strategies. The determination of the valuation allowance for the Company’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. Management’s judgments are subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitive pricing, and specific industry and market conditions.

(j)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements.

(k)	Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less (including securities lending collateral) to be cash equivalents.

(l)	Other Income (Loss)

The Company earns sales load fees on the sale of the Company’s variable universal life contracts by unrelated third party brokers. The sales loads on these contracts are recognized as revenue when earned. The Company also earns miscellaneous insurance related income and incurs miscellaneous insurance related expenses.

(m)	Adoption of New Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, effective for public companies for fiscal years beginning after December 15, 2017. This new guidance requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income. This new guidance requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes. This new guidance requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (i.e., securities or loans and receivables). And this new guidance eliminates the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost. This new guidance permits early adoption. Management has not yet assessed the impact that this guidance may have on the financial statements.

15

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

In February 2016, the FASB issued ASU 2016-02, Leases, (Topic 842), effective for public companies for fiscal years beginning after December 15, 2018. This new guidance requires lessees to recognize a lease liability measured on a discounted basis and a right-of-use asset for the lease term. Under this new guidance, lessor accounting is largely unchanged except to align lessor accounting with the lease accounting model and ASC Topic 606, Revenue from Contracts with Customers, and thus the accounting for sale and leaseback transactions have been simplified. Management has not yet assessed the impact that this guidance may have on the financial statements.

In March 2016, the FASB issued ASU 2016-05, Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships, effective for public companies for fiscal years beginning after December 15, 2016. This guidance clarifies that a change in the counterparty to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met. Management does not expect a material impact on the consolidated financial statements as a result of this new standard.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, effective for annual periods beginning after December 15, 2016 for public business entities. This new guidance eliminates the current requirement for organizations to present deferred tax liabilities and assets as current and noncurrent in a classified balance sheet. Instead, organizations will be required to classify all deferred tax assets and liabilities as noncurrent. Management is in process of evaluating the impact of adoption.

In May 2015, the FASB issued ASU 2015-09, Financial Services – Insurance (Topic 944): Disclosures about Short-Duration Contracts, effective for annual periods beginning after December 15, 2015 for public business entities. This new guidance requires insurance entities to provide users of financial statements with additional information, in the form of comparative disclosures, regarding initial claim estimates and subsequent adjustments to those estimates, including the reconciliation of the claim development table to the balance sheet liability, the methodologies used in estimating claims, and the timing and frequency of claims. Management does not expect this guidance to materially impact the financial statements, except for expanded disclosures.

In May 2015, the FASB issued ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investment in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), effective for annual periods beginning after December 15, 2015 for pubic business entities. Early adoption is permitted. This new guidance removes the requirement to categorize all investments for which fair value is measured using the net asset value per share practical expedient within the fair value hierarchy. The guidance also removes the requirement to provide certain disclosures for those investments eligible to be measured using the net asset value per share practical expedient. Management does not expect that this guidance will have a material impact on the financial statements.

16

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

In April 2015, the FASB issued new guidance ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, effective for annual periods beginning after December 15, 2015 for public business entities. Early adoption is permitted. This new guidance requires that debt issuance costs be presented in the balance sheet as a direct deduction to the related debt liability rather than as an asset, similar to debt discounts. The current recognition and measurement guidance for debt issuance costs are not affected by this new guidance. Management does not expect that this guidance will have a material impact on the financial statements.

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810) Amendments to the Consolidation Analysis, effective for annual periods beginning after December 15, 2015 for public business entities. Early adoption is permitted. This guidance modifies and improves a legal entity’s evaluation process of determining whether limited partnerships, limited liability corporations, or securitization structures should be consolidated. Management does not expect this guidance to materially impact the consolidated financial statements, except for expanded disclosures.

In May 2014, the FASB issued new guidance ASU 2014-09, Revenue from Contracts with Customers (Topic 606), effective for annual periods beginning after December 15, 2017 for public business entities. This guidance outlines a single, comprehensive model for accounting for revenue from contracts with customers. Topic 606 specifically excludes insurance contracts from its scope; however, management is in the process of evaluating whether the Company has any contractual arrangements which would fall into the scope of Topic 606.

On January 1, 2015, the Company adopted FASB ASU 2014-01, Investments-Equity Method and Joint Ventures. Under this guidance, an entity is permitted to make an accounting policy election to account for their investment in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received, and recognizes the net investment performance in the statement of operations as a component of income tax expense (benefit). The adoption of this guidance did not have any impact on the Company’s consolidated financial statements as the Company does not have investments in qualified affordable housing projects.

On January 1, 2014, the Company adopted FASB ASU 2013-11, Income Taxes: Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. Under this guidance, an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the

17

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The adoption of this guidance did not have a material impact on the Company’s financial statements.

(n)	Subsequent Events

The Company has evaluated subsequent events through April 26, 2016, the date that the financial statements were available to be issued.

(4)	Risks

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Changes in the tax treatment for corporate owned life insurance (“COLI”) and bank owned life insurance (“BOLI”) could impact the Company’s ability to sell those products in the future or existing policies may be surrendered or allowed to lapse.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance contracts to cede a portion of its general account life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to our competitors, our ability to market products to new customers could be harmed as well as the potential loss of existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

18

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Information Technology Risk is the risk that the computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, or other events beyond the Company’s control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business, materially affect profitability as well as negatively impact the Company’s reputation. The Company attempts to mitigate this risk through several layers of firewall and system access protocols as well as off-site data warehouse facilities.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectibility of the loans and the credit quality of reinsurers.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the fixed maturity securities. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. Losses in the stock market will affect the value of equity securities which could result in declines in separate account assets and assets under management. This may affect investment management fees revenue and may require the Company to accelerate the amortization of DAC. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third-parties.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing BOLI policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, the Company manages the BOLI growth to not exceed a specified percentage of general account assets to minimize the risk of liquidity strain.

Investment Risk – see Note 7 for additional risks specific to the investment portfolio.

19

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

(5)	Changes in Accumulated Other Comprehensive Income

The following table shows the changes in accumulated other comprehensive income, net of taxes, by component for the years ended December 31:

	Adjustment to:
	Future policy	Deferred
	benefits and	acquisition	Unrealized
	claims	costs	gains (losses)	Total
December 31, 2013	$(741)	(19,994)	55,168	34,433
Other comprehensive (loss)income before reclassifications	(142)	(12,893)	44,575	31,540
Amounts reclassified from accumulated other comprehensive income	—	—	(3,253)	(3,253)

Change	(142)	(12,893)	41,322	28,287

December 31, 2014	$(883)	(32,887)	96,490	62,720
Other comprehensive (loss)income before reclassifications	127	18,056	(48,848)	(30,665)
Amounts reclassified from accumulated other comprehensive income	—	—	(2,165)	(2,165)

Change	127	18,056	(51,013)	(32,830)

December 31, 2015	$(756)	(14,831)	45,477	29,890

The following table shows the reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the years ended December 31:

Details about accumulated other comprehensive income (loss) components	2015	2014	Statements of income location
Unrealized gains/(losses) on securities available-for-sale:
			Realized gains, excluding other-than-temporary
	$3,331	5,004	impairment losses on securities

	(1,166)	(1,751)	Income tax current expense

Total reclassification for the year	$2,165	3,253	Total net gain

20

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

(6)	Fair Value Measurements

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the balance sheets into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

•

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. government securities, actively traded equity securities, cash and cash equivalents and separate account assets.

•

Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1 that are observable in active markets or that are derived principally from or corroborated by observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities, municipal bonds, foreign government debt, certain corporate debt, asset-backed, mortgage-backed, private placement and equity securities.

•

Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt and asset-backed securities.

21

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

The following table presents the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2015
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. treasury securities and obligations of U.S. government	$3,819	12,155	—	15,974
Obligations of states and political subdivisions	—	322,625	—	322,625
Corporate	—	1,374,632	1,936	1,376,568
Asset-backed	—	145,796	16,956	162,752
Mortgage-backed	—	338,429	—	338,429
Equity securities	2	16,694	—	16,696
Short-term investments securities lending collateral	—	65,583	—	65,583
Cash	57,603	—	—	57,603
Assets held in separate accounts	248,777	—	—	248,777

Total assets	$310,201	2,275,914	18,892	2,605,007

2014
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. treasury securities and obligations of U.S. government	$3,960	12,314	—	16,274
Obligations of states and political subdivisions	—	250,960	—	250,960
Corporate	—	1,407,632	19,289	1,426,921
Asset-backed	—	169,284	23,601	192,885
Mortgage-backed	—	327,287	—	327,287
Equity securities	4	16,353	—	16,357
Short-term investments securities lending collateral	—	94,102	—	94,102
Cash	44,891	—	—	44,891
Assets held in separate accounts	271,568	—	—	271,568

Total assets	$320,423	2,277,932	42,890	2,641,245

22

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of FASB ASC Topic 820, Fair Value Measurements and Disclosures, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of secondary pricing sources, review of price source changes, and review of methodology changes.

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Fixed maturity and equity securities –The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these fixed maturity securities as Level 2 assets.

Fixed maturity securities not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular fixed maturity security. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values within Level 2.

23

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

In some instances the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These fixed maturity securities are classified as Level 3 assets.

For certain asset-backed fixed maturity securities with complex cash flows that are not priced by independent pricing services, management determines the fair value using other modeling techniques, primarily commercial software applications utilized for valuing securitized investments with variable cash flows. These fixed maturity securities are classified as Level 3 assets.

At December 31, 2015, 85.6% of the estimated fair values of fixed maturity securities were obtained from independent pricing services, 0.3% from the Company’s internal pricing matrices and 14.1% from other sources.

Short-term investments—Short-term investments include fixed maturity securities that mature in less than one year and are valued in the same manner as the fixed maturity securities.

Cash and cash equivalents - Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash equivalents are comprised of publicly traded money market accounts which are considered to be Level 1 assets.

Assets held in separate accounts—Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the balance sheets. The underlying securities are mutual funds that are valued using the reported net asset value which is published daily. The Company has classified the estimated separate account assets as Level 1 assets.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

24

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

	Investments
		Asset -	Total
	Corporate	backed	assets
December 31, 2013	$5,429	21,621	27,050
Net investment gains (losses):
In earnings (realized and unrealized)[1]	620	49	669
Unrealized in OCI[2]	269	3,038	3,307
Purchases	14,216	2,500	16,716
Settlements	(3,695)	(3,607)	(7,302)
Transfers into Level 3	3,919	—	3,919
Transfers out of Level 3	(1,469)	—	(1,469)

December 31, 2014	19,289	23,601	42,890
Net investment gains (losses):
In earnings (realized and unrealized)[1]	—	33	33
Unrealized in OCI[2]	(40)	(317)	(357)
Settlements	(352)	(3,851)	(4,203)
Transfers out of Level 3	(16,961)	(2,510)	(19,471)

December 31, 2015	$1,936	16,956	18,892

Change in unrealized gains (losses):
Still held at December 31:
2014	$620	49	669

2015	$—	32	32

[1]

Net realized investment gains and losses included in earnings reflect gains/(losses) on sales of financial instruments, changes in fair value of other assets and liabilities, other-than-temporary impairments, amortization and accretion of premiums or discounts and derivative settlements activity.

[2]	Unrealized investment gains and losses recorded in other comprehensive (loss) income include changes in market value of certain instruments.

25

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

The following tables present certain quantitative information about the significant unobservable inputs used in the fair value measurement for asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31. Certain securities classified as Level 3 excluded from the table below are obtained from non-binding broker quotes where observable inputs are not reasonably obtainable by the Company.

	Assets measured at fair value	Valuation technique(s)	Unobservable input description	Input/range of inputs	Weighted average	Impact of increase in input on fair value
2015
Assets:
Securities available-for-sale:
Fixed maturity securities:
Asset-backed	$15,305	Market pricing	Market prices	80-107	97	Increase
2014
Assets:
Securities available-for-sale:
Fixed maturity securities:
Asset-backed	$18,661	Market pricing	Market prices	81-108	98	Increase

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company’s conclusion that pricing information received from a third party pricing service is not reflective of market activity.

	Transfers out	Transfers out
	of Level 2 into	of Level 3 into
	Level 3	Level 2
2015
Assets:
Securities available-for-sale:
Fixed maturity securities:
Corporate	$—	16,961
Asset-backed	—	2,510
2014
Assets:
Securities available-for-sale:
Fixed maturity securities:
Corporate	$3,919	1,469

26

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

During the years ended December 31, 2015 and 2014, the Company transferred investments totaling $0 and $3,919, respectively, into Level 3 from Level 2 as a result of lack of visibility to observe significant inputs to price. During the years ended December 31, 2015 and 2014, the Company transferred investments totaling $19,471 and $1,469, respectively, out of Level 3 into Level 2 as a result of the availability of observable pricing inputs for these securities. There were no transfers from Level 2 to Level 1 in 2015 or 2014. There were no transfers out of Level 1 in 2015 or 2014.

Fair Value Measurement on a Nonrecurring Basis

In 2015 and 2014, the Company impaired one and two fixed maturity held-to-maturity securities, resulting in resulting in a nonrecurring fair value measurement of those securities, respectively. The Company had no impaired mortgage loans on real estate in 2015 or 2014. The Company uses the same valuation methodologies for its fair value measurements on a nonrecurring basis. The valuation techniques involved significant unobservable market inputs such as non-binding broker quotes, internal liquidation analysis and the use of models. For mortgage loans, the valuation techniques were primarily based on the estimated fair value of the underlying collateral. These values were determined using third-party appraisals.

The following tables present the Company’s hierarchy for its assets measured at fair value on a nonrecurring basis for the years ended December 31:

					Total
					realized
	Level 1	Level 2	Level 3	Total	losses
2015
Assets:
Investments:
Fixed maturity held-to-maturity securities, at amortized cost	$—	—	822	822	439

Total assets	$—	—	822	822	439

2014
Assets:
Investments:
Fixed maturity held-to-maturity securities, at amortized cost	$—	—	1,325	1,325	1,033

Total assets	$—	—	1,325	1,325	1,033

27

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825, Financial Instruments, requires additional disclosure of the fair value information about existing on and off balance sheet financial instruments. ASC Topic 825 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. The Company’s assets and liabilities subject to ASC Topic 825 disclosure that have not been presented at fair value in the ASC Topic 820 tables above are presented in the table below:

	Carrying	Estimated	Fair value hierarchy level
	value	fair value	Level 1	Level 2	Level 3
2015
Assets:
Fixed maturity held-to-maturity securities	$427,324	441,547	—	440,725	822
Mortgage loans on real estate	382,565	395,248	—	—	395,248
Policy loans	101,952	125,471	—	—	125,471
Liabilities:
Investment contracts	$64,399	65,921	—	65,921	—
2014
Assets:
Fixed maturity held-to-maturity securities	$401,622	432,987	—	431,661	1,326
Mortgage loans on real estate	377,201	396,383	—	—	396,383
Policy loans	100,277	122,245	—	—	122,245
Liabilities:
Investment contracts	$66,272	68,555	—	68,555	—

In estimating the fair value of financial instruments, the Company used the following methods and assumptions:

Fixed maturity held-to-maturity securities – The fair value of fixed maturity held-to-maturity securities, primarily private placements, is generally estimated from an internal pricing matrix using credit spreads over Treasury yields. The Company classifies these estimated fair values as Level 2 assets and Level 3 assets using the same valuation methodologies for fixed maturity securities that are recorded at estimated fair value on a recurring basis.

28

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company’s mortgage loans are valued using internally obtained credit ratings and are classified as Level 3.

Policy loans – The fair value of policy loans is estimated using discounted cash flow calculations. The expected life of the loan is based on internal assumptions; therefore, the Company classifies these as Level 3 assets.

Investment contracts – The fair value of the Company’s liabilities under investment contracts is estimated using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Cash flows are discounted at a rate that reflects the nonperformance risk of the Company. The amounts shown in the above table are net of reinsurance. The inputs are market observable; therefore, the Company classifies these as Level 2 liabilities.

(7)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

•	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

•	the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;

•	the risk that foreign currency exchange rates could negatively impact the valuation of certain investments that are not denominated in U.S. dollars;

•	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other than temporary impairments; and

•	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

29

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities

Fixed Maturity and Equity Securities by Sector

The amortized cost and estimated fair value of available-for-sale and held-to-maturity securities for both fixed maturities and equity securities by sector as of December 31 is as follows:

	2015
		Gross	Gross		Non-
	Amortized	unrealized	unrealized	Estimated	credit
	cost	gains	losses	fair value	OTTI
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$14,323	1,729	(78)	15,974	—
Obligations of states and political subdivisions	315,513	10,339	(3,227)	322,625	—
Corporate	1,325,029	77,248	(25,709)	1,376,568	—
Asset-backed	157,699	6,127	(1,074)	162,752	(5,040)
Mortgage-backed	333,455	8,838	(3,864)	338,429	(9,272)

Total fixed maturity securities	$2,146,019	104,281	(33,952)	2,216,348	(14,312)

Equity securities	$16,111	672	(87)	16,696	—

Fixed maturity held-to-maturity securities:
U.S. Treasury securities and obligations of U.S. government	$3,080	284	—	3,364	—
Obligations of states and political subdivisions	1,610	334	—	1,944	—
Debt securities issued by foreign governments	1,000	38	—	1,038	—
Corporate	419,780	18,069	(4,560)	433,289	—
Asset-backed securities	1,854	58	—	1,912	—
Total held-to-maturity	$427,324	18,783	(4,560)	441,547	—

30

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

	2014
		Gross	Gross		Non-
	Amortized	unrealized	unrealized	Estimated	credit
	cost	gains	losses	fair value	OTTI
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$14,354	1,985	(65)	16,274	—
Obligations of states and political subdivisions	239,949	12,054	(1,043)	250,960	—
Corporate	1,307,210	124,872	(5,161)	1,426,921	(50)
Asset-backed	183,428	9,718	(261)	192,885	(5,040)
Mortgage-backed	319,477	10,587	(2,777)	327,287	(9,473)

Total fixed maturity securities	$2,064,418	159,216	(9,307)	2,214,327	(14,563)

Equity securities	$16,869	49	(561)	16,357	—

Fixed maturity held-to-maturity securities:
U.S. Treasury securities and obligations of U.S. government	$3,330	368	—	3,698	—
Obligations of states and political subdivisions	1,705	430	—	2,135	—
Debt securities issued by foreign governments	1,000	—	—	1,000	—
Corporate	395,587	31,385	(818)	426,154	—

Total held-to-maturity	$401,622	32,183	(818)	432,987	—

Non-credit other than temporary impairment (“OTTI”) represents the amount of cumulative non-credit OTTI losses recognized in other comprehensive income on securities as of the date of OTTI that also had credit impairments.

The Company’s fixed maturities portfolio is comprised primarily of investment grade securities. Based upon designations by the NAIC, investment grade securities comprised 95.5% and 94.8% of the Company’s total available-for-sale and held-to-maturity fixed maturity securities portfolio as of December 31, 2015 and 2014, respectively.

Investments with a fair value of $4,102 and $4,605 as of December 31, 2015 and 2014, respectively, were on deposit with various regulatory agencies as required by law and are included in securities available-for-sale.

31

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and held-to-maturity as of December 31, 2015, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2015.

	Fixed maturity securities
	Available-for-sale		Held-to-maturity
	Amortized	Estimated	Amortized	Estimated
	cost	fair value	cost	fair value
Due in one year or less	$70,506	71,742	16,361	16,663
Due after one year through five years	419,608	446,210	126,018	133,106
Due after five years through ten years	677,012	679,951	188,865	194,361
Due after ten years	978,893	1,018,445	96,080	97,417

Total	$2,146,019	2,216,348	427,324	441,547

Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities

The following tables present the estimated fair value and gross unrealized loss of the Company’s fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
2015
U.S. Treasury securities and obligations of U.S. government	$3,130	(78)	—	—	3,130	(78)
Obligations of states and political subdivisions	95,963	(2,747)	12,529	(480)	108,492	(3,227)
Corporate	421,969	(22,709)	39,457	(7,560)	461,426	(30,269)
Asset-backed	67,562	(1,065)	815	(9)	68,377	(1,074)
Mortgage-backed	113,147	(2,681)	27,571	(1,183)	140,718	(3,864)

Total fixed maturity securities	701,771	(29,280)	80,372	(9,232)	782,143	(38,512)
Equity securities	3,418	(87)	—	—	3,418	(87)

Total	$705,189	(29,367)	80,372	(9,232)	785,561	(38,599)

32

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
2014
U.S. Treasury securities and obligations of U.S. government	$3,026	(65)	—	—	3,026	(65)
Obligations of states and political subdivisions	4,886	(24)	35,926	(1,019)	40,812	(1,043)
Corporate	97,523	(3,590)	46,532	(2,389)	144,055	(5,979)
Asset-backed	23,247	(136)	9,349	(125)	32,596	(261)
Mortgage-backed	7,057	(36)	96,163	(2,741)	103,220	(2,777)

Total fixed maturity securities	135,739	(3,851)	187,970	(6,274)	323,709	(10,125)
Equity securities	10,688	(561)	—	—	10,688	(561)

Total	$146,427	(4,412)	187,970	(6,274)	334,397	(10,686)

Concentrations related to fixed maturity securities in an unrealized loss position are included in the tables below. The tables summarize the fixed maturity securities by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than	12 months		Number of
	12 months	or longer	Total	securities
2015
99.9%-80%:
U.S. Treasury securities and obligations of U.S. government	$(78)	—	(78)	3
Obligations of states and political subdivisions	(2,747)	(480)	(3,227)	51
Corporate	(16,074)	(3,599)	(19,673)	243
Asset-backed	(1,065)	(9)	(1,074)	34
Mortgage-backed	(2,681)	(1,183)	(3,864)	45
Below 80%:
Corporate	(6,635)	(3,961)	(10,596)	30

Total	$(29,280)	(9,232)	(38,512)	406

33

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

	Less than	12 months		Number of
	12 months	or longer	Total	securities
2014
99.9%-80%:
U.S. Treasury securities and obligations of U.S. government	$(65)	—	(65)	2
Obligations of states and political subdivisions	(24)	(1,019)	(1,043)	22
Corporate	(3,551)	(2,369)	(5,920)	97
Asset-backed	(136)	(125)	(261)	18
Mortgage-backed	(36)	(2,741)	(2,777)	28
Below 80%:
Corporate	(39)	(20)	(59)	2

Total	$(3,851)	(6,274)	(10,125)	169

Evaluation of Other Than Temporarily Impaired Investments

Management regularly reviews its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other than temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the extent and length of time the security has been valued below cost. This review process includes an assessment of the credit quality and an assessment of the present value of future cash flows of the identified investment in the securities portfolio.

For corporate securities, the Company evaluates the present value of cash flows using the financial performance of the issuer based upon credit performance and investment ratings. Residential mortgage-backed securities and asset-backed securities are assessed for impairment using default estimates based on the underlying collateral performance including default rates, recovery rates and prepayment speeds. Cash flows generated by the collateral are then utilized, along with consideration for the issue’s position in the overall structure, to determine cash flows associated with the security.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other than temporarily impaired. Relevant facts and circumstances that may be considered include:

•	comparison of current estimated fair value of the security as compared to cost;

•	length of time the estimated fair value has been below cost;

•	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

34

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

•	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

•	any items specifically pledged to support the credit along with any other security interests or collateral;

•

the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity securities, the forecasted recovery of estimated fair value in a reasonable period of time;

•	overall business climate including litigation and government actions;

•	rating agency downgrades;

•	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

•	other circumstances particular to an individual security.

For each security deemed by management that meets the criteria for additional analysis, the Company prepares an analysis of the present value of the expected cash flows, using the interest rate implicit in the investment at the date of acquisition. To the extent that the present value of cash flows generated by a security is less than the amortized cost, an OTTI is recognized in the statements of income.

For those debt securities for which the Company has the intent to sell the security, or if it is more likely than not that it will be required to sell the security before recovery of the amortized cost, the entire unrealized loss (the amount that the amortized cost basis exceeds the estimated fair value) is recognized in the statements of income. For those debt securities for which the Company does not intend to sell the security and it is not more likely than not that the Company will be required to sell the security, but the security has suffered a credit loss (the amortized cost basis exceeds the present value of the expected cash flows), the impairment charge (excess of amortized cost over estimated fair value) is bifurcated with the credit loss portion recorded in the consolidated statements of operations, and the remainder, or non-credit loss portion, is recorded in other comprehensive income (loss). The Company prospectively accretes the value of the investment through interest income to the extent the future cash flows of the security are expected to be in excess of the new cost basis.

The Company discloses as part of the separate component of AOCI the non-credit portion of any OTTI. Subsequent changes in estimated fair value that are not considered OTTI are not included in the separate component of AOCI.

Current Year Evaluation

The Company has concluded securities in an unrealized loss position as of December 31, 2015 and 2014 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold the fixed maturity security investments until recovery of estimated fair value or amortized cost and for equity securities, anticipates a forecasted recovery in a reasonable period of time.

35

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Total unrealized losses increased from December 31, 2014 to December 31, 2015 due to wider credit spreads. Additionally, unrealized losses increased relating to certain industry sectors (i.e. energy, oil, mining) due to overall sector declines in value and not issuer-specific credit deterioration. Accordingly no write-downs were deemed necessary for the securities reflected in the tables above.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans consist of commercial mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of our mortgage loan portfolio as of December 31 were as follows:

	2015	2014
Commercial mortgage loans	$383,559	378,265
Valuation allowance	994	1,064

Net carrying value	$382,565	377,201

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 13.4% as of December 31, 2015 and 2014.

As of December 31, 2015, loans in the states of Texas and Florida exceeded 10.0% of the total loan portfolio and had carrying values of $51,245 and $41,405, respectively. As of December 31, 2014, loans in the states of Texas, Ohio and Florida exceeded 10.0% of the total loan portfolio and had carrying values of $44,311, $43,131, and $38,812, respectively.

Furthermore, the Company manages risk by underwriting relatively nominal individual commercial loans. The average loan, at origination, was approximately $1,800 in 2015 and 2014

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan to value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

36

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

The following table summarizes our commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
	Greater than	1.8x to	1.5x to	1.2x to	1.0x to	Less than
LTV	2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Total
2015
0% - 50%	$77,346	35,212	44,500	57,039	24,065	3,939	242,101
50% - 60%	1,214	8,521	19,160	28,547	—	2,027	59,469
60% - 70%	6,859	1,991	5,601	28,361	14,368	3,725	60,905
70% - 80%	1,001	—	—	14,750	2,865	666	19,282
80% and greater	—	—	—	808	—	—	808

Total	$86,420	45,724	69,261	129,505	41,298	10,357	382,565

2014
0% - 50%	$31,862	23,343	34,637	95,174	36,704	—	221,720
50% - 60%	2,882	5,451	23,789	48,196	24,739	1,162	106,219
60% - 70%	2,681	—	13,891	27,253	1,399	1,001	46,225
70% - 80%	—	—	—	1,499	1,538	—	3,037
80% and greater	—	—	—	—	—	—	—

Total	$37,425	28,794	72,317	172,122	64,380	2,163	377,201

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. Our corporate policy directs that our LTV on new mortgages not exceed 75% for standard mortgages.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

Allowance for Loan Losses

The allowance for loan losses is comprised of two components, specific and general, based on amounts collectively and individually evaluated for impairment. The Company’s commercial mortgage loan portfolio has experienced minimal historical losses throughout the years, including the last three years.

37

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

The general component of the allowance for loan losses is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan.

A rollforward of the allowance for loan losses is as follows:

	2015	2014
Beginning balance	$1,064	1,128
Provision	(70)	2
Charge-offs	—	(66)

Ending balance	$994	1,064

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record an allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

Mortgage Loan Aging

The table below depicts the loan portfolio exposure, net of allowance, of the remaining principal balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2015	$—	—	—	—	382,565	382,565	—

2014	$—	—	—	—	377,201	377,201	—

Performance, Impairment and Foreclosures

At December 31, 2015 and 2014, the Company had no mortgage loans in the process of foreclosure. Mortgage loan write-downs were $0, $66 and $146, during 2015, 2014 and 2013, respectively.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the balance sheet date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

38

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

The Company had no mortgage loans on nonaccrual status as of December 31, 2015 and 2014, respectively.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2015 or 2014.

The recorded investment in and unpaid principal balance of impaired loans along with the related specific allowance for loan losses, if any, and the average recorded investment and interest income recognized during the time the loans were impaired as of December 31 were as follows:

		Unpaid		Average	Interest
	Recorded	principal	Related	recorded	income
	investment	balance	allowance	investment	recognized
2015
With an allowance recorded:
Commercial mortgages	$668	702	(34)	676	44

2014
With an allowance recorded:
Commercial mortgages	$684	718	(34)	690	45

Other Long Term Investments

The components of other long-term investments were as follows as of December 31:

	2015	2014
Venture capital partnerships	$127	129
Receivable for securities	554	129

Total	$681	258

Securities Lending

As of December 31, 2015 and 2014, the Company received $65,583 and $94,102, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in the balance sheets in short-term investments securities lending collateral with a corresponding liability recorded in payables for securities lending collateral to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2015 and 2014. As of December 31, 2015 and 2014, the Company had loaned securities with a fair value of $58,773 and $90,599, respectively, which are recognized in the balance sheets in securities available-for-sale.

39

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Variable Interest Entities (“VIE”)

In the normal course of business, the Company invests in fixed maturity securities that could qualify as VIE. A VIE is a legal entity that lacks sufficient equity to finance their activities, or the equity investors of the entities as a group lack any of the characteristics of a controlling interest. The primary beneficiary of a VIE is generally the enterprise that has both the power to direct the activities most significant to the VIE, and is the enterprise that will absorb a majority of the fund’s expected losses or receive a majority of the fund’s expected residual returns. The Company evaluates its interest in certain fixed maturity investments, corporate securities, mortgage-backed securities, and asset-backed securities, to determine if the entities meet the definition of a VIE and whether the Company is the primary beneficiary and should consolidate the entity based upon the variable interests it held both at inception and where there is a change in circumstances that requires a reconsideration.

The Company has determined that it is not the primary beneficiary of these investments as the Company does not have the power to direct the activities that most significantly impact the entities’ performance. The Company’s maximum exposure to loss is limited to the carrying values of these securities. There are no liquidity arrangements, guarantees or other commitments by third parties that affect the fair value of the Company’s interest in these assets.

Net Investment Income

Analysis of investment income by investment type follows for the years ended December 31:

	Investment income
	2015	2014	2013
Gross investment income:
Securities available-for-sale:
Fixed maturity securities	$104,178	101,143	103,117
Equity securities	957	746	521
Fixed maturity held-to-maturity securities	23,037	21,909	20,374
Mortgage loans on real estate	23,459	25,479	25,160
Policy loans	6,052	6,040	5,820
Short-term investments	530	448	208
Other	—	—	2,351

Total gross investment income	158,213	155,765	157,551
Investment expenses	(597)	(512)	(475)

Net investment income	$157,616	155,253	157,076

40

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Net Realized Gains (Losses)

Analysis of net realized gains (losses) by investment type follows for the years ended December 31:

	Realized gains (losses) on investments
	2015	2014	2013
Securities available-for-sale:
Fixed maturity securities	$988	5,661	(2,816)
Equity securities	8	(232)	903
Fixed maturity held-to-maturity securities	(56)	(1,112)	(104)
Mortgage loans on real estate	—	(66)	(111)
Derivative instruments	—	560	—

Total realized gains (losses) on investments	940	4,811	(2,128)
Change in allowances for mortgage loans on real estate	70	64	56

Net realized gains (losses) on investments	$1,010	4,875	(2,072)

Realized gains (losses) on investments, as shown in the table above, include write-downs for OTTI of $2,385, $2,170, and $2,930 for the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015, fixed maturity securities with a carrying value of $49,614, which had a cumulative write-down of $14,432 due to OTTI, remained in the Company’s investment portfolio.

41

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

The following tables summarize total OTTI losses on securities by asset type for the years ended December 31:

	Total	Recognized in	Recognized in
	OTTI	OCI	earnings
2015
Obligations of states and political subdivisions	$281	(269)	550
Corporate	1,374	(50)	1,424
Asset-backed	14	(50)	64
Mortgage-backed	55	(292)	347

Total other-than-temporary impairment losses	$1,724	(661)	2,385

2014
Obligations of states and political subdivisions	$461	(103)	564
Corporate	2,480	1,029	1,451
Asset-backed	37	—	37
Mortgage-backed	(85)	(203)	118

Total other-than-temporary impairment losses	$2,893	723	2,170

2013
Corporate	$2,149	(137)	2,286
Asset-backed	—	(48)	48
Mortgage-backed	325	(271)	596

Total other-than-temporary impairment losses	$2,474	(456)	2,930

Credit Loss Rollforward

The following table summarizes the cumulative amounts related to the Company’s credit loss portion of the OTTI losses on fixed maturity securities held as of December 31, that the Company does not intend to sell and it is not more likely than not that the Company will be required to sell the security prior to recovery of the amortized cost basis and for which the non-credit portion of the loss is included in other comprehensive income:

42

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

	2015	2014	2013
Cumulative credit loss, beginning of year	$14,265	24,604	21,674
New credit losses	943	1,032	2,474
Change in credit losses on securities included in the beginning balance	1,442	1,138	456

Subtotal	16,650	26,774	24,604
Less:
Losses related to securities included in the current year beginning balance sold or paid down during the period	2,218	12,509	—

Cumulative credit loss, end of year	$14,432	14,265	24,604

Sales of Fixed Maturity Securities, Available-for-Sale

The following table summarizes fixed maturity securities available-for-sale activity:

	2015	2014	2013
Proceeds	$224,610	184,839	180,877

Gross realized gains	$1,716	2,670	341

Gross realized losses	$(507)	(137)	(1,204)

The Company may sell securities classified as held-to-maturity if the Company becomes aware of evidence of significant deterioration in an issuer’s creditworthiness and/or a significant increase in the risk weights of debt securities for regulatory RBC purposes. The Company sold one and four held-to-maturity securities in 2015 and 2014, respectively. Proceeds from the sale of those securities were $4,000 and $2,972 in 2015 and 2014, respectively. There were no net losses realized on the sale in 2015. Net losses of $175 were realized on those sales in 2014. There were no sales of held-to-maturity securities in 2013.

43

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Net Unrealized Gains (Losses) on Available-for-Sale Securities

An analysis by investment type of the change in unrealized gains (losses), before taxes, on securities available-for-sale is as follows for the years ended December 31:

	2015	2014	2013
Securities available-for-sale:
Fixed maturity securities	$(79,580)	61,774	(109,997)
Equity securities	1,097	1,799	(2,459)

Change in net unrealized gains	$(78,483)	63,573	(112,456)

The components of net unrealized gains (losses) on securities available-for-sale in AOCI arising during the period were as follows as of December 31:

	2015	2014	Change
Securities available-for-sale	$70,915	149,398	(78,483)
Future policy benefits and claims	(1,163)	(1,359)	196
Deferred policy acquisition costs	(22,818)	(50,596)	27,778
Deferred federal income tax provision	(16,426)	(34,105)	17,679

Net unrealized gains	$30,508	63,338	(32,830)

	2014	2013	Change

Securities available-for-sale	$149,398	85,825	63,573
Future policy benefits and claims	(1,359)	(1,141)	(218)
Deferred policy acquisition costs	(50,596)	(30,761)	(19,835)
Deferred federal income tax provision	(34,105)	(18,872)	(15,233)

Net unrealized gains	$63,338	35,051	28,287

	2013	2012	Change

Securities available-for-sale	$85,825	198,281	(112,456)
Future policy benefits and claims	(1,141)	(1,405)	264
Deferred policy acquisition costs	(30,761)	(68,048)	37,287
Deferred federal income tax provision	(18,872)	(45,090)	26,218

Net unrealized gains	$35,051	83,738	(48,687)

44

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

(8)	Derivative Financial Instruments

In 2014, the Company entered into an Identified Mixed Straddle Transaction in order to lock in some of the value of certain appreciated fixed maturity securities for a period of time by entering into offsetting short interest rate futures. These futures are considered derivative instruments. Since these derivatives will not meet the definition of a hedge, it will be treated as a derivative with no hedging designation under ASC 815, Derivatives and Hedging, with the gain or loss on the derivative instrument recognized currently in earnings. All positions were acquired and settled in 2014 and resulted in a gain of $560 which is recorded in net realized gains (losses): derivative instruments on the statements of income.

(9)	Deferred Policy Acquisition Costs

The deferred policy acquisition costs and changes thereto for the years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Balance - beginning of year	$329,002	325,201
Acquisition costs deferred	44,700	29,484
Amortization	(46,276)	(5,848)
Unrealized investment (gains) losses	27,778	(19,835)

Balance - end of year	$355,204	329,002

(10)	Future Policy Benefits and Claims

The liability for future policy benefits and claims is comprised of basic and benefit reserves for traditional life products, group life and health policies, universal life policies, and investment contracts.

The liability for future policy benefits for universal life policies and investment contracts represents approximately 83% of the total liability for future policy benefits as of December 31, 2015 and 2014. The liability has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 4.2%, 4.3% and 4.4% for the years ended December 31, 2015, 2014 and 2013, respectively. Approximately 35% and 38%, as of December 31, 2015 and 2014, respectively, of the universal life policies and investment contracts were at their guaranteed minimum interest rate.

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 3.0% to 5.5%.

45

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Reserves are calculated using withdrawal, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

The Company has established a reserve for three universal life plans with lifetime secondary guarantees, which the Company discontinued. The following table summarizes the reserve net of all reinsurance and net amount at risk as of December 31:

	Reserve	Net	Weighted
	net of	amount	average
	reinsurance	at risk	attained age
2015	$926	15,585	65

2014	$744	16,398	63

Net amount at risk represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

(11)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties and subsidiaries. This reinsurance involves either ceding certain risks to or assuming risks from other insurance companies. The Company’s financial statements reflect the effects of assumed and ceded reinsurance transactions.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk through coinsurance agreements or on a quota share basis or on an excess retention basis. The Company also reinsures risk associated with their disability and health insurance policies.

Affiliate Reinsurance

ONLIC assumes certain BOLI policies issued by the Company. Montgomery Re, Inc. (“MONT”), an affiliated reinsurer, assumes certain term life policies and certain death benefit guarantee universal life policies issued by the Company. Kenwood Re, Inc. (“KENW”) and Camargo Re Captive, Inc. (“CMGO”), affiliated reinsurers, assume certain term life policies issued by the Company.

46

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Further information on the activities related to ONLAC’s ceded business is as follows for the years ended December 31:

	2015
	Affiliate	Nonaffiliate
Premiums	$218,878	123,813
Claims incurred	74,612	123,127
Commission and expense allowances	21,940	8,605
Reinsurance recoverable:
Reserves for future policy benefits	1,119,006	356,607
Policy and contract claims payable	13,047	16,657
Cost of reinsurance, 2011 activity	1,854	5,121
Cost of reinsurance, 2012 activity	501	—

	2014
	Affiliate	Nonaffiliate
Premiums	$222,147	123,568
Claims incurred	63,798	122,481
Commission and expense allowances	39,367	8,441
Reinsurance recoverable:
Reserves for future policy benefits	971,331	337,073
Policy and contract claims payable	14,019	10,483
Cost of reinsurance, 2011 activity	2,535	5,463
Cost of reinsurance, 2012 activity	1,183	—

	2013
	Affiliate	Nonaffiliate
Premiums	$268,711	120,953
Claims incurred	58,059	102,915
Commission and expense allowances	19,751	9,062
Reinsurance recoverable:
Reserves for future policy benefits	811,737	331,362
Policy and contract claims payable	7,982	6,410
Cost of reinsurance, 2011 activity	2,122	5,929
Cost of reinsurance, 2012 activity	3,209	—

47

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Affiliate Reinsurance Agreements

The details of the Company’s affiliate reinsurance agreements are as follows:

Effective December 31, 2015, the Company entered into a 100% coinsurance reinsurance agreement with CMGO. The agreement is 100% coinsurance of one inforce block of business to CMGO. This block consists of 10, 15 and 20 year term policies issued beginning January 1, 2015, and will include policies issued within this block through December 31, 2017.

Effective December 31, 2013, the Company entered into a 100% coinsurance reinsurance agreement with KENW. The agreement included 100% coinsurance to cede two inforce blocks of business to KENW. The first block ceded 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010 (excluding policies which were fully retained). The second block consisted of 10, 15 and 20 year term policies issued between January 1, 2012 and December 31, 2014.

On July 1, 2014, the reinsurance agreement, dated February 1, 1981, between ONLAC and ONLIC for accident and health insurance (disability insurance) was amended. ONLAC recaptured the disability insurance business from ONLIC that was previously ceded under the agreement. The transaction was a recapture of $57,212 in previously ceded premiums which was recorded in accident and health insurance premiums in the statements of income and $59,931 recapture of previously ceded reserves which was recorded in benefits and claims expenses in the statements of income and future policy benefits and claims liability in the balance sheets.

Effective May 1, 2011, the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from January 1, 2009 to December 31, 2010 and certain death benefit guarantee universal life policies issued from March 23, 2002 to December 11, 2009. Additionally, certain 15 year and 20 year term policies issued from June 4, 2007 to December 31, 2010 that were previously reinsured in part with nonaffiliated reinsurers were also ceded to MONT at 100%.

Effective July 1, 2012, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement was amended to include an additional 100% coinsurance reinsurance agreement to cede an inforce block of business to MONT. The ceded business consisted of two blocks. The first block consisted of 10, 15, and 20 year term policies issued from January 1, 2011 to December 31, 2011 and was ceded to MONT effective July 1, 2012. The second block was fully retained 10 year term policies issued between April 1, 2004 and June 30, 2008 which were recaptured from a nonaffiliated reinsurer and retroceded to MONT effective December 31, 2012. Effective June 30, 2009 the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from April 1, 2004 to December 31, 2008. Policies issued between April 1, 2004 to June 30, 2008 which were ceded to a nonaffiliated reinsurer were excluded and not reinsured under this amendment. Effective December 31, 2008 the Company entered into a 100% coinsurance reinsurance agreement with MONT. The agreement included 100% coinsurance to cede 10 year term policies issued from January 1, 2000 to March 31, 2004.

48

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

Effective December 31, 2013, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement states that the Company recaptured the blocks of business including 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010.

The reconciliation of traditional life and individual health premiums to net premiums for the years ended December 31, were as follows:

	2015	2014	2013
Direct premiums earned	$319,994	378,153	368,903
Reinsurance assumed	564	658	715
Reinsurance ceded	(342,691)	(345,715)	(389,664)

Net premiums earned	$(22,133)	33,096	(20,046)

(12)	Income Taxes

The provision for income taxes is as follows:

	2015	2014	2013
Current expense	$6,911	24,954	2,487
Deferred (benefit) expense	(6,415)	(14,047)	20,529

Provision for income taxes	$496	10,907	23,016

49

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

The following table is the reconciliation of the provision for income taxes based on enacted U.S. federal income tax rates to the provision for income taxes reported in the financial statements for the years ended December 31:

	2015	2014	2013
Pre-tax income times U.S. enacted tax rate	$3,828	14,445	25,424
Tax-preferred investment income	(349)	(382)	(382)
Transfer pricing	(2,601)	(2,228)	(1,954)
Other, net	(382)	(928)	(72)

Provision for income taxes	$496	10,907	23,016

Effective tax rate	4.5%	26.4%	31.7%

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions.

The largest component of tax-preferred investment income in the rate reconciliation above is the Dividends Received Deduction (“SA DRD”) on separate account assets held in connection with variable annuity and life contracts. During 2015, 2014 and 2013 tax return years, the Company recognized an income tax benefit of $276, $295 and $334, respectively.

The tax effects of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability relate to the following as of December 31:

	2015	2014
Deferred tax assets:
Future policy benefits	$606,951	543,670
Mortgage loans on real estate	336	360
Other	963	1,687

Total gross deferred tax assets	608,250	545,717

Deferred tax liabilities:
Investments	19,726	43,297
Deferred policy acquisition costs	69,560	62,620
Reinsurance recoverable	516,158	459,397
Other	4,940	6,630

Total gross deferred tax liabilities	610,384	571,944

Net deferred tax liability	$2,134	26,227

50

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income, projections for future income over the periods in which the deferred tax assets are deductible and available tax planning, the Company believes it is more likely than not that it will realize the benefits of these deductible differences.

As of December 31, 2015 and 2014, the Company had no capital loss carryforwards, uncertain tax positions or valuation allowances recorded.

(13)	Regulatory RBC and Dividend Restrictions

The Company is required to comply with statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for the Company, filed with the Ohio Department of Insurance (the “Department”), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not prescribed. The Company does not have any permitted statutory accounting practices as of December 31, 2015 or 2014.

Statutory Equity and Income

State insurance regulators and the NAIC have adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. As of December 31, 2015, the Company exceeded the minimum RBC requirements.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2015, the Company’s total adjusted capital and company action level RBC was $311,303 and $66,902, respectively, providing an RBC ratio of 465%. Additionally, as of December 31, 2015, the Company’s authorized control level RBC was $33,451.

The statutory basis net income of ONLAC was $20,834, $18,103 and $13,595 for the years ended December 31, 2015, 2014 and 2013, respectively.

The statutory basis capital and surplus of ONLAC was $281,508 and $296,020 as of December 31, 2015 and 2014, respectively.

51

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

The primary reasons for the difference between statutory and GAAP accounting for reporting purposes include the following provisions for GAAP:

•

the costs related to successful efforts to acquire business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to operations in the year incurred;

•

future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

•	investments in fixed maturity available-for-sale securities are carried at fair value rather than amortized cost;

•	the asset valuation reserve and interest maintenance reserve are not recorded;

•	changes in deferred taxes are recognized in operations; and

•	there is a presentation of other comprehensive (loss) income and comprehensive (loss) income.

Additionally, state regulators and rating agencies do not always use the same methodologies for calculating RBC ratios. There is a risk that a rating agency will not give us credit for certain regulatory RBC rules or permitted practices, which could result in a reduced rating even though the Company’s RBC ratio remains high based upon state regulatory rules and practices.

Dividend Restrictions

The payment of dividends by ONLAC to ONLIC is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of ONLAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $28,000 may be paid by ONLAC to ONLIC in 2016 without prior approval. ONLAC declared and paid dividends to ONLIC of $29,000, $31,000 and $31,000 in 2015, 2014 and 2013, respectively.

(14)	Additional Financial Instruments Disclosure

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund bonds and venture capital partnerships of $6,300 and $9,000 as of December 31, 2015 and 2014, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

52

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2015, 2014 and 2013

(Dollars in thousands)

(15)	Related Party Transactions

The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing, and related services to ONLAC. ONLIC primarily uses multiple bases (head counts, salaries, number of policies, field compensation, time, reserve account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in charges to the Company of approximately $66,248, $55,727 and $52,593 in 2015, 2014, and 2013, respectively. These amounts include pension costs for the personnel furnished to the Company.

53

Schedule I

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2015

(Dollars in thousands)

Column A	Column B	Column C	Column D
			Amount at
			which shown
		Market	in the
Type of investment	Cost	value	balance sheet
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$14,323	15,974	15,974
Obligations of states and political subdivisions	315,513	322,625	322,625
Corporate securities	1,325,029	1,376,568	1,376,568
Asset-backed securities	157,699	162,752	162,752
Mortgage-backed securities	333,455	338,429	338,429

Total fixed maturity available-for-sale securities	2,146,019	2,216,348	2,216,348

Equity securities available-for-sale:
Common stocks:
Industrial, miscellaneous, and all other	5	2	2
Nonredeemable preferred stocks	16,106	16,694	16,694

Total equity securities available-for-sale	16,111	16,696	16,696

Fixed maturity held-to-maturity securities:
Bonds:
U. S. Treasury securities and obligations of U.S. government	3,080	3,364	3,080
Obligations of states and political subdivisions	1,610	1,944	1,610
Debt securities issued by foreign governments	1,000	1,038	1,000
Corporate securities	419,780	433,289	419,780
Asset-backed securities	1,854	1,912	1,854

Total fixed maturity held-to-maturity securities	427,324	441,547	427,324

Mortgage loans on real estate, net	383,559		382,565	[1]
Policy loans	101,952		101,952
Other long-term investments	3,352		681	[2]
Short-term investments securities lending collateral	65,583		65,583

Total investments	$3,143,900		3,211,149

[1]	Difference from Column B is attributable to valuation allowances due to impairments on mortgage loans on real estate.
[2]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships.

See accompanying report of independent registered public accounting firm.

Schedule III

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2015, 2014 and 2013

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Deferred	Future policy		Other policy
	policy	benefits, losses,		claims and
	acquisition	claims, and	Unearned	benefits	Premium
Year segment	costs	loss expenses	Premiums [1]	payable [1]	revenue
2015:
Individual life insurance	$345,743	2,751,272			(31,615)
All other	9,461	1,678,469			9,482

Total	$355,204	4,429,741			(22,133)

2014:
Individual life insurance	$321,090	2,591,692			(31,057)
All other	7,912	1,515,692			64,153

Total	$329,002	4,107,384			33,096

2013:
Individual life insurance	$320,530	2,460,051			(25,025)
All other	4,671	1,286,913			4,979

Total	$325,201	3,746,964			(20,046)

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits,	Amortization
		claims, losses	of deferred
	Net	and	policy	Other
	investment	settlement	acquisition	operating	Premium
Year segment	income [2]	expenses	costs	expenses [2]	written[3]
2015:
Individual life insurance	$161,145	133,973	45,086	38,457
All other	(3,529)	16,589	1,190	16,417

Total	$157,616	150,562	46,276	54,874

2014:
Individual life insurance	$157,562	124,926	7,750	41,215
All other	(2,309)	75,659	(1,902)	7,989

Total	$155,253	200,585	5,848	49,204

2013:
Individual life insurance	$155,089	102,040	26,981	47,835
All other	1,987	8,376	658	3,371

Total	$157,076	110,416	27,639	51,206

[1]	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
[3]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Reinsurance

Years ended December 31, 2015, 2014 and 2013

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net
2015:
Life insurance in force	$153,478,992	137,312,453	—	16,166,539	—%
Premiums:
Life insurance	300,143	331,758	—	(31,615)	—%
Accident and health insurance	19,851	10,933	564	9,482	5.9%

Total	$319,994	342,691	564	(22,133)	(2.5)%

2014:
Life insurance in force	$147,838,975	132,417,666	—	15,421,309	—%
Premiums:
Life insurance	359,570	390,627	—	(31,057)	—%
Accident and health insurance	18,583	(44,912)	658	64,153	1.0%

Total	$378,153	345,715	658	33,096	2.0%

2013:
Life insurance in force	$140,476,852	125,449,522	—	15,027,330	—%
Premiums:
Life insurance	351,149	376,174	—	(25,025)	—%
Accident and health insurance	17,754	13,490	715	4,979	14.4%

Total	$368,903	389,664	715	(20,046)	(3.6)%

See accompanying report of independent registered public accounting firm.

Schedule V

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Valuation and Qualifying Accounts

Years ended December 31, 2015, 2014 and 2013

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
		Charged
	Balance at	(credited) to	Charged to		Balance at
	beginning	costs and	other		end of
Description	of period	expenses	accounts	Deductions	period
2015:
Valuation allowances – mortgage loans on real estate	$1,064	—	—	(70)	994
2014:
Valuation allowances – mortgage loans on real estate	$1,128	2	—	(66)	1,064
2013:
Valuation allowances – mortgage loans on real estate	$1,184	55	—	(111)	1,128

See accompanying report of independent registered public accounting firm.

Ohio National Variable Account R

Form N-6

Part C

Other Information

Item 24. Financial Statements

Financial Statements of the Registrant and the Depositor can be found in Part B of this filing.

Item 26. Exhibits

The exhibits to this Registration Statement are listed below:

26(a)

Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1 of the Registrant’s registration statement on Form S-6 on October 31, 2001(File no. 333-16133) and is incorporated by reference herein.

26(b)	N/A
26(c)

Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s registration statement on Form S-6 on April 27, 1998 (File no. 333-16133) and is incorporated by reference herein.

Variable Policy Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 on April 27, 1998 (File no. 2-91213) and is incorporated by reference herein.

26(d)

Flexible Premium Life Insurance Policy, Form 00-VL-1 was filed as Exhibit 99(d) of Pre-Effective Amendment No. 2 of Registrant’s registration statement on Form N-6 filed on April 27, 2004 (File No. 333-109900) and is incorporated by reference herein.

26(e)

Variable Life Insurance Application was filed as Exhibit 99(e) of the Pre-Effective Amendment No. 2 of the Registrant’s registration statement on Form N-6 filed on April 27, 2004 (File No. 333-109900) and is incorporated by reference herein.

26(f)

Articles of Incorporation of the Depositor were filed as Exhibit 6(a) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein. Code of Regulations (by-laws) of the Depositor were filed as Exhibit 6(b) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(g)	N/A
26(h)

Fund Participation Agreement between Depositor and Prudential Funds was filed as Exhibit (3)(g) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Fund Participation Agreement between Depositor and Neuberger Berman Advisers Management Trust was filed as Exhibit (3)(h) of Post-Effective Amendment No. 51 of Ohio National Variable Account — A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Amendment to Fund Participation Agreement between Depositor and The Universal Institutional Funds was filed as Exhibit (3)(i) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and

Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

26(i)

Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 8 of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(j)	N/A
26(k)

Legal Opinion was filed as Exhibit 99(k) of Pre-Effective Amendment No. 2 of the Registrant’s registration statement on Form N-6 on April 27, 2004 (File No. 333-109900) and is incorporated by reference herein.

26(l)	N/A
26(m)	N/A

26(n)	Consent of KPMG LLP is filed herewith as Exhibit 99(26)(n).

26(o)	N/A
26(p)	N/A

26(q)

Memorandum describing the Depositor’s purchase, transfer, redemption and conversion procedures for the policies was filed as Exhibit 99(26)(q) of the Registrant’s registration statement on Form N-6, Post-Effective Amendment No. 8 on April 28, 2016 (File No. 333-153020) and is incorporated by reference herein.

Item 27. Directors and Officers of the Depositor

Name	Relationship with Company
Thomas A. Barefield	Director, Vice Chairman & Chief Distribution Officer
G. Timothy Biggs	Vice President, Mortgages & Real Estate
Richard J. Bodner	Senior Vice President, Insurance Operations
Philip C. Byrde	Vice President, Fixed Income Securities

Christopher J. Calabro	Senior Vice President, Career Agency Distribution
Christopher A. Carlson	Vice Chairman & Chief Investment Officer, Latin America Strategic Business Leader
Rocky Coppola	Senior Vice President and Controller
Nancy A. Dalessio	Executive Vice President & Chief Administrative Officer

John A. DelPozzo	Senior Vice President, PGA Distribution

Michael J. DeWeirdt	Senior Vice President and Chief Risk Officer

Ronald J. Dolan	Director, Vice Chairman and Chief Risk Officer
Joseph M. Fischer	Assistant Secretary
Rosemary L. Gatto	Vice President, Claims
Paul J. Gerard	Senior Vice President, Investments
Robert K. Gongwer	Vice President, Taxes

Kristal E. Hambrick	Senior Vice President and Chief Product Officer

Ronald G. Heibert	Senior Vice President
Melinda G. Hubbard	Vice President, Insurance Operations Support
Gary T. Huffman	Director, Chairman, President and Chief Executive Officer
Danielle D. Ivory	Vice President, New Business & Policyowner Services

Kush V. Kotecha	Senior Vice President, Chief Corporate Actuary and Valuation Actuary
Lori A. Landrum	Vice President & Counsel
Charles T. Lanigan	Senior Vice President, Disability Income Strategic Business Unit Head
Amy S. Leach	Vice President, BOLI

Therese S. McDonough	Vice President & Corporate Secretary

Bradley T. Owens	Tax Officer

Doris L. Paul	Vice President & Treasurer

William C. Price	Vice President & Assistant General Counsel
Arthur J. Roberts	Senior Vice President & Chief Risk Officer

Gary R. Rodmaker	Vice President, Investments
William G. Schlechter M.D.	Vice President and Medical Director

Dennis L. Schoff	Senior Vice President & General Counsel, Assistant Secretary, Chief Compliance Officer

James C. Smith	Senior Vice President, Internal Audit and Compliance
Raymond D. Spears	Vice President & Chief Underwriting Officer
Annette M. Teders	Vice President, Private Placements

Barbara A. Turner	Senior Vice President, Annuities Strategic Business Leader
Steven A. Wabnitz	Vice President & Medical Director (effective 8/3/2015)
Peter Whipple	Senior Vice President & Chief Corporate Actuary
Nicholas A. Vision	Tax Officer

The principal business address is One Financial Way, Cincinnati, Ohio 45242.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of The Ohio National Life Insurance Company, which is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio

intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company (insurance company)	Ohio	100%
ONFlight, Inc. (aviation)	Ohio	100%
Fiduciary Capital Management, Inc. (investment adviser)	Connecticut	100%
Financial Way Realty, Inc.	Ohio	100%
Suffolk Capital Management LLC (investment adviser)	Delaware	85%
Sycamore Re, Ltd. (captive reinsurance company)	Cayman	100%
ONTech, LLC	Delaware	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
Ohio National Life Assurance Corporation (insurance company)	Ohio	100%
Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%
Ohio National Investments, Inc. (investment adviser)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
Ohio National Fund, Inc. (registered investment company)	Maryland	100%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Dow Target Variable Fund LLC (registered investment company)	Ohio	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
Camargo Re Captive, Inc. (captive reinsurance company)	Ohio	100%
National Security Life and Annuity Company (insurance company)	New York	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

Sycamore Re, Ltd. owns 100% of the voting securities of ON Foreign Holdings, LLC, a holding company organized under the laws of Delaware.

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of Ohio National International Holdings Cooperatief U.A., a holding company organized under the laws of Netherlands, and (2) 0.01% of the voting securities of ONSV do Brasil Participações Ltda., a holding company organized under the laws of Brazil.

Ohio National International Holdings Cooperatief U.A. owns (1) 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of Netherlands, and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, SMLLC, a holding company organized under the laws of Delaware, (2) 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of ONSV do Brasil Participações Ltda., a holding company organized under the laws of Brazil, (4) 0.01% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil, and (5) 0.01% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

ON Global Holdings, LLC owns (1) 99.99% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile, and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

ONSV do Brasil Participações Ltda. owns 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holdings company organized under the laws of Brasil.

Item 29. Indemnification

The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:

“Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.”

In addition, Article XII of the Depositor’s Code of Regulations states as follows:

“If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Six of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled”.

Item 30. Principal Underwriter

The principal underwriter of the Registrant’s securities is Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:

Barbara A. Turner	Director, President & Chief Executive Officer
Thomas A. Barefield	Director and Executive Vice President
Martin T. Griffin	Director and Senior Vice President
Thomas J. DeGaetano	Vice President, Operations

Andrew J. VanHoy	Vice President, Compliance

Teresa R. Cooper	Treasurer & Comptroller
Kimberly A. Plante	Secretary
Emily Bae	Assistant Secretary

Robert K. Gongwer	Vice President and Tax Officer
Nicholas A. Vision	Tax Officer
Bradley T. Owens	Tax Officer

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting Discounts and Commissions	Compensation on Redemption or	Brokerage

	Annuitization	Commissions
$618,150	None	None

Item 31. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

(1)   Journals and other records of original entry:

  Ohio National Life Assurance Corporation (“Depositor”)

  One Financial Way

  Montgomery, Ohio 45242

(2)   General and auxiliary ledgers:

   Depositor

(3)  Securities records for portfolio securities:

   Depositor

(4)  Corporate charter, by-laws and minute books:

  Registrant has no such documents.

(5)  Records of brokerage orders:

  Not applicable.

(6)  Records of other portfolio transactions:

   Depositor

(7)  Records of options:

  Not applicable

(8)  Records of trial balances:

   Depositor

(9)  Quarterly records of allocation of brokerage orders and commissions:

  Not applicable

(10)  Records identifying person or group authorizing portfolio transactions:

   Depositor

(11)  Files of advisory materials:

  Not applicable

(12)  Other records

   Depositor

Item 32. Management Services

None

Item 33. Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

Ohio National Life Assurance Corporation represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 28th day of April, 2016.

Ohio National Variable Account R

(Registrant)

By OHIO NATIONAL LIFE ASSURANCE CORPORATION

(Depositor)

By /s/ Peter E. Whipple

Peter E. Whipple

Senior Vice President & Chief Corporate Actuary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 28th day of April, 2016.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

(Depositor)

By /s/ Peter E. Whipple

Peter E. Whipple

Senior Vice President & Chief Corporate Actuary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature	Title	Date

/s/ Gary T. Huffman Gary T. Huffman	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 28, 2016
/s/ Ronald J. Dolan Ronald J. Dolan	Director and Vice Chairman	April 28, 2016
/s/ Thomas A. Barefield Thomas A. Barefield	Director, Vice Chairman and Chief Distribution Officer	April 28, 2016

Index of Consents and Exhibits

Exhibit Number	Description	Page Number

26(n)	Consent of KPMG LLP